UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tesco Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

TESCO CORPORATION

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

OF SHAREHOLDERS

To Be Held On May 18, 2007

PROXY STATEMENT

April 16, 2007

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

OF SHAREHOLDERS

To Be Held May 18, 2007

NOTICE IS HEREBY GIVEN that the annual general and special meeting (the “Meeting”) of the shareholders of Tesco Corporation (the “Corporation”) will be held at the Hyatt Regency Calgary at 700 Centre Street SE, Calgary, Alberta, Canada on May 18, 2007 at 2:30 p.m. (Calgary time) for the following purposes:

1.	to receive the consolidated financial statements of the Corporation for the year ended December 31, 2006 and the report of the auditors thereon;

2.	to elect directors of the Corporation for the ensuing year or until their successors are elected or appointed (“Proposal One”);

3.

to approve the amended and restated articles to allow us to hold shareholder meetings in certain cities outside of Alberta, to remove unnecessary references to the bylaws of the Corporation and to comply with applicable corporate law in the Province of Alberta (“Proposal Two”);

4.

to approve the amended and restated bylaws to modernize our bylaws, increase our quorum requirements for shareholder meetings and eliminate certain provisions of our existing bylaws (“Proposal Three”);

5.

to amend and restate our 2005 Stock Option Plan to, among other things, provide for a variety of forms of equity compensation awards to be granted to employees and directors of the Corporation (“Proposal Four”);

6.

to amend and restate our Employee Stock Savings Plan to, among other things, allow for the Company’s issuance of shares to executive officers necessitated by our transition from a foreign private issuer to a U.S. issuer subject to the Securities Exchange Act (“Proposal Five”);

7.

to appoint PricewaterhouseCoopers LLP, a national public accounting firm, as our independent auditors for the fiscal year ending December 31, 2007 at a remuneration to be determined by our board of directors (“Proposal Six”); and

8.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Information with respect to the foregoing matters is set forth in the accompanying proxy materials dated April 16, 2007.

Only shareholders of record at the close of business on April 5, 2007 will be entitled to notice of and to vote at the Meeting, except that a transferee of Common Shares after such record date may, not later than 10 days before the Meeting, establish a right to vote at the Meeting by providing evidence of ownership of Common Shares and demanding that his or her name be placed on the Shareholder List for the Meeting in place of the transferor. It is important that your shares be represented at the Meeting of shareholders regardless of the size of your holdings. Whether or not you plan to attend the Meeting in person, please vote your shares by signing, dating and returning the enclosed proxy card as promptly as possible. A postage-paid envelope is enclosed if you wish to vote your shares by mail. You may mail your proxy card to or deposit it with the Secretary of the Corporation, c/o Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, in the enclosed envelope provided for that purpose or by facsimile at (866) 249-7775 or (416) 263-9524. If you hold shares in your own name as a holder of record and vote your shares by mail prior to the Meeting, you may revoke your proxy by any one of the methods described herein if you choose to vote in person at the Meeting. Voting promptly saves us the expense of a second mailing.

In order to be valid, all instruments of proxy must be completed, dated, signed and received by Computershare Trust Company of Canada not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment thereof. The Corporation may refuse to recognize any instrument of proxy received after the said time. A proxyholder need not be a shareholder.

DATED at Houston, Texas this 16th day of April, 2007.

By Order of the Board of Directors

James A. Lank
Corporate Secretary

3993 West Sam Houston Parkway North, Suite 100

Houston, Texas, United States 77043

Information about Voting	2

PROPOSAL ONE – Election of Directors	5

Statement of Corporate Governance Practices	7

Executive Officers	13

Compensation Discussion & Analysis	14

Summary Compensation Table	21

Security Ownership of Management and Certain Beneficial Owners	25

Certain Relationships and Related Transactions	28

PROPOSAL TWO – Amending and Restating the Articles of the Corporation to Permit Meetings of Shareholders to be Held Outside of the Province of Alberta and to Remove Unnecessary References to the By-Laws of the Corporation	29

PROPOSAL THREE – Amendments to Our Bylaws to Modernize our Bylaws and Eliminate Certain Provisions of our Existing Bylaws	30

PROPOSAL FOUR – Approval of the Amended and Restated 2005 Incentive Plan	32

PROPOSAL FIVE – Approval of the Amended and Restated Employee Stock Savings Plan	45

PROPOSAL SIX – Appointment of PricewaterhouseCoopers LLP as Our Independent Auditors	50

Financial Statements for Fiscal Year 2006	51

Shareholder Proposals	51

Additional Information	51

i

TESCO CORPORATION

3993 West Sam Houston Parkway North, Suite 100

Houston, Texas, United States 77043

PROXY STATEMENT

ANNUAL GENERAL AND SPECIAL MEETING

OF SHAREHOLDERS

To Be Held May 18, 2007

General Information Concerning this Proxy Solicitation

This proxy statement, together with the enclosed instrument of proxy, is solicited by and on behalf of the management of Tesco Corporation, an Alberta corporation (the “Corporation”), and its board of directors for use at the annual general and special meeting (the “Meeting”) of the holders of common shares (“Common Shares”) of the Corporation to be held the Hyatt Regency Calgary at 700 Centre Street SE, Calgary, Alberta, Canada on May 18, 2007 at 2:30 p.m. (Calgary time), as well as at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General and Special Meeting of Shareholders (the “Notice of Meeting”). The Corporation’s management and board of directors are requesting that you allow your Common Shares to be represented and voted at the Meeting by the proxies named on the enclosed instrument of proxy. “We,” “our,” “us,” “Tesco,” and the “Corporation” each refers to Tesco Corporation.

Solicitation of proxies by mail is expected to commence on or about April 24, 2007 (the approximate date this proxy statement and accompanying proxy card were first sent to shareholders). The Corporation will bear the cost of the solicitation. In addition to solicitation by mail, certain of the directors, officers and regular employees of the Corporation may, without extra compensation, solicit proxies by telephone, facsimile, electronic and written communication and personal interview. The Corporation will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and the Corporation will reimburse them for postage and clerical expenses.

In order to be valid, all instruments of proxy must be completed, dated, signed and received by the Secretary of the Corporation, c/o Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or by facsimile at (866) 249-7775 or (416) 263-9524 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment thereof. The Corporation may refuse to recognize any instrument of proxy received after that time.

A number of banks and brokerage firms participate in a program that also permits shareholders to direct their vote by the Internet or telephone. This option is not offered by the Corporation itself but should be reflected on the voting form from a bank or brokerage firm that accompanies this proxy statement. If your Common Shares are held in an account at a bank or brokerage firm that participates in such a program, you may direct the vote of these Common Shares by the Internet or telephone by following the instructions on the voting form enclosed with the proxy from the bank or brokerage firm. See below under the caption “Information about Voting—Advice to Beneficial Holders of Common Shares.”

Multiple Shareholders Sharing the Same Address

Securities and Exchange Commission (“SEC”) rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if it is believed the shareholders are members of the same family. Duplicate account mailings will be eliminated by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Tesco Corporation, Attention: Investor Relations, 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043. You can also obtain copies from our web site at www.tescocorp.com.

Appointment of Proxyholders

The nominees for proxyholder named on the enclosed instrument of proxy are officers of the Corporation. Each shareholder has the right to appoint an alternative proxyholder, who need not be a shareholder, to attend and act on his behalf at the Meeting instead of the nominees named in the enclosed instrument of proxy. To exercise such right, either the names of the nominees should be crossed out (such deletion to be initialed by the person or officer signing the instrument of proxy) and the name of the shareholder’s appointee should be legibly printed in the blank space provided for that purpose in the enclosed instrument of proxy or another appropriate form of proxy should be completed.

Signature on Proxy

To be valid, the enclosed instrument of proxy or other appropriate form of proxy must be signed by the shareholder or his attorney duly authorized in writing or, if the shareholder is a corporation, the instrument of proxy should be signed in its corporate name by an officer or attorney thereof duly authorized in writing. An instrument of proxy signed by a person acting as attorney or in some other representative capacity (executor, administrator, trustee, etc.) should reflect such person’s title or capacity following his signature and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has previously been provided to the Corporation).

Information about Voting

Quorum

A quorum will be present if the holders of at least one-twentieth of the outstanding Common Shares entitled to vote are present, in person or by proxy, at the Meeting. In order for the Corporation to realize the full benefits under applicable U.S. tax law of certain changes to our equity incentive plan described as Proposal Four in these materials, a quorum of a majority of the outstanding Common Shares would be required. If you have returned an instrument of proxy or if you hold your Common Shares in your own name as a holder of record and attend the Meeting in person, your Common Shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Meeting may be adjourned by the vote of a majority of the Common Shares represented at the Meeting until a quorum has been obtained.

Vote Required

As of April 5, 2007 there were 36,561,400 Common Shares issued and outstanding, each carrying the right to one vote per share. Each of Proposals One, Three, Four, Five and Six must be approved by the affirmative vote of a majority of votes cast by the holders of Common Shares at the Meeting. There will be no cumulative voting in the election of directors. Proposal Two requires the affirmative approval of no less than 66-2/3% of the votes cast at the Meeting in order for the amended and restated articles to be adopted.

Shares for which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted FOR each of the Proposals described in the Notice of Meeting.

Effect of Abstentions, Withheld Votes and Broker Non-Votes

For a number of the proposals on the attached instrument of proxy, you have the option of abstaining or withholding your vote. Intermediaries will return your proxy as a broker “non-vote” if the intermediary does not receive voting instructions from you. If you abstain or withhold votes or your shares are treated as broker non-votes your shares will still be counted for purposes of establishing a quorum. If you elect to withhold your vote for a given Proposal, such election will have the effect of voting against that Proposal. An abstention or broker non-vote will not be counted as a vote cast and will not affect the outcome of the vote for any given proposal.

Record Date

The Corporation has prepared, as of the close of business on April 5, 2007 (the “Record Date”), a list of registered shareholders entitled to receive notice of the Meeting and the number of Common Shares held by each such shareholder. A shareholder named in the list is entitled to vote the Common Shares shown opposite their name at the Meeting except to the extent that such shareholder has transferred the ownership of their Common Shares after the Record Date and the transferee of those Common Shares establishes that they own the Common Shares and demands, not later than 10 days before the Meeting, that their name be substituted for that of the transferor of such Common Shares (with respect only to the Common Shares transferred), in which case the transferee is entitled to vote the Common Shares so transferred at the Meeting instead of the transferor. The register of transfers will not be closed.

For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for inspection during ordinary business hours at the Corporation’s executive offices at 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043, and at the Corporation’s Calgary, Alberta offices at 6204 - 6A Street SE, Calgary, Alberta, Canada T2H 2B7, by shareholders of record for proper purposes.

Revocation of Proxies

Proxies may be revoked at any time prior to the exercise thereof by: (a) depositing an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing either (i) at the registered office of the Corporation at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the chair of the Meeting on the day of the Meeting or any adjournment thereof, or (b) in any other manner permitted by law.

Advice to Beneficial Holders of Common Shares

If your Common Shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered, or “beneficial,” shareholder. Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our beneficial shareholders. Intermediaries often use a service company (such as ADP Investor Communications) to forward meeting materials to beneficial shareholders. If you are a beneficial shareholder, you can vote your Common Shares by proxy through your intermediary or at the Meeting if you appoint yourself as proxy.

Internet Voting. If your intermediary is registered with ADP Investor Communications, whom we have retained to manage beneficial shareholder Internet voting, you may vote over the Internet by accessing www.proxyvotecanada.com and following the proxy login and voting instructions.

Voting through Intermediaries. A beneficial shareholder who does not vote by Internet will usually be given a voting instruction form by their intermediary which must be submitted by the beneficial shareholder in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s own Internet website). Occasionally, a beneficial shareholder may be given a form of proxy that has been signed by the intermediary and which is restricted to the number of shares owned by the beneficial shareholder but is otherwise not completed. This form of proxy does not need to be signed by the beneficial shareholder. In this case, you can complete the form of proxy and vote by mail or facsimile only, in the same manner as described above.

Voting in Person. A beneficial shareholder who receives a form of proxy or a voting instruction form from their intermediary who wishes to attend and vote at the Meeting in person (or have another person attend and vote on their behalf), should strike out the proxyholders named in the form of proxy and insert the beneficial shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions provided by the intermediary.

In all cases, beneficial shareholders should carefully follow the instructions provided by the intermediary.

Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareholder with respect to the voting of certain shares or, under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the meeting.

There are two types of beneficial shareholders: (i) those who object to their name being made known to the issuers of the securities that they own (“OBOs” or “Objecting Beneficial Owners”); and (ii) those that do not object to their name being made known to the issuers of the securities that they own (“NOBOs” or “Non-Objecting Beneficial Owners”). The Corporation has elected to deliver proxy-related materials directly to its NOBOs (rather than through ADP or another intermediary established by their broker or agent). As a result, NOBOs can expect to receive a form of proxy directly from Computershare. These proxies should be completed and returned to Computershare in the envelope provided for that purpose. OBOs will continue to receive their proxy-related materials from ADP or another intermediary and their proxy will be returned to the intermediary rather than to Computershare.

MATTERS TO BE ACTED UPON AT THE MEETING

PROPOSAL ONE – Election of Directors

One of the purposes of the Meeting is to elect directors to hold office until the next annual general meeting of shareholders and until their successors have been elected and qualified. There are presently nine directors of the Corporation each of whose term of office will expire at the Meeting. Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, and other biographical data for the nominees for director, as well as the month and year each nominee was first elected as one of our directors. If any nominee becomes unable to stand for election as a director, an event that our board of directors does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our board of directors. The following information has been obtained from the Corporation’s records or from the nominees directly as of March 31, 2007. For further information concerning the nominees, see “Statement of Corporation Governance Practices” and “Security Ownership of Management and Certain Beneficial Owners” included elsewhere in this Proxy Statement.

The board of directors recommends a vote FOR all nominees.

Nominees for Director

Name and Occupation	Age	Description
Fred J. Dyment Independent Businessman	58

Mr. Dyment has served on our board of directors since August 1996. He retired from Maxx Petroleum Ltd. in May 2001 after serving as that company’s President and Chief Executive Officer since September 2000. Prior to that, Mr. Dyment was the President and Chief Executive Officer of Ranger Oil Limited. He serves on the boards of directors for ARC Energy Trust, ZCL Composites Inc., TransGlobe Energy Corporation and Western Oil Sands, Inc. Mr. Dyment is a resident of Calgary, Alberta.

Gary L. Kott Independent Businessman	65

Mr. Kott has served on our board of directors since January 2000. He retired from Global Marine Inc. in 1998 after serving as that company’s Senior Vice President and Chief Financial Officer for two years. Prior to that, Mr. Kott served as President of Global Marine’s principal operating subsidiary, Global Marine Drilling Company, for 17 years. Mr. Kott was a director of Friede Goldman Halter, Inc. (“FGH”), when it filed, together with most of its subsidiaries, a Chapter 11 bankruptcy case under the United States Bankruptcy Code in April 2001. In December 2003, a plan of reorganization was confirmed whereby all of FGH’s remaining assets were transferred to a liquidating trustee, who sold them for the benefit of the creditors. Mr. Kott is a resident of Montgomery, Texas.

Raymond Vance Milligan, Q.C. Partner, Bennett Jones LLP, Barristers & Solicitors	55

Mr. Milligan has served on our board of directors since February 2006. Mr. Milligan is a Senior Partner at the law firm of Bennett Jones LLP, Barristers & Solicitors, where he has been an attorney since 1979. He serves as a Trustee of Newalta Income Fund. Mr. Milligan is a resident of Calgary, Alberta.

Julio Manuel Quintana President and Chief Executive Officer of the Corporation	47	Mr. Quintana has served on our board of directors since September 2004. He has served as our President and Chief Executive Officer since September 2005 and prior to that held the roles of President, Executive Vice President and Chief Operating Officer of the Corporation. Prior to September 2004, Mr. Quintana was the Vice President & General Manager, Integrated Project Management and Vice President, Exploitation for Schlumberger Technology Corp. from November 1999 to September 2004. He has also served on the board of directors of St. Mary Land & Exploration Company since July 2006. Mr. Quintana is a resident of Sugarland, Texas.

Norman W. Robertson Independent Businessman	70

Mr. Robertson has served on our board of directors since August 1996 and as the Chairman of our board of directors since November 2005. He retired from ATCO Enterprises Inc. where he served as President and Chief Executive Officer until 1994. Mr. Robertson is a resident of Calgary, Alberta.

Peter K. Seldin Managing Member of Centennial Energy Partners, L.L.C.	52

Mr. Seldin has served on our board of directors since May 2006. He founded Centennial Energy Partners in December 1994. He has been Centennial’s Managing Member since 1999. Mr. Seldin is a resident of New Canaan, Connecticut.

Michael W. Sutherlin President and Chief Executive Officer of Joy Global, Inc.	60

Mr. Sutherlin has served on our board of directors since September 2002. He has been the President and Chief Executive Officer of Joy Global, Inc., a mining equipment and services provider, since 2006. Prior to that, Mr. Sutherlin served as Joy Global, Inc.’s Executive Vice President and President and Chief Operating Officer of Joy Technologies, Inc. Before he joined Joy Global in 2003, Mr. Sutherlin was Group President, Drilling Equipment, and President and Chief Operating Officer of Varco International, Inc. He is a director of Joy Global, Inc. Mr. Sutherlin is a resident of Sewickley, Pennsylvania.

Robert M. Tessari Chief Technology Officer of the Corporation	60

Mr. Tessari has served on our board of directors since December 1993 and as Vice Chairman since September 2005. He has been the Chief Technology Officer of the Corporation since September 2005. Prior to that Mr. Tessari served as our President and Chief Executive Officer. Mr. Tessari serves on the board of directors of Turnkey E&P Inc. Mr. Tessari is a resident of Calgary, Alberta.

Clifton T. Weatherford Independent Businessman	60

Mr. Weatherford has served on our board of directors since May 2004. He retired from Business Objects S.A., a software company, where he served as that company’s Executive Vice President and Chief Financial Officer until 2002. Mr. Weatherford currently serves on the boards of directors of the following public companies: Saba Software Inc., Synplicity Inc., Advanced Analogic Technologies, Inc., SMART Modular Technologies (WWH) Inc. and Mellanox Technologies, Ltd. Mr. Weatherford was a director of Peregrine Systems (“Peregrine”). Peregrine filed a Chapter 11 bankruptcy case under the United States Bankruptcy Code prior to his appointment to their board. He became a member of Peregrine’s board of directors from February to August 2003 in order to assist in managing the company out of Chapter 11 bankruptcy. After Peregrine emerged from Chapter 11 bankruptcy in August 2003, Mr. Weatherford resigned as a director. Mr. Weatherford is a resident of Los Gatos, California.

Statement of Corporate Governance Practices

Board of Directors Composition and Independence

Our business is managed through the oversight and direction of our board of directors (the “Board”). Members of the Board are kept informed of our business through discussions with our Chairman of the board of directors, Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board has an independent chair (the “Chair”), namely Mr. Robertson. The Board has determined that Messrs. Robertson, Dyment, Kott, Seldin, Sutherlin, Weatherford and Milligan are independent directors under the rules of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules of The Nasdaq National Market (“Nasdaq”) and National Instrument 58-101, Disclosure of Corporate Governance Practices of the Canadian Securities Administrators (“NI 58-101”). Two directors, Messrs. Quintana and Tessari, are not independent because they are executive officers of the Corporation.

Public Directorship

Several of our Directors are also directors of other reporting issuers (or the equivalent) in the United States and Canada. Such directorships are disclosed with each director’s biographical information on the preceding pages.

Mandate of Board

See Exhibit A to these materials for a copy of the Charter of the Board.

Attendance at Annual General Meeting of Shareholders

In keeping with our corporate governance principles, directors are expected to attend the Meeting in person. All directors standing for re-election attended the 2006 annual general meeting of shareholders.

Position Descriptions

The Board has not yet developed written position descriptions for the Chair and the chair of each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee but is in the process of developing such descriptions. The primary role of the Chair of each committee is to ensure each committee is organized properly, functions effectively and meets its obligations and responsibilities. The chair of the Audit Committee also maintains on-going communications with the Corporation’s external auditors in order to lead the committee in performing its oversight and other audit related functions. The Board has not yet developed a written position description of the Chief Executive Officer but is in the process of developing such description.

Orientation and Continuing Education

The Corporate Governance Committee oversees an orientation and education program for new directors and ongoing educational opportunities for all directors. The objectives of such programs are to ensure that new directors understand the role of the Board and its committees, as well as the contribution individual directors are expected to make to the operation of the Corporation’s affairs. Continuing education opportunities are directed at enabling individual directors to maintain or enhance their skills and obligations as directors, as well as ensuring that their knowledge and understanding of the Corporation’s affairs remains current.

Ethical Business Conduct

The Board has adopted a formal Code of Business Conduct (the “Code”), which all directors, officers, and employees are required to review and agree to. A copy of the Code is available on the facilities of SEDAR at www.sedar.com and on the Corporation’s website at www.tescocorp.com.

Each director must disclose all actual or potential conflicts of interest and refrain from voting in matters in which such director has conflict of interest. In addition, the director must excuse himself from any discussion or decision on any matter in which the director is precluded from voting as a result of a conflict of interest.

The Board has reviewed and approved a disclosure policy for the Corporation in order to promote consistent disclosure practices aimed at informative, timely and broadly disseminated disclosure of material information to the market, in accordance with applicable securities legislation. The Corporation has also implemented a whistleblower policy whereby individuals can report complaints relating to accounting, internal accounting controls, financial reporting and auditing matters directly to the Chair of the Audit Committee.

Board Member Compensation

During 2006, directors of the Corporation who are not employees of the Corporation received an annual retainer of $20,000. The Chair received an additional $20,000 annually. The members of the Audit Committee received an annual retainer of $6,000, and the Chair of the Audit Committee received an additional $6,000. The members of the Compensation and the Corporate Governance and Nominating Committees received an annual retainer of $3,000, and the Chairs of the Compensation and the Corporate Governance and Nominating Committees received an additional $3,000. Directors of the Corporation who were not employees of the Corporation received meeting fees of $2,000 per board meeting requiring personal attendance. They also received $1,000 per board meeting requiring attendance by telephone and for attendance at committee meetings (whether in person or by telephone). Canadian resident directors were paid these amounts in Canadian dollars but U.S. resident directors were paid these amounts in U.S. dollars. As a result, Canadian directors were paid less than U.S. directors in 2006. Directors are also reimbursed for their reasonable travel expenses incurred to attend meetings in person.

For 2007, the Board has determined to eliminate the retainer fees for service on committees, and set the other retainer and meeting fees at the following amounts in U.S. dollars. Beginning in 2007, Canadian resident directors will be paid the same amount as U.S. directors, although they will generally receive equivalent amounts in Canadian dollars:

Standard Annual Retainer:	$25,000

Chair of the Board:	$25,000 (in addition to standard retainer)

Audit Committee Chair:	$18,000 (in addition to standard retainer)

Other Committee Chairs:	$6,000 (in addition to standard retainer)

Meeting Fees:	$2,000 (board meetings and committee meetings attended in person) $1,000 (board meetings and committee meetings attended via teleconference)

Directors are also entitled to participate in the Corporation’s stock option plan. During the year ended December 31, 2006, a total of 70,000 options having an exercise price of C$21.00 per share were granted to our seven outside directors. These options vest over a three year period and expire on May 18, 2013.

The compensation that our independent directors earned for serving on our board of directors for the fiscal year ending December 31, 2006 is outlined in the following table:

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	Total
Fred J. Dyment	$50,631	$84,103	$134,734

Gary L. Kott	66,000	84,103	150,103

Raymond Vance Milligan, Q.C.	37,258	37,608	74,866

Norman W. Robertson	73,157	84,103	157,260

Peter K. Seldin	28,375	37,608	65,983

Michael W. Sutherlin	47,000	89,586	136,586

Clifton T. Weatherford	67,000	94,310	161,310

(1)

Cash payments are made in the currency of the country where the director receiving the payment resides without any translation or adjustment for currency exchange rates. For purposes of this table, amounts paid in Canadian dollars have been converted to their U.S. dollar equivalent at the December 31, 2006 exchange rate of C$1.00 = US$1.1653.

(2)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), and thus includes amounts from awards granted in and prior to 2006, net of an assumed forfeiture rate of 5% for executive officers and directors. The table below shows the aggregate number of options awards outstanding for each director as of December 31, 2006 as well as number of shares underlying option awards during 2006 and the grant date fair value of option grants made during 2006. Grant date fair values have been converted from Canadian dollars to U.S. dollars at the December 31, 2006 exchange rate of C$1.00 = US$1.1653.

Name	Aggregate number of option awards outstanding as of December 31, 2006	Option awards made during 2006	Grant date fair value of option awards made during 2006
Fred J. Dyment	55,000	10,000	$88,291

Gary L. Kott	55,000	10,000	88,291

Raymond Vance Milligan, Q.C.	10,000	10,000	88,291

Norman W. Robertson	55,000	10,000	88,291

Peter K. Seldin	10,000	10,000	88,291

Michael W. Sutherlin	62,630	10,000	88,291

Clifton T. Weatherford	55,000	10,000	88,291

Board Committees

The current standing committees of the Board are the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found attached to this proxy statement as an exhibit as well as in the Investor Relations section of our website at www.tescocorp.com by selecting “Investor Relations” and then “Corporate Governance.”

Audit Committee

Our Audit Committee consists of Messrs. Weatherford, Dyment and Kott. Mr. Robertson also attends meetings of the Audit Committee as an ex officio member by virtue of his position as Chair, but does not vote at such meetings. Mr. Weatherford serves as Chair of the Audit Committee. The Board of Directors has determined that all of the members of the Audit Committee are “independent” for purposes of the Exchange Act, Nasdaq and as that term is defined in Multilateral Instrument 52-110 Audit Committee of the Canadian Securities Administrators (“MI 52-110”). This committee’s purpose is to provide assistance to the Board in fulfilling their oversight responsibilities relating to:

•	The integrity of our financial statements;

•	Our compliance with legal and regulatory requirements;

•	The independent auditor’s qualifications and independence; and

•	The performance of our internal audit function and independent auditors.

Our Board has determined that Mr. Weatherford is an “audit committee financial expert” as defined in the applicable rules and regulations of the Exchange Act, and all of the members of the Audit Committee are financially literate as that term is defined in MI 52-110. For a description of the mandate of the Audit Committee, see the Charter of the Audit Committee attached to these materials as Exhibit B.

The Board has further determined that each of the members of the Audit Committee possesses sufficient education and background to perform their duties on the Audit Committee. Specifically:

•

Mr. Dyment has been a member of the Canadian Institute of Chartered Accountants since 1972. He also previously served as the Senior Vice President Finance of Ranger Oil Limited and is currently a member of the audit committees of each of the companies for whom he serves as a director.

•

Mr. Kott holds an MBA degree in Finance from the Wharton Business School of the University of Pennsylvania. He is a Certified Public Accountant (inactive) and the former Senior Vice President and Chief Financial Officer of Global Marine Inc.

•

Mr. Weatherford holds a Bachelor of Business Administration degree from the University of Houston. He has previously served as the Executive Vice President and Chief Financial Officer for BusinessObjects S.A. and has held senior financial positions at NETCOM On-Line Communications Services, Logitech, Texas Instruments, Schlumberger and Tandem Computers in the United States, Europe and Japan.

Compensation Committee

Our Compensation Committee consists of Messrs. Kott, Milligan, Seldin and Sutherlin. Mr. Robertson also attends meetings of the Compensation Committee as an ex officio member by virtue of his position as Chair, but does not vote at such meetings. Mr. Kott serves as Chair of the Compensation Committee. The Board has determined that all of the directors on the Compensation Committee are “independent” for purposes of the Nasdaq and as that term is defined in NI 58-101.

The Compensation Committee reviews and makes recommendations to the Board regarding the Corporation’s compensation policies, including salaries, short and long-term incentive compensation plans and equity-based plans, bonus plans, stock option plans and grants and benefit plans. The Compensation Committee seeks independent third party professional advice in relation to the compensation of the senior executive officers. The Compensation Committee has periodically engaged Mercer Human Resource Consulting (“Mercer”) to provide market data on executive compensation and a technical analysis of the market data in light of the Corporation’s compensation plans and practices. The decisions made by the Compensation Committee are the responsibility of the Compensation Committee and may reflect factors and considerations other than the information provided by Mercer. The Compensation Committee also seeks the input and advice of the Corporation’s Chief Executive Officer, Mr. Quintana, in determining the compensation for other executives. The Compensation Committee reports to the Board on its activities after each of its meetings. For more information regarding the Corporation’s policies and procedures for the consideration and determination of executive compensation, see below under the caption “Compensation Discussion & Analysis.” For a description of the mandate of the Compensation Committee, see the Charter of the Compensation Committee attached to these materials as Exhibit C.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Messrs. Dyment, Milligan, Sutherlin, Weatherford and Robertson. Mr. Milligan serves as the Chairman of the committee. The Board has determined that all of the directors on the Corporate Governance and Nominating Committee are “independent” for purposes of the Nasdaq and as that term is defined in NI 58-101.

The Corporate Governance and Nominating Committee is charged with the identification of appropriate nominees for the Board and the recommendation of qualified candidates to the Board. The Corporate Governance and Nominating Committee has not established any specific minimum qualifications for membership on our board of directors. Rather, the committee will generally consider all relevant factors, which may include independence, experience, diversity, leadership qualities and strength of character. The committee assesses the qualities and skills represented on the current Board with a view toward seeking out complementary skill sets to add to the Board. In particular the Corporate Governance and Nominating Committee will consider the skill set of any departing director in order that those skills may be considered in relation to the subsequent recruitment of new directors. The corporate governance committee uses its available network of contacts when compiling a list of potential director candidates and may also engage outside consultants when appropriate. The committee also considers potential director candidates recommended by stockholders and other parties and all potential director candidates are evaluated based on the above criteria. Because the corporate governance committee makes no distinction in its evaluation of candidates based on whether such candidates are recommended by shareholders or other parties, no formal policy or procedure has been established for the consideration of director candidates recommended by shareholders.

The Corporate Governance and Nominating Committee reports to the Board on its activities after each of its meetings. With respect to the compensation of directors, the Corporate Governance and Nominating Committee also seeks independent third party professional advice in order to assess such compensation. For a description of the mandate of the Corporate Governance and Nominating Committee, see the Charter of the Corporate Governance and Nominating Committee attached to these materials as Exhibit D.

Meetings of the Board of Directors and Committees

Set forth on the table below is a list of the meetings held by the Board and each of its committees during 2006 and the attendance record of each director at those meetings. The independent directors also hold at least four regularly scheduled meetings each year at which the non-independent directors and members of management are not in attendance. In 2006, the independent directors held four such meetings.

	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Corporate Governance and Nominating Committee Meetings
Number of Meetings Held:	6	15	9	5

Peter K. Seldin(1)	5	n/a	5	n/a
Clifton T. Weatherford	6	15	n/a	5
Gary L. Kott	6	15	9	n/a
Fred J. Dyment	6	14	n/a	5
Norman W. Robertson(2)	6	15	7	4
Raymond Vance Milligan, Q.C.(3)	5	n/a	7	4
Michael W. Sutherlin	6	n/a	6	4
Julio Manuel Quintana(4)	6	n/a	n/a	n/a
Robert M. Tessari	6	n/a	n/a	n/a

(1)	Mr. Seldin became a director in May 2006, and only 5 meetings of the Board and 6 meetings of the Compensation Committee took place while he was a director.

(2)	As Chair of the Board, Mr. Robertson attends meetings of the Audit and Compensation Committees in ex-officio status.

(3)

Mr. Milligan became a director in February 2006, and all 6 meetings of the Board, 5 meetings of the Corporate Governance and Nominating Committee, and 9 meetings of the Compensation Committee took place while he was a director.

(4)

As the Corporation’s Chief Executive Officer, Mr. Quintana periodically attended meetings of the Board’s committees at their invitation. Mr. Quintana’s attendance is not recorded at those meetings in this table since he was not a member of any such committee.

Board and Committee Assessments

The Corporate Governance and Nominating Committee is responsible for making regular assessments of the overall performance, effectiveness and contribution of the Board and each committee, the Chair, each committee chair and each director, and reporting on such assessments to the Board. The objective of the assessments is to ensure the continued effectiveness of the Board in the execution of its responsibilities and to contribute to a process of continuing improvement. In addition to any other matters the committee deems relevant, the assessments will consider, in the case of the Board or committee, the applicable mandate or charter, and in the case of individual directors, the applicable position descriptions, as well as the competencies and skills each individual director is expected to bring to the Board.

Compensation Committee Interlocks and Insider Participation

We do not have any compensation committee interlocks as described in the rules and regulations of the SEC. None of the directors on the Compensation Committee, or any of our executive officers will serve as a member of a board of directors or any compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Shareholder Communication with our Board of Directors

Shareholders may communicate with our Board through the Corporation’s Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, Tesco Corporation, 3993 West

Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043. Tesco’s Corporate Secretary will forward all correspondence to the Chair, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Tesco’s Corporate Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within Tesco for review and possible response.

Audit Committee Report

The following is our Audit Committee’s report in its role as the overseer of the integrity of our financial statements, the financial reporting process, our independent auditor’s performance, including their qualification and independence, and our compliance with legal and regulatory requirements. In carrying out its oversight responsibilities, our Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside auditor’s work. This report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Exchange Act or incorporated by reference in any document so filed.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP, the Corporation’s independent registered public accounting firm.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed with the independent auditors pursuant to Statement on Auditing Standards No. 61 (Communication with the Audit Committees), including the quality of the Corporation’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Taking all of these reviews and discussions into account, the undersigned Audit Committee members have recommended to the board of directors that the board approve the Corporation’s 2006 audited financial statements and their inclusion in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Clifton T. Weatherford

Fred J. Dyment

Gary L. Kott

Executive Officers

The following table shows the names and ages of each of our current executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

Name	Age	Title
Julio Manuel Quintana	47	President, Chief Executive Officer and Director

Robert M. Tessari	60	Vice Chairman, Chief Technology Officer and Director

Anthony Tripodo	54	Executive Vice President and Chief Financial Officer

Keith Evert Beierbach	46	Senior Vice President, Research & Development

Nigel Malcolm Lakey	48	Senior Vice President, Marketing and Business Development

Leduvy Gouvea	52	Senior Vice President, Operations

Keith M. Lowley	47	Vice President, Global Manufacturing

James A. Lank	41	General Counsel and Corporate Secretary

For a description of the business experience of Messrs. Quintana and Tessari, see the “Election of Directors” section of this proxy statement.

Mr. Anthony Tripodo has served as our Executive Vice President and Chief Financial Officer since January 2007. Prior to joining the Corporation, Mr. Tripodo founded Arch Creek Advisors LLC, an investment banking firm specializing in capital formation and M&A advisory services for the oil and gas industry, in 2003. From 1997 to 2003, he served as Executive Vice President of Veritas DGC, a geophysical services provider to the energy industry. Mr. Tripodo currently serves on the board of directors of Helix Energy Solutions Group Inc.

Mr. Keith Evert Beierbach has served as our Senior Vice President of Research & Development since June 2006. Prior to assuming that position, Mr. Beierbach held a number of various positions with the Corporation, including Senior Vice President, Rig Division from December 2005 to June 2006, Senior Vice President, Operations from October 2004 to December 2005, Senior Vice President, Products and Services from August 2004 to October 2004, Senior Vice President, Product Sales, Service & Product Development from June 2003 to August 2004 and Senior Vice President, New Product and Process Development from March 2002 to June 2003. Mr. Beierbach joined the Corporation upon its formation in 1993. Mr. Beierbach is currently on a leave of absence from the Corporation that began in January 2007.

Mr. Nigel Malcolm Lakey has served as our Senior Vice President of Marketing and Business Development since May 2006. Prior to assuming that position, Mr. Lakey served as our Vice President of Marketing and Business Development from March 2004 to May 2006, Vice President Casing Drilling/Casing Running Operations from August 2003 to March 2004 and Vice President, Services Eastern Hemisphere from March 2002 to August 2003. Mr. Lakey joined the Corporation in 1997.

Mr. Leduvy Gouvea has served as our Senior Vice President of Operations since March 2007. Prior to joining the Corporation, he was Global General Manager for Health, Safety, Security and Environmental for British Gas from 2005 to 2007, and President of British Gas in Bolivia from 2002 to 2005. He held various managerial positions with Schlumberger from 1997 to 2002, in Venezuela, Dubai and France. From 1980 through 1997 he was employed by Petrobras.

Mr. Keith M. Lowley has served as our Vice President, Global Manufacturing since August 2005. Prior to that, Mr. Lowley was Vice President, Projects for Aker Kværner, a global provider of engineering and construction services and technology products, from 2004 to 2005. From 2002 to 2004, Mr. Lowley was a General Manager with Andrew Palmer & Associates.

Mr. James A. Lank has served as our General Counsel and Corporate Secretary since November 2006. Prior to joining the Corporation, Mr. Lank held the position of Associate Counsel at Nabors Corporate Services, Inc., a drilling services company, from May 2002 to October 2006.

Compensation Discussion & Analysis

Executive Compensation Program

Philosophy

Tesco’s compensation philosophy is based on the recognition that the interests of the shareholders are best served by attracting, retaining, and motivating top quality management personnel, especially executive officers. By offering competitive compensation packages that maintain an appropriate relationship between executive pay and the creation of shareholder value, we believe that we will be able to align the interests of our executive officers with those of our shareholders. To that end, in establishing executive compensation, we attempt to integrate the following principles in the design of the compensation packages that we offer to our executives:

•	Annual base cash compensation should be set at a level making us competitive with our competitors for business opportunities and executive talent in the energy service industry;

•	Annual cash bonuses should recognize the achievement of short term objectives; and

•

Equity-based incentive awards (which to date have been in the form of stock options) should reflect progress toward financial and personal objectives and should ensure that management has a continuing stake in our long-term success, our long-term objective of growth through innovative technology and our long term goal of returning value to our shareholders.

Administration

The Compensation Committee oversees and reviews the executive compensation and makes recommendations concerning specific compensation elements for key executive officers to the entire Board.

The Compensation Committee is also responsible for maintaining knowledge of competitive compensation practices, reviewing the design and competitiveness of our compensation and benefits programs, and evaluating, on at least an annual basis, the compensation packages for the executive officers. The Compensation Committee takes into consideration a number of factors in making specific recommendations, including the education and experience of the individual, the individual’s performance, the importance of the individual’s position to our achievement of our financial and operational goals, and the financial performance of the Corporation. Moreover, with respect to compensation payments and awards during 2006 and 2007, the Compensation Committee has taken into account the relocation of our headquarters to Houston, Texas from Calgary, Alberta and, when necessary, the need to fill or replace positions during 2006 and 2007.

The Compensation Committee has engaged Mercer Human Resource Consulting (“Mercer”) to provide specific support to it in determining compensation for the Corporation’s officers during the most recently completed fiscal year. This support to the Committee has consisted of (i) for the officer positions, the choice of comparator group and compensation philosophy, benchmarking and incentive plan design, (ii) the provision of general market observations with respect to market trends and issues, and (iii) attendance at Committee meetings to review compensation policy and design for officers. Mercer reports to the Compensation Committee. Management does not direct Mercer’s activities, although management does provide information to Mercer and Mercer interviews senior executive officers during the course of its engagement. The decisions made by the Compensation Committee are the responsibility of the Committee and may reflect factors and considerations other than the information and recommendations provided by Mercer.

While the Board makes the ultimate decisions concerning its compensation recommendations concerning key corporate officers based on the advice of the Compensation Committee, the Board and the Compensation Committee also consider the advice of Mr. Quintana, our President and Chief Executive Officer, concerning executive officers and key employees other than Mr. Quintana. Specifically, Mr. Quintana annually reviews the performance of each member of our executive team (other than his performance, which is reviewed by the Corporate Governance and Nominating Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee and the Board. The Corporate Governance and Nominating Committee reviews senior management of the Corporation with regard to evaluation of effectiveness and succession planning and shares those evaluations with the Compensation Committee. The Board and the Compensation Committee can exercise their discretion in modifying any recommended adjustments or awards to executives.

Compensation Elements

Overview. We compensate our executive officers through (i) base salary, (ii) a cash performance bonus and (iii) the award of stock options and other equity-based compensation. Executive officers also participate with other employees in share purchases pursuant to our Employee Stock Savings Plan (“ESSP”) and in other benefit programs, such as life, health, and disability plans. Please refer to “Summary Compensation Table” below and “PROPOSAL FIVE – Approval of the Amended and Restated Employee Stock Savings Plan” included elsewhere in this Proxy Statement. Since ESSP participants are entitled to set their voluntary contributions at a level of up to 7.5% of their earnings, executive officers may make contributions at a greater dollar level than other employees. Executive officers receive minimal perquisites.

Weighting of Compensation Elements. The combination of base salary, annual performance bonus and stock options constitutes total direct compensation. In setting executive compensation, the Compensation Committee considers both the amount and form of the compensation. The Compensation Committee seeks to achieve the appropriate balance between immediate cash rewards and long-term financial incentives for the achievement of both annual and long-term financial and non-financial objectives.

The Compensation Committee compares the mix of the compensation elements for executive officers against companies in a group of peer companies based on surveys by the executive compensation consulting firm. The Compensation Committee approves the selection of the peer group companies. Seventeen publicly traded energy services companies in Canada and the United States were included in the group for the purposes of the consulting firm’s executive compensation reports in 2006 and 2007. This group included U.S. and Canadian service companies which were comparable to Tesco in terms of revenues, market capitalization, income and asset base. Tesco’s human resources group provides information to the consulting firm to allow it to match Tesco’s positions against survey positions. Peer group data does not alone determine the mix or level of executive officer compensation.

In setting compensation for 2006 and 2007, the Compensation Committee generally considered the following with respect to each element:

•

Base Salary: compensation survey data, individual performance, position, succession capacity. Base salary ranges for named executive officers are determined based on position and responsibility and are designed so that the base salary for a given executive, depending on level, will be between 50% and 120% of the midpoint of the base salary established for each range. While peer group data provided useful guidance, the Compensation Committee gives greater weight to its assessment of the value of an executive officer’s position to Tesco and to the market demand for the executive. Base salaries for a calendar year are generally set during the first quarter. However, the Compensation Committee and the Board may review or adjust compensation, or make awards, at any time during a year in response to new appointments or promotions or changes in market conditions.

•

Bonus Range: earnings per share/return on capital employed and individual performance. Bonuses based on prior year’s performance are finally determined during the first quarter and bonus ranges (and related financial and personal objectives) for the current year are also set during the first quarter, although the Compensation Committee and the Board may review or adjust compensation, or make awards, at any time during a year in response to new appointments or promotions or for any other reason. Bonus ranges for named executive officers are determined based on position and responsibility and are designed so that the bonus for a given executive, depending on level, will be between 0% and 100% (between 0 and

120% for Mr. Quintana for 2007) of the executive’s base salary. Bonus payments are made based upon a combination of corporate-wide objectives and individual objectives. The Compensation Committee recommends to the full Board the financial objectives for the named executive officers and approves the personal objectives for the Chief Executive Officer and Chief Financial Officer. The Compensation Committee is also responsible for assessing their performance against those objectives in determining the level of bonus (which is approved by the Board). Individual performance goals for other executives are approved by the Chief Executive Officer and reviewed and approved by the Compensation Committee. The performance targets for each named executive include multiple specific and individualized goals. In some cases these goals will require the executive to manage others to achieve the goal. In some cases the executive will need to meet the objective individually. All of the goals are intended to be achievable, but to require a high degree of managerial effort, discipline and creativity for success. To the extent a goal is not met in its entirety, the portion of bonus compensation attributed to that goal would be reduced proportionally.

For 2006, 50% of the potential bonus was based on the satisfaction of an earnings per share objective and 50% on individual performance. Tesco believes that earnings per share is the measure that most analysts and investors use to evaluate its performance, and no bonuses would have been paid if our earnings per share had not exceeded C$0.60 per share. If our net income exceeded C$1.00 per share, 100% of eligible bonuses would be paid to employees who have otherwise met their financial and personal goals, which include business unit operating income or business line gross profit goals and pre-established individual performance goals. Additionally, certain senior executives had a multiplier applied to their bonus to the extent earnings per share exceeded C$1.00. The multiplier ranged from 100% to 200% as earnings per share exceeded C$1.00 up to C$1.20, which effectively created the potential for those executives to receive a bonus equal to 100% of the executive’s salary had the year shown exceedingly high performance.

For 2007, 30% of the potential bonus is based on satisfaction of a return on capital employed (ROCE) metric. No bonus will be payable if ROCE is below a minimum threshold and the full bonus is payable if ROCE exceeds a maximum threshold. The minimum threshold is designed to be achievable, but would not represent a substantially better performance than our peers. The maximum threshold would require superior performance and a ROCE that would be higher than that of many of our peer group’s historical averages. Additionally, 70% of each executive’s bonus is based upon achievement of personal objectives. Additionally, certain senior executives have a multiplier applied to their bonus based upon our achievement of certain earnings per share targets. The multiplier ranges from 100% to 200% as earnings per share exceed a certain level. For the multiplier to take effect in 2007, earnings per share in 2007 would have to exceed those of 2006 by more than 15%.

•

Long Term Equity-Based Incentives: potential stock appreciation and returns on capital. All stock options have a vesting schedule over 3 years, although the Board may set different vesting schedules. Additional information with respect to past and expected equity based awards has been included under the caption “Equity Based Compensation” below.

The Board has settled upon a mix of stock options and performance share units for the long term equity based incentives for 2007 and future years, subject to shareholder approval of the new plan. The level of incentive compensation is expected to increase in relation to an executive officer’s responsibilities. In addition, the Compensation Committee has approved voluntary executive stock ownership guidelines for executive officers (ranging from three to one times base salary) and board members that it intends to consider in making award recommendations to the Board. See “Executive Ownership Guidelines” below. The Compensation Committee believes that basing a significant portion of an executive officer’s compensation on our stock price performance more closely aligns the executive officer’s interests with that of our shareholders.

Depending on the Corporation’s and an individual executive’s performance, the Compensation Committee expects that base salary would generally be at a median level in comparison to our peer group, that bonus compensation would be at a median level with the opportunity to earn up to the 75th percentile (compared with the peer group) based on performance, and long term equity-based incentives would be at a 75th percentile level. The Compensation Committee believes that rewarding top performers with a combination of higher than median bonus and long term equity-based incentives will align individual interests to the achievement of our financial and operational objectives. Moreover, compensation levels reflect the Compensation Committee’s recognition that we compete with many larger companies for top executive-level talent. The mix for other officers, managers, and other employees will depend on the level of the position.

However, the final mix of base salary, annual bonus, and long term equity-based incentives is not set solely by reference to peer group measurements. Rather, the Compensation Committee will seek to fit compensation to an executive officer’s specific performance in the achievement of Tesco’s objectives. Thus, for example, the Compensation Committee may decide to award additional bonus payments and lower equity-based incentives to recognize exceptional short-term performance.

Equity Based Compensation

Historical Practices. Tesco believes that stock options have been an important component in its executive and employment compensation packages because they provide long term incentives that align employee interests with those of Tesco’s shareholders.

The Compensation Committee is responsible for reviewing proposed grants and making recommendations to the Board. In certain circumstances the Board may delegate authority to the Compensation Committee to make final awards. Management suggests allocations for specific individuals (other than the Chief Executive Officer) based on position, function and performance. The CEO makes recommendations as to other executive officers. The Board and the Compensation Committee approve all grants of stock option awards and determine awards to the Chief Executive Officer.

Regular meetings of the Board and the Compensation Committee are set in advance; Compensation Committee meetings generally precede Board meetings. Awards are typically granted at any Board meeting, but with respect to continuing employees, including executives, that are not receiving a grant due to their promotion to a new position, such annual grants have generally been made contemporaneously with our annual general meeting. An annual option grant was made to a number of continuing employees in March 2007. In making grants (including grants made at other times or with respect to new hires or promoted employees), the Board is aware of the earnings results and takes them into account, but it does not adjust the size of grants to reflect possible market reaction. Our policy is to make annual awards to directors, executive officers and other employees at the same time.

Under the terms of the Company’s stock option plan, as amended, 10% of the outstanding shares of common stock are authorized for the grant of options to eligible directors, officers, employees and other persons. Options granted under the stock option plan generally vest ratably over a three year period, and expire no later than seven years from the date of grant. The purchase price of options granted are in Canadian dollars and may not be less than the market price of the Company’s common stock on the Toronto Stock Exchange at the close of the last business day prior to the date the option was granted. If our equity plan is amended as discussed in Proposal Four of this Proxy Statement, the exercise price of options granted will be set at the higher of the closing price on the Toronto Stock Exchange on the trading day preceding the grant and the average of the high and low prices on the U.S. exchange where our shares are traded on the date of grant. At December 31, 2006, the Company had approximately 1,225,662 shares available for future grants.

The following summarizes certain information with respect to our equity compensation plan as of December 31, 2006.

Plan Category	Number of Securities to be issued upon the exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,376,130	C$	15.30	1,225,662
Equity compensation plans not approved by securityholders	—		n/a	—

Total	2,376,130	C$	15.30	1,225,662

Future Long Term Equity Based Awards. If the amendments to the plan are approved as described in the section of this proxy statement captioned “PROPOSAL FOUR – Approval of the Amended and Restated 2005 Incentive Plan,” we will be able to offer different forms of equity incentives, which will enable us to offer compensation packages that are competitive with other publicly-traded energy service companies. In particular, the Board will include performance stock units (with a performance measure based on a 3-year running average of return on capital employed) as part of our executive compensation. The Company would determine whether such units would be settled in shares or in cash. Awards for 2007 have been made subject to shareholder adoption of the plan. The Compensation Committee expects that it will set a target such that 50% of the total value of equity awards will take the form of stock options and 50% will take the form of performance share units. Using a mix of options and performance share units will allow us to offer compensation for sustained growth in Tesco’s share price.

Compensation for 2006

2006 Salaries and Bonuses were paid as follows (US$ unless otherwise noted):

Executive	2006 Base Salary		2006 Bonus
Julio M. Quintana		$350,000		$323,750
Michael C. Kearney		225,000		83,250
Nigel M. Lakey (1)		174,797		97,012
Robert M. Tessari		325,000		222,463
Keith Evert Beierbach	C$	231,000	C$	104,701
Robert C. Van Walleghem	C$	155,000	C$	52,571

(1)	Mr. Lakey’s base salary was increased from $174,797 to $220,000 effective December 1, 2006.

The 2006 bonus awards were finalized in accordance with the formula approved by the Board earlier in the year. The multiplier applied to executive bonuses was calculated on the basis of earnings per share, with certain adjustments by the Board. We reported 2006 earnings per share of US$0.83; however, the Board made certain adjustments to the earnings per share number used for bonus calculations, to take into consideration certain non-recurring charges and charges that were attributable to prior periods. Specifically, the Board made adjustments to items totaling US$0.16 per share to account for:

•	prior year errors moved to Retained Earnings

•	the net impact of Canadian tax rate changes

•	the net impact of certain litigation in the Middle East

•	the net impact of certain tax disputes in Central America

•	the net impact of adoption of FASB 123(R), and

•	the write-off of certain foreign tax accounts.

Accordingly, bonus awards were calculated on the basis of earnings per share of US$0.99, or C$1.17. Certain other adjustments were made for bonus plan participants other than executive management. One of our 2006 company-wide goals was to pass Sarbanes-Oxley Section 404 compliance testing. Due to failures at our casing services unit, that goal was not met. However, the Board exercised discretion in giving credit under the plan formula to employees at other units which did pass Section 404 testing. The executive management team and employees at the casing services unit were not given credit for meeting that goal.

Stock Ownership Guidelines

The Board has adopted voluntary stock ownership guidelines for certain executive officers as follows:

Title	Stock Ownership Guidelines
CEO	3 times base salary

CFO and CTO	2 times base salary

Senior Vice Presidents	1 times base salary

Board Members	5 times annual retainer

Equity awards to these executives have been made in light of these guidelines.

Employment Agreements

Determination of salaries and bonuses of executive officers has historically been based in part on the employment agreements we entered into with those officers when they joined the Corporation. The Corporation has entered into employment agreements with each of the executive officers named in the summary compensation table which follows (“named executive officers”) that are currently with the Corporation. Other executive officers also have employment agreements. The salary of each of the named executive officers who continue to be employed by the Corporation is reviewed by the Board at least annually and may from time to time be increased as approved by the Board.

The following employment agreements are currently in effect with those named executive officers who continue to be employed by the Corporation and certain other executive officers:

Name	Date of Agreement
Julio M. Quintana	August 25, 2004

Robert M. Tessari	May 1, 1996

Anthony Tripodo	January 5, 2007

Keith Evert Beierbach	December 19, 2005

Nigel M. Lakey	May 1, 2006

Leduvy Gouvea	March 12, 2007

These employment agreements include termination provisions which are described in the “Summary Compensation Table” section of this Proxy Statement under the heading “Potential Payments Upon Termination or Change of Control”.

Impact of Accounting and Tax Treatment

Section 162(m) of the Internal Revenue Code of 1986 as amended places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to our CEO and the other named executive officers, unless the compensation is “performance-based compensation” as described in Section 162(m) and the related regulations, as well as pursuant to a plan approved by the Corporation’s shareholders. Although certain portions of the compensation paid to such executives may qualify for deductibility under Section 162(m), we did not consider deductibility under Section 162(m) as a material factor in designing compensation awards. Rather, we believe the Corporation’s interests are best served by designing our compensation arrangements to be competitive and to reward contributions to the achievement of the Corporation’s financial and non-financial goals.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with the Corporation’s management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE TESCO

BOARD OF DIRECTORS

Gary L. Kott

Raymond Vance Milligan, Q.C.

Peter K. Seldin

Michael W. Sutherlin

Summary Compensation Table

The following table shows the compensation paid by Tesco and its subsidiaries for the fiscal year ended December 31, 2006 to the Chief Executive Officer, the former Chief Financial Officer, the next three most highly compensated executive officers as of December 31, 2006 and one other person who was an executive officer during 2006 but who was not serving as an executive officer as of December 31, 2006 (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (1)	All Other Compensation (3)		Total
Julio Manuel Quintana President & CEO	2006	$350,000	$555,847	$323,750	$13,453	(4)	$1,243,050

Michael C. Kearney Executive Vice President & CFO	2006	225,000	298,624	83,250	9,368		616,242

Robert M. Tessari Chief Technology Officer & Vice Chairman	2006	325,000	223,449	222,463	13,343	(5)	784,255

Nigel Malcolm Lakey SVP Marketing and Business Development	2006	191,845	137,284	97,012	9,605		435,746

Keith Evert Beierbach SVP Research & Development, Surface Products	2006	198,232	175,411	89,849	463		463,955

Robert C. Van Walleghem General Counsel & Corporate Secretary	2006	133,013	87,625	45,114	192,693	(6)	458,445

(1)

Salaries, Non-Equity Compensation Plan Awards and other compensation earned by Messrs. Beierbach and Van Walleghem have been converted from Canadian dollars to U.S. dollars at the December 31, 2006 exchange rate of C$1.00 = US$1.1653.

(2)

The amounts reflected in this column is the compensation cost recognized by Tesco during fiscal 2006 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made in 2006 and prior years, which cost is calculated using an assumed forfeiture rate of 5% for executive officers and directors.

(3)

Amounts in the “All Other Compensation” column include life insurance premiums paid on behalf of the employee, employer contributions to the employee’s Employee Share Savings Plan account, employer contributions to the employee’s 401(k) account, severance payments upon termination and, in the case of Mr. Lakey, the value of tax preparation services provided to the employee.

(4)	Includes $11,308 in employer contributions to the employee’s Employee Stock Savings Plan account.
(5)	Includes $12,870 in employer contributions to the employee’s Employee Stock Savings Plan account
(6)	Includes $187,273 in severance payments upon Mr. Van Walleghem’s termination in November 2006.

Grants of Plan-Based Awards for Fiscal Year 2006

Name	Grant Date	Potential Payout Range Under 2006 Non-Equity Incentive Plan(1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair Value of Stock and Option Awards(3)
		Threshold	Target	Maximum
Julio Manuel Quintana	3/15/06	$4,375	$175,000	$350,000	-	-	-
	5/18/06	-	-	-	50,000	18.74	464,687
Michael C. Kearney	3/15/06	1,125	45,000	90,000	-	-	-
	5/18/06	-	-	-	25,000	18.74	232,344
Robert M. Tessari	3/15/06	3,006	120,250	240,500	-	-	-
	5/18/06	-	-	-	10,000	18.74	92,937
Nigel Malcolm Lakey	3/15/06	1,311	52,439	104,878	-	-	-
	5/18/06	-	-	-	21,000	18.74	195,169
Keith Evert Beierbach	3/15/06	1,239	49,579	99,159	-	-	-
	1/3/06	-	-	-	15,000	18.60	139,792
	5/18/06	-	-	-	7,000	18.74	65,057
Robert C. Van Walleghem	3/15/06	710	28,417	56,834	-	-	-
	5/18/06	-	-	-	10,000	18.74	92,937

(1)

All payments to our executive officers pursuant to the short term incentive plan described above under “Compensation Discussion & Analysis” that were earned during 2006, are set forth in our “Summary Compensation Table” and will be paid out prior to the Meeting.

(2)	Converted from Canadian Dollars based on the Bank of Canada exchange rate on the date of grant. All stock options granted during 2006 vest in three equal annual installments.

(3)	Converted from Canadian Dollars at the December 31, 2006 exchange rate of C$1.00 = US$1.1653.

Outstanding Equity Awards at December 31, 2006

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(2)	Option Expiration Date
Julio Manuel Quintana	200,000	(3)	-	-	9.08	8/25/2011
	20,400		39,600	39,600	9.10	5/13/2012
	-		50,000	50,000	18.74	5/18/2013
Michael C. Kearney	67,000		33,000	33,000	8.95	9/7/2011
	13,600		26,400	26,400	9.10	5/13/2012
	-		25,000	25,000	18.74	5/18/2013
Robert M. Tessari	80,000		-	-	12.16	3/14/2007
	50,000		-	-	10.43	5/15/2008
	40,200		19,800	19,800	7.18	5/6/2011
	20,400		39,600	39,600	9.10	5/13/2012
	-		10,000	10,000	18.74	5/18/2013
	-		11,880	11,880	9.10	5/13/2012
Nigel Malcolm Lakey	15,000		-	-	12.14	3/14/2007
	20,000		-	-	10.48	5/15/2008
	16,750		8,250	8,250	7.18	5/6/2011
	6,120		11,880	11,880	9.10	5/13/2012
	-		21,000	21,000	18.74	5/18/2013
Keith Evert Beierbach	30,000		-	-	12.14	3/14/2007
	9,900		-	-	10.48	5/15/2008
	8,250		8,250	8,250	7.18	5/6/2011
	6,120		11,880	11,880	9.10	5/13/2012
	-		15,000	15,000	18.60	1/3/2013
	-		7,000	7,000	18.74	5/18/2013
Robert C, Van Walleghem	-		8,260	8,260	7.18	5/6/2011
	100		9,900	9,900	9.10	5/13/2012
	-		10,000	10,000	18.74	5/18/2013

(1)

All options vest one-third per year on each anniversary of their respective grant dates and expire on the seventh anniversary of their respective grant dates. Options granted prior to May 2005 had a 5-year life. Subsequent options have a 7-year life.

(2)	Exercise price converted from Canadian Dollars based on the Bank of Canada exchange rate on the date of grant.

(3)

Mr. Quintana’s award of 200,000 options granted as of August 25, 2004 provides that such options would vest immediately, but Mr. Quintana and we also agreed in that award that any proceeds of exercises of those options would be placed in escrow and only released to Mr. Quintana over a three-year period of employment with the Corporation.

Option Exercises and Stock Vested for Fiscal Year 2006

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Julio Manuel Quintana	—	—
Michael C. Kearney	—	—
Robert M. Tessari	20,000	443,880
Nigel Malcolm Lakey	20,000	108,469
Keith Evert Beierbach	—	—
Robert C. Van Walleghem	21,750	193,553

(1)

Dollar amounts are computed by subtracting the exercise price from the closing price of the Corporation’s shares on the Toronto Stock Exchange on the date of exercise and multiplying the result by the number of shares exercised. All such amounts have been converted from Canadian dollars to U.S. dollars at the December 31, 2006 exchange rate of C$1,00 = US$1.1653.

Potential Payments Upon Termination or Change of Control

The employment agreements with Messrs. Tessari and Beierbach may be terminated by the Corporation: (a) at any time and for whatever reason upon 12 months written notice or, in lieu of written notice, upon payment to the employee of a sum equal to his aggregate salary for the 12 months immediately preceding the date of termination; (b) at any time for cause; or (c) 30 days following notice of a gross or material breach of his duties, which breach the employee has failed to cure. They may be terminated by the employee within six months following any one of the following events: (a) the employee, without his consent, is assigned duties inconsistent with his current position, or his responsibilities, title or office are changed; (b) the employee’s salary is reduced without his express written consent; (c) we fail to continue in effect any employee benefits to which the employee is otherwise entitled; or (d) we require the employee, without his agreement, to be based anywhere other than Calgary, Alberta. If the employee chooses to terminate his agreement in accordance with the foregoing or if the Corporation terminates his employment other than in accordance with the foregoing, he is entitled to receive a sum equal to his aggregate salary for the 12 months immediately preceding termination.

The employment agreements with Messrs. Quintana, Tripodo, Gouvea and Lakey may be terminated by the Corporation: (a) at any time and for whatever reason on 14 days written notice and with the continued payment of salary for a period of time following termination which varies from 12 to 24 months; (b) 30 days following written notice of intention to terminate for cause, but only if the employee fails to cure the alleged breach within the notice period; or (c) upon death or inability to perform the essential functions of the position with reasonable accommodation for 6 consecutive months (4 in the case of Mr. Lakey) during any 12 month period. The agreements may be terminated by the employee (a) at any time for any reason upon 14 days written notice; or (b) for “good reason” upon 30 days advance written notice, in which case salary will continue to be paid for a period of time following termination which varies from 12 to 24 months. “Good reason” includes an adverse change in responsibilities, reduction in compensation, a requirement that the employee change his primary work location by more than 50 miles, or an ongoing material breach of the agreement by the Corporation.

The Corporation has also entered into change of control agreements with each of Messrs. Tessari and Beierbach effective November 1, 1998, with Mr. Quintana effective September 1, 2004, with Mr. Lakey effective May 1, 2006, with Mr. Tripodo effective January 5, 2007 and with Mr. Gouvea effective March 12, 2007 (collectively, the “Change of Control Agreements”). The Change of Control Agreements provide for fair treatment in the event of a “Change of Control”, defined as: (a) the acceptance of a take-over offer by shareholders representing 35% of the issued and outstanding Common Shares; (b) the acquisition by any company(ies) or individual(s) of more than 35% of the issued and outstanding Common Shares; (c) the acquisition by any company(ies) or individual(s) of less than 35% of the issued and outstanding Common Shares which nevertheless results in the ability of such company(ies) or individual(s) to elect a majority of the directors of the Corporation or affect management of the Corporation; (d) the merger, consolidation or amalgamation of the Corporation with another entity; or (e) the sale of all or substantially all of the assets of the Corporation.

Pursuant to the Change of Control Agreements, the executive officer is entitled to a severance amount (the “Severance Amount”) in the event that the Corporation terminates his employment without cause or the executive terminates his employment with good reason within one year following a Change of Control. The Severance Amount equals two times the executive’s annual salary (three times in the case of Messrs. Tessari and Quintana), which for purposes of the Change of Control Agreements includes the executive’s base salary and target bonus for the year. The Change of Control Agreements also provide that we will extend the executive’s life, disability, medical and dental insurance coverage for the shorter of two years (three years in the case of Mr. Tessari) and the time when such executive secures new employment. The Change of Control Agreements further provide that all unvested options held by the executive shall vest immediately upon a Change of Control. To receive the benefits upon a Change of Control, the affected executive must pay any debts owed to the Corporation and must execute a release of liability in favor of the Corporation against any future employment-related claims.

In addition, the executive may for any reason, within 60 days following a Change of Control, elect to leave the employ of the Corporation, in which case he would be entitled to receive his full Severance Amount. Further, each executive may elect to leave the employ of the Corporation in the event that he is constructively dismissed within one year following a Change of Control, in which case he would be entitled to receive his full Severance Amount.

If we had experienced a Change of Control as of December 31, 2006, we would have had to pay to the named executive officers who continue to be employed by the Corporation the following amounts:

Name	Severance Amount	Accelerated Stock Options(1)	Continued Insurance Coverage(2)	Total
Julio Manuel Quintana	$2,100,000	$906,312	$19,696	$2,459,068
Robert M. Tessari	819,552	547,074	8,869	1,375,495
Nigel Malcolm Lakey	649,756	188,354	11,152	849,262
Keith Evert Beierbach	603,049	188,354	5,829	797,232

(1)

The value of accelerated stock options upon a change of control has been calculated as the difference between the strike price and the market price of the shares on December 31, 2006, multiplied by the number of options vesting as a result of the change of control. Options with strike prices above the market price on that date have not been taken into account. Mr. Quintana’s accelerated stock options also include 200,000 options held by Mr. Quintana that are fully vested, but subject to an escrow arrangement that will be released upon a change of control.

(2)

The amount shown assumes the highest possible level of coverage for the maximum period of time. Amounts shown for Messrs. Tessari and Beierbach have been converted from Canadian dollars to U.S. dollars at the December 31, 2006 exchange rate of C$1.00 = US$1.1653.

If the named executive officers below had chosen to terminate employment for good reason or if the Corporation had terminated the executive’s employment other than in accordance with the terms of their individual employment agreements (each as described above), in each case on December 31, 2006, we would have had to pay to the named executive officers the following amounts:

Name	Severance Amount
Julio Manuel Quintana	$700,000
Robert M. Tessari	325,000
Nigel Malcolm Lakey	440,000
Keith Evert Beierbach	198,232

Security Ownership of Management and Certain Beneficial Owners

For purposes of this proxy statement a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

(i)	Voting power which includes the power to vote, or to direct the voting of, any class of our voting securities; and/or

(ii)	Investment power which includes the power to dispose, or to direct the disposition of, any class of our voting securities.

Security Ownership of Management

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our common stock as of March 31, 2007, by (i) each of our directors, (ii) each of our named executive officers and (iii) all of our directors and executive officers as a group. The address for all of our directors and officers is c/o Tesco Corporation, 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043.

Name of Shareholder	Number of Shares Beneficially Owned		Percent of Class(1)

Keith Evert Beierbach	28,384	(2)	*

Fred J. Dyment	52,450	(3)	*

Gary L. Kott	50,450	(4)	*

Nigel Malcolm Lakey	89,681	(5)	*

Raymond Vance Milligan, Q.C.	4,400	(6)	*

Julio Manuel Quintana	275,011	(7)	*

Norman W. Robertson	51,450	(8)	*

Peter K. Seldin	6,223,333	(9)	17.0%

Michael W. Sutherlin	58,350	(10)	*

Robert M. Tessari	920,069	(11)	2.5%

Clifton T. Weatherford	33,450	(12)	*

All executive officers and directors as a group (14 persons)	7,787,028		21.3%

*Denotes less than 1.0%.

(1)

Percentages have been based on 36,554,126 Common Shares issued and outstanding. For purposes of computing the percentage of outstanding Common Shares held by any individual listed in this table, any Common Shares that such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes (i) 594 Common Shares held by Mr. Beierbach and (ii) 27,790 Common Shares issuable upon exercise of options held by Mr. Beierbach that are exercisable within 60 days of April 5, 2007.

(3)	Includes (i) 14,000 Common Shares held by Mr. Dyment and (ii) 38,450 Common Shares issuable upon exercise of options held by Mr. Dyment that are exercisable within 60 days of April 5, 2007.

(4)	Includes (i) 12,000 Common Shares held by Mr. Kott and (ii) 38,450 Common Shares issuable upon exercise of options held by Mr. Kott that are exercisable within 60 days of April 5, 2007.

(5)

Includes (i) 25,481 Common Shares held by Mr. Lakey directly and through his ESSP account and (ii) 64,200 Common Shares issuable upon exercise of options held by Mr. Lakey that are exercisable within 60 days of April 5, 2007.

(6)	Includes (i) 1,000 Common Shares held by Mr. Milligan and (ii) 3,400 Common Shares issuable upon exercise of options held by Mr. Milligan that are exercisable within 60 days of April 5, 2007.

(7)

Includes (i) 17,811 Common Shares held by Mr. Quintana directly and through his ESSP account and (ii) 257,200 Common Shares issuable upon exercise of options held by Mr. Quintana that are exercisable within 60 days of April 5, 2007.

(8)	Includes (i) 13,000 Common Shares held by Mr. Robertson and (ii) 38,450 Common Shares issuable upon exercise of options held by Mr. Robertson that are exercisable within 60 days of April 5, 2007.

(9)

Includes (i) 16,083 Common Shares held by Mr. Seldin, (ii) 6,203,850 Common Shares beneficially owned by Centennial Energy Partners, L.L.C. which Mr. Seldin is deemed to control and (iii) 3,400 Common Shares issuable upon exercise of options held by Mr. Seldin that are exercisable within 60 days of April 5, 2007. The Common Shares beneficially owned by Centennial Energy Partners, L.L.C. include (i) 2,390,476 Common Shares beneficially owned by Centennial Energy Partners, L.P., (ii) 2,979,454 Common Shares beneficially owned by Hoyt Farm Partners, L.P., (iii) 775,547 Common Shares beneficially owned by Quadrennial Partners, L.P. and (iv) 58,373 Common Shares beneficially owned by Centennial Energy Partners V, L.P. Centennial Energy Partners, L.L.C. is the general partner of each of those entities, and Mr. Seldin is the managing member of Centennial Energy Partners, L.L.C. Mr. Seldin disclaims beneficial ownership of the Common Shares beneficially owned by Centennial Energy Partners, L.L.C. except to the extent of his pecuniary interest therein.

(10)	Includes (i) 7,270 Common Shares held by Mr. Sutherlin and (ii) 51,080 Common Shares issuable upon exercise of options held by Mr. Sutherlin that are exercisable within 60 days of April 5, 2007.

(11)

Includes (i) 3,554 Common Shares held by Mr. Tessari directly and through his ESSP account, (ii) 522,915 Common Shares held by Sonas Management Ltd.; (iii) 43,600 Common Shares issuable upon exercise of options held by Mr. Tessari that are exercisable within 60 days of April 5, 2007 and (iv) 350,000 shares which Mr. Tessari has pledged to third parties in forward sale transactions, although he continues to exercise their voting rights. Mr. Tessari is the sole director and sole shareholder of Sonas Management Ltd. and is deemed to be a beneficial owner of the Common Shares held by Sonas. Mr. Tessari disclaims beneficial ownership of the Common Shares held by Sonas Management Ltd. except to the extent of his pecuniary interest therein.

(12)	Includes 33,450 Common Shares issuable upon exercise of options held by Mr. Weatherford that are exercisable within 60 days of April 5, 2007.

Security Ownership of Certain Beneficial Owners

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common Shares as of April 5, 2007, by the persons known to us to be the beneficial owners of five percent or more of our Common Shares. To our knowledge, other than as set forth in the table below, there are no persons owning more than five percent of any class of our voting securities. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

Name and Address of Shareholder	Number of Shares Beneficially Owned		Percent of Class
Centennial Energy Partners, L.L.C. 575 Lexington Avenue, 33rd Floor New York, New York 10022	6,203,850	(1)	17.0%

Royce & Associates, LLC 1414 Avenue of the Americas New York, New York 10019	4,493,800	(2)	12.3%

O.S.S. Capital Management LP 598 Madison Avenue New York, New York 10022	4,050,000	(3)	11.1%

Hoplite Capital Management, LLC 810 Seventh Avenue, 39th Floor New York, New York 10022	1,975,800	(4)	5.4%

(1)

As reported on Schedule 13D as filed on May 2, 2006 with the Securities and Exchange Commission by Centennial Energy Partners, L.L.C. The Common Shares beneficially owned by Centennial Energy Partners, L.L.C. include (i) 2,390,476 Common Shares beneficially owned by Centennial Energy Partners, L.P., (ii) 2,979,454 Common Shares beneficially owned by Hoyt Farm Partners, L.P., (iii) 775,547 Common Shares beneficially owned by Quadrennial Partners, L.P. and (iv) 58,373 Common Shares beneficially owned by Centennial Energy Partners V, L.P. Centennial Energy Partners, L.L.C. is the general partner of each of those entities, and Mr. Seldin is the managing member of Centennial Energy Partners, L.L.C. Mr. Seldin disclaims beneficial ownership of the Common Shares beneficially owned by Centennial Energy Partners, L.L.C. except to the extent of his pecuniary interest therein.

(2)	As reported on Schedule 13G/A as filed on January 25, 2007 with the Securities and Exchange Commission by Royce & Associates, LLC, a New York investment adviser company.

(3)

As reported on Schedule 13G/A as filed on February 14, 2006 with the Securities and Exchange Commission by O.S.S. Capital Management LP. Includes (i) 170,219 Common Shares beneficially owned by Oscar S. Schafer & Partners I LP (“OSS I”), (ii) 1,811,259 Common Shares beneficially owned by Oscar S. Schafer & Partners II LP (“OSS II”) and (iii) 2,068,522 Common Shares beneficially owned by O.S.S. Overseas Fund Ltd. (“OSS Overseas”). O.S.S. Advisors LLC is the general partner of each of OSS I and OSS II and may be deemed a beneficial owner of the shares held by each. O.S.S. Capital Management LP (the “Investment Manager”) serves as investment manager to OSS Overseas and management company to each of OSS I and OSS II. Schafer Brothers LLC serves as the general partner to the Investment Manager. Mr. Oscar S. Schafer is the senior managing member of each of O.S.S. Advisors LLC and Schafer Brothers LLC. Each of the Investment Manager, Schafer Brothers LLC and Mr. Schafer may be deemed to be beneficial owners with respect to Common Shares directly owned by OSS Overseas, OSS I and OSS II, Mr. Andrew Goffe, who is a limited partner in the Investment Manager, reported only with respect to 100,000 Common Shares directly owned by him. Mr. Goffe may be deemed to act in concert with the Investment Manager but has sole beneficial ownership of his respective shares. The address for OSS Overseas is SEI Investments Global (Cayman) Limited, Harbor Place, 5th Floor, South Church Street, P.O. Box 30464 SMB, Grand Cayman, Cayman Islands, British West Indies. The address for Mr. Goffe is 252 Seventh Avenue, New York, New York 10001.

(4)

As reported on Schedule 13G/A as filed on November 8, 2006 with the Securities and Exchange Commission by Hoplite Capital Management, LLC. John T. Lykouretzos is a principal of the investment manager in whose account the reported securities are held. John T. Lykouretzos disclaims beneficial ownership in the shares reported except to the extent of his pecuniary interest therein.

Compliance with Section 16(a) of the Exchange Act

In 2006, Tesco was a foreign private issuer and our directors and executive officers were not required to comply with Section 16(a) of the Exchange Act. Beginning January 1, 2007 our directors and executive officers are required to comply with Section 16(a) of the Exchange Act.

Certain Relationships and Related Transactions

Robert M. Tessari, a director and Chief Technology Officer of the Corporation, is also a member of the Board of Directors and Chairman of Turnkey E&P Inc. (“Turnkey”). Turnkey acquired the business of our former Contract Casing Drilling Services Division and four drilling rigs from us in December 2005. Turnkey provides drilling services on a turnkey basis in the United States, primarily using our CASING DRILLING® technology. During 2006, Turnkey purchased CASING DRILLING®-related and other services and equipment from us in the total amount of $2,196,915. Also, until late 2006, we provided drilling rigs to our CASING DRILLING® customers which we had leased from a third party. The crews for these drilling rigs were provided to us by Turnkey pursuant to a Rig Personnel Supply Agreement. The cost to us for the supply of these drilling crews by Turnkey was $5,091,431. This represents the actual cost incurred by Turnkey plus a 15% markup. The Rig Personnel Supply Agreement has ended, and we do not intend to supply drilling rigs on a rental basis going forward.

Julio Quintana, our President and CEO, is a member of the Board of Directors of St. Mary Land & Exploration Company (“St. Mary”). St. Mary is engaged in the exploration, development, acquisition and production of natural gas and oil in the United States. During 2006, St. Mary purchased top drive rental and tubular services from us in the total amount of $629,286.

One of our directors, Raymond Vance Milligan, Q.C., is also a partner at the law firm Bennett Jones LLP. During 2006, we paid approximately $402,183 dollars to Bennett Jones for general legal services, exclusive of patent fees and other expenses, converted from Canadian to U.S. dollars at the December 31, 2006 exchange rate of C$1.00 = US$1.1653.

While we do not have a formal policy with respect to transactions between us and related parties, our Ethics Policy provides that employees are to avoid situations or activities where their personal interests are, or may appear to be, in competition with or in opposition to the Corporation’s interests. Employees are directed to disclose any potential conflicts of interest to a member of the Executive management team. More specifically, employees may not engage, on Tesco’s behalf, in any transaction with a business in which the employee or a family member has an interest unless the employee has prior written approval from the Executive management team or, if the employee is a senior officer or a director of the Corporation, the Corporate Governance Committee of the Board.

PROPOSAL TWO – Amending and Restating the Articles of the Corporation to Permit Meetings

of Shareholders to be Held Outside of the Province of Alberta and to Remove Unnecessary

References to the By-Laws of the Corporation

Tesco is amalgamated pursuant to the laws of the Province of Alberta and is subject to the Business Corporations Act (Alberta) (the “ABCA”). Pursuant to section 180 of the ABCA, the Alberta Registrar of Corporations, as part of the transition to an electronic filing system, requires us to fully restate our articles prior to, or concurrent with, the filing of any amendments to our articles. As a result, the Board has determined it necessary to fully restate our articles concurrent with filing the amendments hereinafter set forth (the “Amended and Restated Articles”). Shareholders will be asked to consider an extraordinary resolution approving the amendments set out below.

Proposed Amendments to the Corporation’s Articles

Location of Shareholder Meetings

The ABCA requires that all meetings of the shareholders of the Corporation be held within the Province of Alberta unless the articles of the Corporation explicitly provide otherwise. Our current articles provide that meetings of the shareholders of the Corporation may be held at any location within Canada. As the Corporation has recently relocated its head office to Houston, Texas and has a substantial number of shareholders who are resident in the United States, the Board has determined that it is in the best interests of the Corporation to amend the articles of the Corporation to permit shareholder meetings to be at any location within Canada, or in the U.S. cities of Houston, Texas where its corporate headquarters is located, or New York, New York where a substantial number of shareholders are located. The purpose of this amendment is to provide Tesco flexibility in holding shareholder meetings.

Removal of References to the Corporation’s By-Laws

Our current articles provide that “the by-laws of the Corporation, until replaced, amended or altered shall be the by-laws of the Corporation.” The Board is of the view that this reference to the Corporation’s by-laws in its current articles is unnecessary and serves no meaningful purpose, and has therefore determined to remove it in its entirety from the Amended and Restated Articles.

Shareholder Approval at the Meeting

On March 6, 2007, the Board determined to recommend the amendments set out above to the Shareholders for their approval. At the Meeting, Tesco will ask the shareholders to consider and, if thought appropriate, pass the extraordinary resolution contained as Exhibit E to this proxy statement. Notwithstanding the approval of the proposed amendments by the shareholders at the Meeting, the Board may decide to revoke the resolution adopting the proposed amendments if it so determines to be in the best interest of the Corporation prior to filing the Amended and Restated Articles with the Corporate Registry Office of the Province of Alberta, thereby retaining the current articles of the Corporation.

To be approved, the extraordinary resolution approving the proposed amendments requires the approval of not less that 66 2/3% of the votes cast, in person or by proxy, at the Meeting.

The Board recommends a vote FOR this Proposal.

PROPOSAL THREE – Amendments to Our Bylaws to Modernize our Bylaws and Eliminate

Certain Provisions of our Existing Bylaws

On March 22, 2007, the Board approved, subject to shareholder approval, the adoption of the amended and restated bylaws as more fully described below and as set forth in Exhibit F to this proxy statement (which is incorporated by reference). Tesco is submitting the amended and restated bylaws to the shareholders for approval at this annual meeting.

Our existing bylaws were approved in 1993 before we became a public company in 1997. In addition, in 2006 we relocated our corporate headquarters from Calgary to Houston. We believe that some of the provisions in our current bylaws do not relate to our existing business and are not appropriate for a public company.

The new bylaws generally provide more flexibility in handling corporate affairs than our current bylaws. Below is a summary of the substantive differences between the provisions of the new bylaws and our current bylaws. The following is only a summary and you should review the provisions of the amended and restated bylaws attached to this proxy statement as Exhibit F.

Comparison of the New Bylaws to the Current Bylaws

Prohibition on Loans to Officers. Our current bylaws do not prohibit Tesco from making loans to its directors or officers. We have included this prohibition in the new bylaws. The prohibition from making loans to directors and officers is consistent with the provisions of the Sarbanes-Oxley Act of 2002.

Meetings of the Board. Our current bylaws provide that a meeting of the Board may be convened by the Chairman, President or any director, and our new bylaws provide that a meeting of the Board may be called by the Chairman, Vice-Chairman, President, any Vice President or any two directors.

Quorum Requirements. Our current bylaws provide that the Board may not transact business at a board meeting unless a quorum is present and at least half of the directors present are resident Canadians. Our new bylaws remove the requirement that at least half of the directors present at a Board meeting be resident Canadians. We elected to make this change in the new bylaws due to the increasing number of non-Canadians who serve on our Board and do not believe that this limitation is appropriate for Tesco at this time. We will continue to require at least one quarter of directors present at any meeting to be residents of Canada to conform to the requirements of the ABCA.

Voting Power of the Chairman. Our current bylaws provide that in the case of an equality of votes at any meeting of the Board at which a quorum is present the chairman of the meeting, in addition to his or her original vote, shall have a second vote. Our new bylaws do not provide the chairman with a second vote in the event of an equality of votes.

Shareholder Meetings. Our current bylaws provide that meetings of Tesco shareholders shall be held in Alberta, Canada. Our new bylaws provide that meetings of Tesco shareholders may be held at any place as determined by the Board which, subject to our articles, may be outside Canada.

Quorum at Shareholder Meetings. Our current bylaws provide that a quorum at a meeting of shareholders requires two persons present holding not less than one-twentieth of the shares entitled to vote at the meeting. Our new bylaws require two persons present holding or representing not less than 33 1/3% of the shares entitled to vote at the meeting.

Ability of Shareholders to Call Meetings. Our current bylaws provide that the holders of not less than five percent of our issued shares entitled to vote at a meeting of shareholders are entitled to requisition the directors to call a meeting of directors for the purpose stated in the requisition. If the board fails to call a meeting of shareholders to conduct the business stated in the requisition within twenty-one days following the date they receive the requisition, any shareholder who signed the requisition may call the meeting. Our new bylaws provide that the board of directors and, for so long as may be required by Canadian law, 5% in interest of our shareholders can call a meeting of shareholders.

Adjournment of Shareholder Meetings. Our current bylaws provide that the chairman of a meeting of shareholders may adjourn a meeting of shareholders to a fixed time and place and if the meeting is adjourned for an aggregate of less than 30 days it is not necessary to give notice of the adjournment. If a meeting is adjourned for an aggregate of more than 30 days, notice of the adjourned meeting shall be given as for an original meeting. Our new bylaws provide that the chairman may adjourn any meeting of shareholders to such time and place as the chairman determines.

Share Certificates. Our current bylaws provide that a shareholder is entitled to a security certificate or a non-transferable written acknowledgement of his right to obtain a security certificate from Tesco. Our new bylaws provide that our share capital may be certificated or uncertificated, at the option of Tesco.

To be approved, the ordinary resolution approving the foregoing amendments to the by-laws of the Corporation requires the approval of more than 50% of the votes cast by the shareholders at the Meeting. At the Meeting, the shareholders will therefore be asked to consider and, if thought appropriate, pass the ordinary resolution contained in Exhibit G to this proxy statement.

The Board recommends a vote FOR this Proposal.

PROPOSAL FOUR – Approval of the Amended and Restated 2005 Incentive Plan

On March 6, 2007, the Board approved, subject to shareholder approval, an amended and restated 2005 Incentive Plan as more fully described below and as set forth in Exhibit H to this proxy statement. We are submitting the amended and restated 2005 Incentive Plan to the shareholders for approval at this Meeting. If approved, the amended and restated 2005 Incentive Plan will go into effect as of the date of the Meeting. For the purposes of this proxy statement we refer to the 2005 Incentive Plan prior to the amendments and restatement as the “Existing Incentive Plan” and the 2005 Incentive Plan after the amendments and restatement as the “Revised Incentive Plan.”

General Terms

Existing Incentive Plan. Tesco adopted a stock option plan in 1994, which was amended on several occasions, most recently in 2005 when shareholders approved the Existing Incentive Plan. The Existing Incentive Plan contains the following general terms:

•	The Existing Incentive Plan only authorizes stock options.

•

The Existing Incentive Plan provides that the total number of common shares covered by options at any given time will not exceed 10% of the issued and outstanding common shares from time to time on a non-diluted basis.

•

The term of stock options issued under the Existing Incentive Plan cannot exceed seven years. If the terms of the grant so provide, options may be exercised within one year of death or up to 90 days following any other termination of employment.

•	Options may be granted to directors, officers, employees and consultants.

•	The Existing Incentive Plan incorporates limitations on the issuance to any one person or to insiders as described in “Plan Limitations” below.

•	The exercise price must be not less than the closing price of shares as traded on the TSX on the last business day prior to the grant (unless the TSX specifies otherwise).

•

The Existing Incentive Plan allows the board of directors to impose vesting requirements, which are limited to a three year vesting provision. Upon death or other termination of employment only options vested (and in the case of death, options to be vested within the option year) can be exercised. The board of directors may accelerate vesting upon a change of control or expected change of control.

•	Options are non-assignable.

Background to Proposed Amendments included in the Revised Incentive Plan. The compensation committee of the Board has been advised that most equity based incentive plans for U.S. public companies permit a wide array of equity and equity based compensation arrangements and provide for flexibility in the design of equity awards that to be issued. Tesco’s Existing Incentive Plan does not contemplate such a broad and diverse range of equity arrangements. In connection with the design of a new executive compensation program for 2007 as more fully described above under the caption “Compensation Discussion & Analysis,” the Compensation Committee’s independent compensation consultant, Mercer Consulting, recommended that Tesco implement an equity-based compensation program based, in part, on restricted stock units and performance stock units. To provide Tesco’s board of directors and its Compensation Committee with the greatest degree of flexibility in designing equity based compensation programs, now and in the future, the Board has approved, and recommends to the shareholders that they approve the amendments incorporated in the Revised Incentive Plan.

Revised Incentive Plan. The Revised Incentive Plan contains the following general terms:

•

The Revised Incentive Plan allows grants of stock options (including incentive stock options), stock appreciation rights, (“SARs”) phantom stock, bonus stock, performance based and/or time based restricted stock units, and other stock or performance based awards. SARs may be granted on a stand-alone basis or in tandem with options.

¡

Upon the exercise of a vested SAR (and in the case of a tandem SAR, the related option), a participant will be entitled to payment equal to the excess of the market value of a Tesco share on the date of exercise over the subscription or base price under the SAR. The award may specify whether settlement will be in cash, in shares, or a combination of cash or shares.

¡

Each restricted stock unit or performance stock unit granted under the Incentive Plan generally represents one Tesco share. Vested units will generally be settled upon vesting by delivery of a Tesco share for each vested unit or payment of a cash amount equal to the market value of a Tesco share at the time of settlement, as specified in the award. The award may provide for the accrual of dividend equivalent amounts in respect of awards of restricted stock units or performance stock units before settlement.

¡

Performance stock units and other awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code generally will condition the amount payable (or Shares issuable) upon the achievement of performance goals. Please refer to “Tax Aspects—Performance Conditions for Awards Intended to Qualify as Performance-Based Compensation.”

•

The Existing Incentive Plan provides for grants to be approved by the Board. The Revised Incentive Plan generally follows that approach. However, in certain instances, determinations by a committee comprised of independent directors will be crucial. Thus, the Revised Incentive Plan provides that, in addition to circumstances where the board of directors elects to delegate authority to the Compensation Committee:

¡

the compensation committee will have the power to (a) evaluate the chief executive officer’s awards and performance relating thereto and to determine awards and (b) as to other executive officers the compensation committee shall make recommendations to the board of directors with respect to Awards;

¡

the compensation committee will make awards intended to be “performance-based compensation” under Section 162(m) of the Internal Revenue Code to the chief executive officer and the four other highest paid officers;

¡	the compensation committee may make awards in other circumstances to satisfy an exemption from Section 16 short swing trading rules.

•

Awards cannot be granted at less than market value which is defined as the higher of: (i) the closing trading price of the shares on the TSX on the last trading day prior to the date of grant; or (ii) the average of the high and low prices on the U.S. exchanges on which Tesco shares trade on the date of grant.

•

The Revised Incentive Plan grants broad powers to the Board (or Compensation Committee, as applicable) to set terms of awards, including as to vesting (e.g. vesting may be set on any schedule (i.e. not just over three years) and on any criteria, including performance). Specifically, vesting may be conditioned upon passage of time, continued employment, satisfaction of performance criteria, or any combination of the foregoing, provided that

¡	except in connection with the death of a participant, such conditions permit all or any portion of any award to become vested no earlier than the first anniversary of the effective date of the award;

¡	performance conditions to vesting of any portion of an award will be measured over a period greater than one year;

¡

except in connection with the death or retirement of a participant, awards of restricted stock units will not become vested more rapidly than ratably over the three year period following the effective date of the award; and

¡

with respect to any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the applicable performance criteria shall be a measure based on one or more criteria determined by compensation committee or board of directors (subject to the terms of the Revised Incentive Plan) on or prior to the effective date of such award or as of any later time permitted under Section 162(m).

•

As with the Existing Incentive Plan, the Revised Incentive Plan maintains the aggregate plan limits of 10% of the outstanding shares on a non-diluted basis. For this and other limitations, please read “Plan Limitations” below.

•	Awards may be tailored to meet the applicable tax and securities rules of Canada and the United States, and so for certain purposes distinguishes between Canadian Awards and U.S. Awards.

•	The Revised Incentive Plan maintains the limitations with respect to the issuance of awards to any one person or to insiders described in “Plan Limitations” below.

•

The Revised Incentive Plan provides that either the Board or Compensation Committee, as applicable, may decide to accelerate awards (and the expiration dates) upon change of control or specify in the Awards that such acceleration will automatically occur. With respect to Awards made under the Revised Incentive Plan a “change of control” is defined generally to include acquisitions by persons or groups of beneficial ownership representing more than 50% of either the then outstanding Shares or voting power of the then outstanding voting securities of the Corporation (with certain exclusions); members of the Corporation’s then “incumbent board” ceasing to be a majority of the board of the Corporation; a merger, reorganization, statutory or mandatory share exchange, business combination, consolidation or similar transaction involving the Corporation or one of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries (considered on a consolidated basis), or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries, unless the holders of the Corporation’s Shares and voting securities own more than 50% of the “resulting entity” from the transaction (in substantially the same proportions), the members “incumbent board” of the Corporation continue to hold a majority of the board seats of the “resulting entity” and no other person owns more than 50% of shares of common stock or voting power (unless such ownership existed before the combination); or the shareholders approve a plan of complete liquidation or dissolution of the Corporation. Please refer to the definitions attached as Exhibit A to the copy of the Revised Plan attached to these materials for a more complete description of the events constituting “Change of Control.”

•	The Revised Incentive Plan more explicitly specifies the consequences of termination of employment (including upon death or disability) than the Existing Incentive Plan.

•	The Revised Incentive Plan allows Awards to have up to 10 year terms.

•	Existing option awards will be governed by current terms; the revisions will be effective as to awards upon shareholder approval.

Termination of Employment or Service

Unless otherwise determined by the Board (or the Compensation Committee), or otherwise set forth in the terms of an individual award, the following general rules will apply with respect to awards granted under the Revised Incentive Plan:

•

If employment or service is terminated for any reason whatsoever other than death, disability or retirement (or if service of a consultant is terminated for any reason whatsoever other than death), non-vested awards will terminate and the participant will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award, if any, or the 90th day after termination;

•

If the employment or service is terminated by retirement, non-vested awards will terminate and the participant will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award or during the one year period following retirement (three months in the case of incentive stock options);

•

If employment or service is terminated by death or disability of an employee or director (or death of a consultant), non-vested awards will terminate and the participant (or his or her estate) will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award or during the one year period following death or disability (and special provisions are made with respect to death or disability after retirement and while the retiree has the power to exercise an award as provided above)

The Revised Incentive Plan allows the Board (or Compensation Committee, as applicable) to set other terms relating to termination of employment or service and relating to leaves of absence, including allowing or providing for acceleration of vesting, termination as to vested portions of the award (for example upon termination for cause), and continuation of awards (or exercise periods) beyond the period generally provided above.

Plan Limitations

With respect to both the Existing Incentive Plan and the Revised Incentive Plan, the number of shares subject to issuance at any given time in connection with awards cannot exceed 10% of the then issued and outstanding shares on a non-diluted basis (i.e. without taking into account any shares that underlie then outstanding and executory options, warrants or other securities convertible into, exchangeable for, or exercisable for shares, with or without the payment of consideration, including awards, and without taking into account treasury shares or shares held by an entity in which Tesco holds a majority of the voting equity securities). Any outstanding and unexercised awards under the Existing Incentive Plan (and its predecessors) will be taken into account in applying this 10% limitation. The Revised Incentive Plan makes clear that the following will not be counted in applying the 10% limitation: shares that have been issued upon the conversion, exchange or exercise of an award, shares subject to an award that has expired or is forfeited, surrendered, cancelled or terminated (including awards that are settled without issuance of shares), and awards that are settled in cash (although while such awards are outstanding and have not been settled in cash they will be counted toward the 10% cap).

Awards are also subject to the following limitations:

•	Up to 1,000,000 shares may be made subject to incentive stock options;

•	The aggregate number of shares subject to options and SARs under the Plan during any calendar year to any one participant shall not exceed 500,000;

•

For as long as the Corporation’s shares are listed for trading on the TSX, the TSX Rules with respect to security holder approval, and security based compensation arrangements apply to the Corporation:

•

The number of Shares issued to “insiders” (including associates if legally required) within any one year period and issuable to the insiders at any time, under the Revised Incentive Plan and all other security-based compensation arrangements (as determined under the rules of the TSX) cannot exceed 10% of the total issued and outstanding shares, respectively;

•

The number of Shares issued, or reserved for issuance with respect to Awards, to any one “insider” (including associates if legally required) within any one year period under the Revised Incentive Plan and all other security-based compensation arrangements cannot exceed 5% of the total issued and outstanding Shares.

For these purposes, “insider” generally means a director or officer, a director or officer of an insider or of one of Tesco’s subsidiaries, a person (or group) holding greater than 10% beneficial ownership of voting securities. Share limitations will generally be subject to adjustment based on corporate recapitalizations, stock splits, and other similar events.

Limitations on Repricings or Extension of Term of Insider Awards; Transferability

The exercise price for options issued to insiders (please refer to “Plan Limitations” above) and related SARs and the base price under stand-alone SARs may be changed after issuance only with prior shareholder approval. Awards to other employees may also be limited.

If the rules of a stock exchange on which the shares are being traded require shareholder approval with respect to extension of awards issued to insiders, such extensions will not be effective until such approval is obtained.

Unless an award otherwise provides, an award is not transferable, other than by testamentary disposition by the participant or the laws of intestate succession. The Board (or the Compensation Committee) may allow transfers to family members or related entities. No transfer of incentive stock options may be made unless permitted by Section 422 of the Internal Revenue Code.

Eligibility, Outstanding Awards and Pending Awards

All directors, executive officers, employees and consultants may become eligible for awards under the Revised Incentive Plan. The Board currently expects to make awards only to officers, non-employee directors, general managers and key contributors, including a total of 112 employees.

In 2006, stock options covering 499,507 shares were exercised, representing 1.39% of the total issued and outstanding shares as of December 31, 2006. As of March 31, 2007, 2,091,620 shares were covered by outstanding awards. Additional awards representing 223,100 shares, which will be subject to the Revised Incentive Plan have been authorized by the Board but will not be granted until the Revised Incentive Plan has been approved by shareholders. 2,314,720 shares represented 6.3% of the total issued and outstanding common shares as of such date. The market value of shares underlying all awards was $61,455,816 as of such date and the aggregate exercise price for options then outstanding was $31,646,481. Tesco shares delivered upon the exercise or settlement of awards may be shares that are authorized but unissued or Tesco shares purchased in the open market or in private transactions.

At the Compensation Committee and Board meetings in March 2007, the awards set forth below were awarded to named executive officers, non-employee directors, executive officers (as a group) and other employees. The stock option grants listed below were made under the Existing Incentive Plan; Restricted Stock Unit and Performance Stock Unit awards were made subject to shareholder approval of the Revised Incentive Plan, and will be effective as of the date of such approval.

Name and Position	Number and Type of Units
Julio Manuel Quintana, President and Chief Executive Officer	28,600 stock options 11,500 Performance Stock Units

Robert M. Tessari, Chief Technology Officer and Vice Chairman	5,500 stock options 2,200 Restricted Stock Units

Anthony Tripodo, Executive Vice President and Chief Financial Officer	20,000 stock options

Nigel Malcolm Lakey, SVP Marketing and Business Development	8,900 stock options 3,600 Performance Stock Units

Keith Evert Beierbach, SVP Research and Development	None

Executive Officers as a Group	130,400 stock options 22,100 Performance Stock Units 2,200 Restricted Stock Units

Non-Executive Directors as a Group	38,500 stock options 15,400 Restricted Stock Units

Non-Executive Officers and Employees as a Group	104,200 stock options 12,300 Performance Stock Units 79,800 Restricted Stock Units

In addition, the Board has approved the following one time only awards under the Existing Incentive Plan during 2007, as inducements to the executives named below to accept employment with the Corporation.

Name and Position	Number and Type of Units
Anthony Tripodo, Executive Vice President and Chief Financial Officer	100,000 stock options

Leduvy Gouvea, SVP Operations	50,000 stock options

Restricted Stock Units (RSUs). Restricted Stock Units are a long term incentive designed to track the value of our shares. RSUs have a value tied to the underlying shares of our stock but the actual underlying shares are not issued until the recipient satisfies the vesting requirement, which is continued employment with the company over a defined period of time. Upon vesting, the Corporation will distribute shares or, at the Corporation’s option, the cash equivalent of shares to the recipient.

Performance Stock Units (PSUs). Performance Stock Units are similar to RSUs, but add an additional performance factor in determination of their value. The goal of performance shares is to align the interests of a recipient to the interests of shareholders by providing an explicit incentive for management to focus their efforts on maximizing shareholder value. The payout of each PSU is determined on the date of vesting and is arrived at by multiplying the value of the Corporation’s stock times a multiplier (which may be greater than or less than 100%). The multiplier is based upon a performance objective formula that is determined when the PSU is originally granted. There is no payout when threshold performance is not met. For 2007, the formula provides that if the threshold return on capital employed (ROCE) performance hurdle is met, 50% of target payout is provided. If the target ROCE performance hurdle is met, 100% of target payout is provided. If the stretch ROCE performance hurdle is met, 200% of target payout is paid. Intermediate numbers are interpolated. There is potential for 250% of the target payout to be paid if the maximum ROCE performance hurdle is met.

If the Revised Incentive Plan is not approved, the board of directors and the compensation committee expect to approve the issuance of additional stock options under the Existing Incentive Plan in lieu of the equity incentives described above.

Amendments and Termination

The Revised Incentive Plan provides that the Board may amend, suspend or terminate the Revised Incentive Plan, subject to applicable legal or stock exchange requirements. The Revised Incentive Plan specifically provides that, to the extent required by applicable law or by stock exchange requirements, shareholder approval will be required for the following types of amendments:

•

any amendments which would result in the exercise price for any award granted under the Revised Incentive Plan being lower than the market value of the shares underlying the award at the time the award is granted;

•	any amendment which reduces the exercise price or purchase price of an award;

•	any amendment extending the term of an award held by an Insider beyond its original expiry date except as otherwise permitted by the Revised Incentive Plan;

•	the adoption of any option exchange involving award; and

•	any other amendment required to be approved by shareholders under applicable law or rules of a stock exchange.

Performance Vesting Conditions for Awards Intended to Qualify as Performance-Based Compensation. Awards granted under the Revised Incentive Plan may qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code in order to preserve U.S. federal income tax deductions by Tesco with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of Tesco’s five most highly compensated executive officers. The performance goals for performance stock units must consist of one or more performance goals. Such goals include, without limitation, elements that reference the performance by the Tesco or its subsidiaries, divisions, or its business or geographical units or functions and/or elements that reflect individual performance. The performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and the related regulations. Performance goals may differ among performance stock units granted to any one participant or for performance stock units granted to different participants. To the extent required to satisfy Section 162(m) of the Code, performance goals will be based on one or more of the following business criteria for Tesco or specified subsidiaries, divisions or business or geographical units (except with respect to the total shareholder return and earnings per share criteria):

• earnings per share	• revenues
• share price performance	• cash flow
• return on net assets	• return on assets
• return on investment or capital	• return on equity
• economic value added	• gross margin
• net income	• pretax earnings
• earnings before interest, taxes, depreciation, depletion and amortization	• pretax operating earnings after interest expense and before extraordinary or special items
• operating income	• total shareholder return
• debt reduction	• market or segment share

•

any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special applicable index or as compared with objective performance as against a group of comparable companies

A performance goal need not, however, be based upon an increase or positive result under a business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to a specific business criterion). In addition, to the fullest extent allowed by law, the Revised Incentive Plan allows performance goals to be established based on individual goals and performance in addition to or in substitution for criteria described above, as long as such goals are pre-established and objective and not based on mere continued employment. The compensation committee will determine whether the applicable qualifying performance criteria have been achieved.

Finally, unless an adjustment would affect the status of a performance stock units as “performance-based compensation” under Section 162(m) of the Code, the board of directors (or compensation committee) may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during a performance period: asset write-downs, litigation or claim judgments or settlements, the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, accruals for reorganization and restructuring programs and any extraordinary non-recurring items as described in applicable accounting literature or Tesco’s management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s periodic reports under the Exchange Act for the applicable period.

Term

The Revised Incentive Plan, if approved, will be effective with respect to grants of awards issued before the 10th anniversary of the shareholder approval, if given. The Board has the power, at any time, to amend, suspend or terminate the Revised Incentive Plan.

U.S. Federal Income Tax Consequences of the Revised Incentive Plan

In General. The Revised Incentive Plan is not intended to be subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. The following summary is based on the applicable provisions of the Internal Revenue Code, as currently in effect and the income tax regulations and proposed income tax regulations issued thereunder.

Status of Options. Options granted under the Revised Incentive Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences both to the option holder and to us differ depending on whether an option is an incentive stock option or a non-qualified stock option.

Nonqualified Options. No U.S. federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the option holder will be treated as receiving compensation, taxable as ordinary income and subject to employment taxes in the year of exercise. Except in any case where the exercise price is made in part with common shares previously acquired by the option holder, the amount recognized as ordinary income and subject to employment taxes upon exercise is the excess of the fair market value of the common shares at the time of exercise over the exercise price paid for such common shares. See the subheading entitled “Payment of Option Price in Shares” for special rules in circumstances where the exercise price is paid in part with previously acquired common shares. At the time common shares received upon exercise of a non-qualified stock option are disposed of, any difference between the fair market value of the common shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the common shares. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the common shares.

Upon an option holder’s exercise of a non-qualified stock option, and subject to the application of Section 162(m) of the Internal Revenue Code, as discussed below, we may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder, assuming we satisfy the federal income tax reporting requirements with respect to such compensation. We are not entitled to any tax deduction in connection with a subsequent disposition by the option holder of the common shares acquired incident to exercise of a nonqualified option issued under the Revised Incentive Plan.

If the common shares received upon the exercise of a non-qualified stock option are transferred to the option holder subject to certain restrictions, then the taxable income realized by the option holder, unless the option holder elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured with reference to the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a non-qualified stock option.

Incentive Stock Options. No U.S. federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder would recognize no taxable income upon exercise of an incentive stock option if the option holder (a) does not dispose of the common shares acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the common shares were transferred to the option holder (the “Holding Period”) and (b) is an employee of either (i) the company granting the option, (ii) the parent company or a subsidiary of such corporation or (iii) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If common shares received upon exercise of an incentive stock option are disposed of after completion of the Holding Period, any difference between the exercise price paid for such common shares and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. We would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the common shares so acquired.

If, however, an option holder disposes of common shares acquired pursuant to exercise of an incentive stock option before the Holding Period has expired (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Internal Revenue Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common shares at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424 of the Internal Revenue Code.

Alternative Minimum Tax. Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of common shares acquired upon exercise of an incentive stock option over the exercise price paid for such common shares is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the common shares are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Payment of Option Price in Shares. In the case of a non-qualified option, if the option price is paid by the delivery of common shares previously acquired by the option holder having a fair market value equal to the option price (“Previously Acquired Shares”), no gain or loss would be recognized on the exchange of the Previously Acquired Shares for a like number of common shares. The option holder’s basis and holding period in the number of common shares received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used. The option holder would treat the fair market value of the number of common shares received in excess of the number of Previously Acquired Shares used as ordinary compensation income. The option holder’s basis in such excess common shares would be equal to their fair market value at the time of exercise. The option holder’s holding period in such excess common shares begins on the date the option holder acquires those common shares.

In the case of an incentive stock option, the federal income tax consequences to the option holder of the payment of the option price with Previously Acquired Shares depends on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of a qualified stock option, an incentive stock option or an option granted under an employee stock purchase plan (“Statutory Option”) and if such Previously Acquired Shares are being transferred prior to expiration of the applicable Holding Period, the transfer would be treated as a Disqualifying Disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have been held for the applicable Holding Period, no gain or loss should be recognized on the exchange of the Previously Acquired Shares. In either case, (i) the option holder’s basis and holding period in the number of common shares received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used, increased by any income recognized to the option holder upon the Disqualifying Disposition of the Previously Acquired Shares; (ii) the option holder’s basis in the number of common shares received in excess of the number of Previously Acquired Shares used would be zero; (iii) the option holder’s holding period in such excess common shares begins on the date the option holder acquires those common shares; and (iv) the other incentive stock option rules would apply. Upon a subsequent Disqualifying Disposition of the common shares so received, the shares with the lowest basis would be treated as disposed of first.

Stock Appreciation Rights and Phantom Stock. The amount received upon exercise of a stock appreciation right or upon receipt of cash or stock pursuant to an award of phantom stock is included in taxable income as ordinary compensation income at the time the cash or stock is received. Such amounts will also be subject to employment taxes. In the case of receipt of stock, the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Internal Revenue Code, described below, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the Revised Incentive Plan participant.

Bonus Stock. In general, a person will treat the fair market value of bonus stock awards on the date such amount is received as compensation, taxable as ordinary income and subject to employment taxes. Subject to the application of Section 162(m) of the Internal Revenue Code, as discussed below, we will be entitled to a deduction for the corresponding amount assuming any federal income tax reporting requirements are satisfied.

Performance Awards. In general, a participant who receives a performance award will not be taxed on receipt of the award, but instead cash or the fair market value of the common shares received following achievement of the performance criteria under the performance award will be taxable as ordinary compensation income with respect to the performance award, on the date that cash or unrestricted common shares are received or, if applicable, any restricted common shares received in connection with the performance award cease to be subject to forfeiture. Such amounts will also be subject to employment taxes. Subject to the application of Section 162(m) of the Internal Revenue Code, as discussed below, we will be entitled to a deduction for an amount equal to the ordinary compensation income realized by the participant.

Other Stock or Performance-based Awards. The tax consequences of other types of “stock or performance-based awards” will depend upon the nature and terms of the awards.

Withholding for Taxes

No common shares shall be issued under the Revised Incentive Plan until arrangements satisfactory to us have been made for the payment of any tax amounts that may be required to be withheld or paid by us with respect thereto. At the discretion of the Committee, such arrangements may include allowing the participant to tender to us common shares already owned by the participant or to request us to withhold common shares being acquired pursuant to the award which have an aggregate fair market value equal to the amount of any tax required to be withheld with respect to such award.

Additional Tax Consequences

Section 162(m) of the Internal Revenue Code, places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly-traded corporations. Amounts that qualify as “performance based” compensation under Section 162(m)(4) of the Internal Revenue Code are exempt from the cap and do not count toward the $1 million limit. Generally, options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.

In addition, some awards may be covered by Section 409A of the Internal Revenue Code. In such event, we normally would expect to design and administer any such award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Internal Revenue Code to any affected participant.

Notwithstanding the foregoing, the Revised Incentive Plan expressly provides that there is no commitment or guarantee that any U.S. federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Revised Incentive Plan.

Canadian Federal Income Tax Consequences of the Revised Incentive Plan

In General. The Revised Incentive Plan is intended to be effected in such a manner that, for holders subject to taxation under the Income Tax Act (Canada) (the “ITA”), it will not be considered a “salary deferral arrangement” or create adverse tax consequences under the ITA for such holders. Holders subject to taxation under the ITA shall be referred to as “Canadian Holders”. The following summary is based on the current and proposed provisions of the ITA and the regulations thereunder, together with our understanding of the existing case law and the published administrative and assessing policies of the Canada Revenue Agency (the “CRA”), any of which may be changed at any time.

This summary assumes that a Canadian Holder is or is deemed to be resident in Canada for purposes of the ITA, deals at arm’s length with the Corporation and received the option as an employee as a result of the employee’s employment with the Corporation or a corporation with which the Corporation does not deal at arm’s length.

Option Grant. No taxable benefit will be realized by a Canadian Holder to whom a stock option is granted at the time of the grant.

Option Exercise. A Canadian Holder will generally realize a taxable benefit from employment at the time the stock option is exercised in an amount equal to the difference, if any, between the fair market value of the Common Shares acquired pursuant to the stock option and the aggregate amount paid by the Canadian Holder to acquire such Common Shares.

However, provided certain preconditions are met, a Canadian Holder will have the option to elect to defer realizing a taxable benefit from employment upon the acquisition of Common Shares pursuant to a stock option. Generally, such election can be made provided the Canadian Holder deals at arm’s length with the

Corporation, does not own 10% or more of the issued shares of any class of the capital stock of the Corporation, the exercise price for the stock option is not less than the fair market value of the Shares at the time the stock option is granted, and provided that the Common Shares are publicly listed and qualify as “prescribed shares” as defined in the Regulations to the ITA. The Common Shares acquired pursuant to the stock options should qualify as prescribed shares for the purposes of the ITA. Consequently, as long as the exercise price for the stock options is not less than fair market value of the Common Shares at the time the stock options are granted, the deferral should be available. The deferral will only be effective if the Canadian Holder elects in the form prescribed by the Regulations (the “Deferral Election”). If the Deferral Election is made, the income inclusion resulting from the taxable benefit will be deferred from the year in which the Shares are acquired to the earlier of the year in which the Shares are disposed of and the year in which the Resident Employee dies or becomes non-resident.

A Canadian Holder is entitled to a deduction equal to ½ of the amount of the taxable benefit realized on the exercise of a stock option if certain preconditions are met. Generally, this deduction will be available if the Canadian Holder deals at arm’s length with the Corporation, the exercise price for the stock option is not less than the fair market value of the Common Shares at the time the stock option is granted and provided that the Common Shares qualify as “prescribed shares” as discussed above. Consequently, as long as the exercise price for the stock options is not less than fair market value of the Common Shares at the time the stock options are granted, the ½ deduction should be available. The ½ deduction will not, however, be available in computing “adjusted taxable income” for the purposes of calculating alternative minimum tax under the ITA. Where a Canadian Holder makes the Deferral Election, the ½ deduction will be available when the taxable benefit is included in the income of the Employee.

For the purposes of the ITA, the taxable benefit realized by a Canadian Holder on the exercise of a stock option is deemed to be an amount received by virtue of employment. Consequently, the Corporation will be required to withhold and remit tax to the CRA in respect of any benefit realized by a Canadian Holder pursuant to the exercise of a stock option. This withholding obligation is required even though there is no cash payment made to the employee by the employer against which taxes must be withheld. According to the CRA’s administrative practice in this regard, the employer is required to withhold from the employee’s salary or other remuneration in order to pay this withholding tax. In a case where the employee can demonstrate that such withholding would cause undue hardship, the amount of withholding can be reduced. Generally, in such circumstances the amount of the withholding tax obligation is spread out over the remainder of the calendar year in which the stock option is exercised as opposed to being withheld from a particular payment of salary, wages or other remuneration. If a Canadian Holder makes the Deferral Election, the Corporation will not be required to make withholding in respect of the amount of tax related to the taxable benefit being deferred.

Disposition of Shares. Upon an actual or deemed disposition of a common share which was originally acquired upon the exercise of a stock option, a Canadian Holder who holds such common share as capital property will realize a capital gain (or a capital loss) to the extent that the proceeds of disposition, net of reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the common share. The adjusted cost base of a common share acquired pursuant to the exercise of a stock option will be equal to the fair market value of the common share at the time that it is acquired. The adjusted cost base of each common share acquired upon the exercise of a stock option will be averaged with the adjusted cost base of all other Common Shares of the Corporation then held by such Canadian Holder. Where, however, a Canadian Holder makes the Deferral Election, the Common Shares so acquired will not be subject to this cost-averaging rule and each common share will thus have its own unique adjusted cost base.

One-half of any capital gain will be included in computing the Canadian Holder’s income as a taxable capital gain. One-half of a capital loss realized by the Canadian Holder may be deducted by such employee against taxable capital gains in the year of disposition, the three preceding taxation years or any subsequent taxation year, subject to detailed rules contained in the ITA. Taxable capital gains are taxed at the same rate applicable to ordinary income. There is no special holding period which must be met in order to qualify for the capital gains treatment described above.

Other Stock or Performance-based Awards. The tax consequences to a Canadian Holder of other types of “stock or performance-based awards” will depend upon the nature and terms of the awards.

Shareholder Vote

To be approved, the ordinary resolution approving the foregoing amendment and restatement of our equity incentive plan requires the approval of more than 50% of the votes cast by the shareholders at the Meeting. At the Meeting, the shareholders will therefore be asked to consider and, if thought appropriate, pass the ordinary resolution contained in Exhibit I to this proxy statement.

The Board recommends a vote FOR this Proposal.

PROPOSAL FIVE – Approval of the Amended and Restated Employee Stock Savings Plan

On March 6, 2007, the Board approved, subject to shareholder approval, an amended and restated Employee Stock Savings Plan as more fully described below and as set forth in Exhibit J to this proxy statement. Tesco is submitting the amended and restated Employee Stock Savings Plan to the shareholders for approval at this annual general meeting. If approved, the amended and restated Employee Stock Savings Plan will go into effect at the annual meeting. For the purposes of this proxy statement we refer to the Employee Stock Savings Plan prior to the amendments and restatement as the “Existing ESSP” and the Employee Stock Savings Plan after the amendments and restatement as the “Revised ESSP.”

General Terms

Existing ESSP. Tesco has had the Employee Stock Savings Plan in effect since 1994. Amendments were most recently implemented in 2001.

•	The Existing ESSP allows employees to purchase Tesco shares through voluntary contributions deducted from their compensation.

¡	Currently, employees may elect to have up to 7.5% of their base compensation deducted and applied to the purchase of Tesco shares.

¡	Employees can change the level of their voluntary contributions once each quarter.

¡	Tesco matches the voluntary contributions made by certain employees. Please read “Eligibility and Participation” below. The Board may determine the level of the match.

•

Voluntary and matching contributions are applied to purchases of stock in open market transactions. Purchases are made on a monthly basis through a third party administrator and independent investment dealer. Tesco does not have any involvement in execution of the purchases.

•

For Canadian employees a portion of their contributions and related purchases allocated to their accounts may be made through tax-advantaged Group Registered Retirement Savings Plan accounts under Canadian law.

•	Employees may make withdrawals of the shares in their accounts on an annual basis.

Revised ESSP. The proposed amendments and restatements are being made because of Tesco’s transition from a foreign private issuer under the Securities Exchange Act. The amendments allow direct issuances of shares to the accounts of executive officers pursuant to an exemption under Rule 16b-3 from the short swing trading provisions of Section 16(b) and make other changes to reflect the differences between US and Canadian tax and securities law. The board of directors has approved, and recommends to the shareholders that they approve the proposal to approve, the amendments incorporated in the Revised ESSP. The Revised ESSP generally provides as follows:

•

The Revised ESSP continues most of the features of the Existing ESSP. Thus, for example, the Revised ESSP carries forward the same cap on voluntary contributions, provisions allowing for matching contributions, quarterly windows for adjustments, and terms relating to RRSP accounts for Canadian employees.

•	For non-executive employees, the Revised ESSP also continues the basic scheme of monthly open market purchases.

•

However, for executive employees (that is executive officers that are subject to Section 16(b) of the Securities Exchange Act of 1934 or that are “insiders” under applicable TSX rules), the Revised ESSP will require that purchases be made directly from Tesco.

¡

As with issuance of awards under the revised equity incentive plan, purchases will be approved and administered by the Board (or the compensation committee if the board elects to delegate its authority).

¡

The Revised ESSP contemplates that purchases will be made on the 10th trading day following the month during which contributions were made. The purchase price will be the market value as of that day (defined as the higher of the closing trading price per share on the TSX on the last trading day prior to the grant date and the average of the high and low prices of shares traded in U.S. dollars on a U.S. exchange, in each case with certain adjustments if there is no trading in our shares on a relevant day).

Plan Limitations

The number of shares that can be issued to the executive officers under the Revised ESSP will be limited to 500,000 shares, which represented 1.4% of the total issued and outstanding common shares as of March 31, 2007. For as long as the shares are listed for trading on the TSX and the standards with respect to security holder approval and with respect to security based compensation arrangements apply to Tesco, the number of shares that may be issued to executive employees (including associates if required by TSX rules) within any one year period, and issuable to executive employees, at any time, under the Revised ESSP and all other Tesco security-based compensation arrangements (as determined under the rules of the TSX), shall not exceed 10% of the issued and outstanding shares at any given date of determination. For these purposes, “insider” generally means a director or officer, a director or officer of an insider or of one of Tesco’s subsidiaries, a person (or group) holding greater than 10% beneficial ownership of voting securities. Share limitations will generally be subject to adjustment based on corporate recapitalizations, stock splits, and other similar events.

The Revised ESSP authorizes the creation of sub-plans or special rules designed to achieve desired tax or other objectives in particular locations or guidelines or to achieve other business objectives in the determination of the board, which sub-plans or special rules shall not be required to comply with the requirements or the specific provisions of the Revised ESSP.

Eligibility and Participation

Each employee (full time or permanent part-time) becomes eligible to participate on and after the first day of the “election period” commencing after the employee’s completion of three months of service. Individuals classified as independent contractors, consultants, advisers, or members of the board of directors are not considered “employees.” Eligibility to participate ceases upon termination of employment for any reason. The board of directors may, in its sole discretion, waive the foregoing eligibility qualification periods. As of March 31, 2007, Tesco had 220 employees, including three executive employees, eligible to participate in the Existing ESSP and that had, in fact, elected to participate.

Employees of the Corporation in the United States are not eligible to participate in the Existing ESSP, except for certain Senior Executive employees. All other U.S. employees are eligible to receive matching contributions to Tesco’s 401(k) plan instead. As of March 31, 2007, we had four U.S. based executive employees who are eligible to participate in the Existing ESSP and receive matching contributions. This will continue under the Revised ESSP.

During an election period, an employee may elect to make voluntary contributions through payroll deductions of up to 7.5% of such employee’s earnings during a “subscription period.” An “election period” begins on the third business day following Tesco’s public earnings release with respect to a quarter or year (the “release date”) and ends with the last day of the calendar month during which such release date occurs. An election initially is in effect with respect to the three-calendar month period commencing on first day of the calendar month immediately following the release date. Each three-calendar month period after an election period is a “subscription period.” Unless and until a new election is made, an election shall remain in force and apply to all subscription periods. With respect to executive employees, the board may fix election periods and subscription periods at longer (but not shorter) periods than described above.

As indicated above, prior to the adoption of the Revised ESSP, purchases of shares were based on voluntary contributions by the employees and matching contributions of Tesco. This will continue under the Revised ESSP. The Revised ESSP provides that matching contributions for any given employee during a subscription period shall not exceed the voluntary contributions by such employees, but the level of matching contributions may be set at a lower percentage or amount of the employee’s earnings, and the board has the discretion to limit eligibility for matching contributions to certain employees and set special limitations (such as contribution levels or purchase restrictions) as to some or all employees. Currently, Tesco has set a limit of a 4% matching contribution.

Upon approval of the Revised ESSP, shares purchased by executive employees through the Revised ESSP will be made directly from Tesco at the market price of the shares on the date of purchase (which will be the 10th business day after the calendar month of contribution). Please read “Plan Limitations” for a description of the limitations on the number of shares that may be issued.

The following table reflects the percentages of earnings that each of the named executive officers have currently elected to contribute through the ESSP, the current level percentage match from Tesco, and the aggregate dollar value of voluntary and matching contributions that would be made to their respective accounts during 2007 if the level of their elections and Tesco’s matching contributions remains in effect through 2007. The following table also sets forth the aggregate dollar value of voluntary and matching contributions that would be made to the accounts of all executive employees during 2007 if the level of their elections and Tesco’s matching contributions remains in effect through 2007. As indicated above, the level of participation by all employees is wholly dependent upon the contributions that they elect to make, and those officers who are not currently contributing may choose to do so at any time.

ESSP Benefits
Name and Position	Percentage Level of Earnings		Total Dollars ($) to Be Contributed During 2007 at Current Compensation, Election, and Matching Levels
	Employee Election	Tesco Match
Julio Manuel Quintana, President and Chief Executive Officer	7.5%	4%	$48,875

Robert M. Tessari, Chief Technology Officer and Vice Chairman	0%	0%	$10,194

Nigel Malcolm Lakey, SVP Marketing and Business Development	0%	0%	$6,937

Keith Evert Beierbach, SVP Research and Development	0%	0%	$0

Executive Officers as a Group			$71,056

As indicated above, the amount of contributions deducted or matched (less any required income or employment tax withholding) during a calendar month will be applied to the purchase of shares during the following calendar month. If the Revised ESSP is approved, the contributions and matches (less any required income or employment tax withholding) with respect to executive officers will be applied to the purchase of shares from Tesco on the 10th business day of the month following such contribution and match. The purchase price will be at market value on such day (defined as the higher of the TSX market price on the trading day preceding such day or the average of the high and low prices on the US exchanges on which Tesco’s shares are traded).

Canadian employees may hold either or both of a standard account and a RRSP Account (which is a tax-advantaged Group Registered Retirement Savings Plan account under Canadian law). Contributions may be allocated only as follows (and allocations may be changed only once per calendar year):

	Standard Account	RRSP Account
Option 1	100%	0%
Option 2	50%	50%
Option 3	0%	100%

Vesting, Withdrawal and Restrictions

All contributions are immediately vested, subject to limitations in the Revised ESSP, and participation ceases upon termination of employment for any reason (except short term leaves). Upon termination, shares allocated to standard accounts will be distributed to the employee within 60 days (and any contributions not applied to purchases will also be distributed) and shares allocated to RRSP accounts will be transferred to individual RRSP accounts.

Once per calendar year an employee may withdraw all or any portion of the shares held in his or her account without penalty or additional transaction fees/charges. Tesco may allow additional withdrawals at other times, but the employee will pay all transaction fees and Tesco will cease to make matching contributions on behalf the employee who has made an additional withdrawal as follows:

Proportion of Shares Withdrawn	Matching Contribution Suspension Period
less than or equal to 50% of the balance	6 months
greater than 50% of the balance	12 months

Employees may continue voluntary contributions during the suspension period.

The Board may establish such limitations or rules on contributions, the purchase of shares, or the disposition of shares (including withdrawn shares) with respect to all or any employees that it may deem, in good faith, necessary or appropriate to prevent the use of material non-public information, the violation (or potential violation) of applicable law or stock exchange rules, or the potential disruption of trading after the completion of a public offering by Tesco. Such limitations or rules may include, without limitation, blackout periods and restrictions with respect to the disposition of shares withdrawn by an executive employee.

Amendments and Termination

The Revised ESSP provides that Tesco may amend the Revised ESSP, subject to applicable legal or stock exchange requirements that require shareholder approval. No amendment may reduce the then current balances (including allocated or purchased shares). Tesco may, in its sole discretion, suspend the operation of the Revised ESSP at any time and, on 30 days notice to the employees, terminate the Revised ESSP at any time.

Summary of U.S. Federal Income Tax Consequences of the Revised ESSP

Voluntary contributions through payroll deductions that are applied to purchase common shares at fair market value will not give rise to taxable income for U.S. federal income tax purposes under the Internal Revenue Code. Matching contributions generally would result in ordinary compensation income to affected participants under the Revised ESSP and that compensation would be subject to employment taxes. If common shares are distributed or withdrawn from the Revised ESSP and subsequently disposed of by a participant in a taxable transaction, any difference between the amount realized on the disposition and the purchase price would result in capital gain or loss to the participant. We would not be entitled to a deduction as a result of effecting payroll deductions of voluntary contributions or any disposition by a participant of common shares acquired under the Revised ESSP. We would be entitled to a deduction equal to any matching contributions at the same time and in the same amount as the income realized by the affected participant in the Revised ESSP.

Summary of Canadian Federal Income Tax Consequences of the Revised ESSP

Voluntary contributions through payroll deductions that are applied to purchase common shares at fair market value will not give rise to taxable income for employees (the “Canadian Participants”) subject to the Income Tax Act (Canada). Matching contributions generally would result in ordinary employment income to Canadian Participants under the Revised ESSP, with such income subject to ordinary withholding and income tax obligations. If common shares are distributed or withdrawn from the Revised ESSP and subsequently disposed of by a Canadian Participant, a capital gain (loss) may be realized.

To the extent that the Corporation remits contributions to an eligible administrative agent (who shall use the contributions solely to acquire common shares of the Corporation), the Corporation would be entitled to a deduction equal to any matching contributions with respect to the Canadian Participants.

Shareholder Vote

To be approved, the ordinary resolution approving the foregoing amendment and restatement of our equity incentive plan requires the approval of more than 50% of the votes cast by the shareholders at the Meeting. At the Meeting, the shareholders will therefore be asked to consider and, if thought appropriate, pass the ordinary resolution contained in Exhibit K to this proxy statement.

The Board recommends a vote FOR this Proposal.

PROPOSAL SIX – Appointment of PricewaterhouseCoopers LLP as Our Independent Auditors

Management of the Corporation proposes that PricewaterhouseCoopers LLP, Houston, Texas, be appointed as our independent registered public accounting firm of the Corporation to hold office until the close of the next annual general meeting of shareholders of the Corporation. PricewaterhouseCoopers LLP or its predecessors have been the independent registered public accounting firm of the Corporation since December 1, 1993 and were the auditors of two of the predecessor companies of the Corporation for more than five years prior to that date.

Service provided:

	2006	2005
Audit Fees (a)	$2,520,835	$317,500

Audit-related Fees (b)	3,365	82,064

Tax Fees	—	—

All Other Fees (c)	175,800	10,100

	$2,700,000	$389,464

(a)

Audit fees consist of the aggregate fees billed or expected to be billed for professional services rendered by PricewaterhouseCoopers for the audit of Tesco Corporation’s annual financial statements, the review of financial statements included in Tesco’s Form 6-Ks or for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years. The 2006 audit fees include $1,702,000 for services related to Section 404 of the Sarbanes-Oxley Act of 2002. The 2006 audit fees also included incremental amounts related to our transition to U.S. domestic filer status, our stock option review, and the restatements of our 2006 Q2 and Q3 financial statements.

(b)

Audit-related fees consist of the aggregate fees billed for assurance and related services by PricewaterhouseCoopers that are reasonably related to the performance of the audit or review of Tesco’s financial statements. This category includes fees related to: agreed-upon or expanded audit procedures relating to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and consultations as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by regulatory or standard setting bodies.

(c)	All other fees consist of the aggregate fees billed for products and services provided by PricewaterhouseCoopers, other than the services described in notes (a) and (b) above.

Our Audit Committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors’ independence. For more information with respect to our Audit Committee and its relationship with our outside auditors, see “Statement of Corporate Governance Practices—Audit Committee” above.

Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board recommends a vote FOR the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2007 at a remuneration to be determined by our Board.

Financial Statements for Fiscal Year 2006

At the Meeting, the consolidated financial statements of the Corporation for the year ended December 31, 2006 and the report of the auditors thereon will be presented. These consolidated financial statements are included in the 2006 Annual Report of the Corporation. No formal action will be taken at the Meeting to approve the financial statements. If any shareholder has questions respecting the December 31, 2006 financial statements, the questions may be brought forward at the Meeting.

Shareholder Proposals

Any shareholder proposal to be presented at the Meeting must have been received at our principal office no later than December 1, 2006 in order to be included in the proxy statement and form of proxy for such meeting. As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for the 2008 annual general meeting of shareholders, the proxies named in management’s proxy for that annual general meeting of shareholders will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed not later than February 14, 2007. Even if the proper notice is received on or prior to February 14, 2007, the proxies named in management’s proxy for that annual general meeting of shareholders may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

Additional Information

We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549 and with Canadian securities regulatory authorities. You may read and copy any reports, statements or other information we file at the SEC’s public reference rooms in Washington, D.C. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov, as well as at www.sedar.com. We make available on our website at www.tescocorp.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases, charters for the committees of our board of directors, our Code of Ethics and other company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. Such information will also be furnished upon written request to us at our corporate headquarters.

The SEC allows us to “incorporate by reference” information into this proxy statement. That means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, except to the extent that the information is superseded by information in this proxy statement.

This proxy statement incorporates by reference the information contained in our Annual Report on Form 10-K for the year ended December 31, 2006. We also incorporate by reference the information contained in all other documents we file with the SEC after the date of this proxy statement and prior to the Meeting. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Financial information regarding the Corporation is provided in the company’s comparative financial statements and Management Discussion & Analysis for its most recently completed financial year.

You should rely only on the information contained in (or incorporated by reference into) this proxy statement to vote on each of the proposals submitted for shareholder vote. We have not authorized anyone to provide you with information that is different from what is contained in (or incorporated by reference into) this proxy statement. This proxy statement is dated April 16, 2007. You should not assume that the information contained in this proxy statement is accurate as of any later.

By order of the board of directors,

James A. Lank
Secretary

April 16, 2007

EXHIBIT A

Board Of Directors Charter

MAJOR GOALS

The Board of Directors of TESCO Corporation (the “Corporation) is responsible for the stewardship and affairs of the Corporation. The major goals and responsibilities of the Board of Directors are to:

•	Oversee the management of the business and affairs of the Corporation;

•	Establish policy direction and the fundamental objectives of the Corporation;

•	Adopt and monitor compliance with a written code of business conduct and ethics;

•	Protect and enhance the assets of the shareholders of the Corporation and to look after their interests in general; and

•	Ensure continuity in the governance of the Corporation.

MAJOR DUTIES

1.	Monitor and work to improve return on, security of, and prospects for enhancement of the value of shareholder investment.

2.

Determine and control in broad terms the purposes, goals, activities, and general characteristics of the Corporation. These duties range from reviewing and providing oversight for the establishment of objectives, scope of operations, fundamental strategies and policies and key strategic initiatives down to approving annual budgets, annual strategic plans, long-range plans, major capital investments, corporate borrowing, mergers and acquisitions, issuance of stock options and stock, and other specific actions that are likely to have a substantial effect on the Corporation or that the Board is legally required to take. Day-to-day operation of the Corporation’s business is, generally speaking, the responsibility of management.

3.	Appoint a chief executive officer and other senior officers.

4.

Review the scope of duties in respect of each senior officer and ensure the provision of appropriate position descriptions; define their respective duties; monitor and evaluate their performance; provide for adequate succession of the chief executive officer; and replace the chief executive officer or other senior officers when appropriate.

5.	Support the chief executive officer in developing the resources necessary to ensure financial success and growth of the Corporation generally. These resources include:

•	management competence, organization, and depth;

•	financial resources, including relations with the financial community; and

•	reputation.

6.	Establish an overall compensation policy for the Corporation including major employee benefit programs and monitor implementation, with special attention devoted to the executive group.

7.	Identify the principal risks of the Corporation’s business and ensure the implementation of appropriate systems to manage these risks.

8.	Oversee corporate financial operations, including:

•	balance sheet management, maintaining reasonable financial flexibility and safety while achieving an appropriate return on equity;

•	allocation of assets and establishing investment priorities;

•	maintaining access to suitable sources of capital;

•	selection of outside auditors for approval by the shareholders; and

•	risk management

9.	Assist management where appropriate in the Corporation’s relations and sensitive communications with:

•	shareholders;

•	the investing public;

•	governments and regulatory agencies;

•	employees;

•	the financial community; and

•	communities in which the Corporation operates.

10.

Assist management in discharging its annual and continuing disclosure requirements under applicable securities law through the periodic review of disclosure documents, including press releases relating to material developments while ensuring that policies and procedures are implemented in order to:

•	verify that the financial performance of the Corporation is adequately reported on a timely and regular basis;

•	verify that financial results are reported fairly and in accordance with generally accepted accounting standards;

•	ensure the timely reporting of any other developments that have a significant and material impact on the value of the Corporation; and

•	report annually to shareholders on its stewardship of the affairs of the Corporation.

11.	Oversee compliance by the Corporation with applicable laws and regulations.

12.	Manage Board operations:

•

examine and fix the size of the Board with a view to determining the impact of the number on effectiveness, reduce the number of directors where necessary to facilitate effective decision making and, subject to the approval of the shareholders, determine its membership;

•	appoint a Chair, appropriate committees and committee chairs;

•	define the duties of the Chair and the committees;

•	be responsible for developing the Corporation’s approach to governance issues generally, including its response to any applicable governance guidelines;

•	formulate rules and guidelines governing and regulating the affairs of the Board such as tenure, retirement and compensation of directors;

•	ensure that all new directors receive a comprehensive orientation while providing continuing education opportunities for all directors;

•	ensure that the information needs of the members of the Board are being met;

•	assess any actual, apparent or perceived conflicts arising as a result of any individual business interests of directors; and

•	review role, composition and effectiveness of the Board, while assessing the effectiveness and contribution of its committees and each individual director.

INDEPENDENT ADVISORS

Each Director shall have the authority to retain such independent advisors as deemed necessary or advisable subject to approval by the Corporate Governance Committee. The expenses related to such engagement shall be funded by the Corporation.

EXHIBIT B

Audit Committee Charter

PURPOSE

The purpose of the Audit Committee shall be to:

(a)	assist the Board of Directors in its oversight role with respect to

(i)	the quality and integrity of financial information;

(ii)	the effectiveness of the Corporation’s risk management and compliance practices;

(iii)	the independent auditor’s performance, qualifications and independence;

(iv)	the Corporation’s compliance with legal and regulatory requirements;

(v)	the performance of the Corporation’s internal auditing function; and

(b)	prepare such reports of the Audit Committee required to be included in the Proxy Circular in accordance with applicable laws or the rules of applicable securities regulatory authorities.

MEMBERSHIP

The Audit Committee shall consist of three or more Directors appointed by the Board of Directors on the recommendation of the Corporate Governance Committee, none of whom shall be officers or employees of the Corporation or any of the Corporation’s affiliates. Each of the members of the Audit Committee shall satisfy the applicable independence and experience requirements of the laws governing the Corporation, the applicable stock exchanges on which the Corporation’s securities are listed and applicable securities regulatory authorities.

The Board of Directors shall designate one member of the Audit Committee as the Committee Chair. Members of the Audit Committee shall serve at the pleasure of the Board of Directors for such term or terms as the Board of Directors may determine. Each member of the Audit Committee shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment. The Board of Directors shall determine whether and how many members of the Audit Committee qualify as a financial expert as defined by applicable law.

MEETINGS, STRUCTURE AND OPERATIONS

The affirmative vote of a majority of the members of the Audit Committee participating in any meeting of the Audit Committee is necessary for the adoption of any resolution. The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall report to the Board of Directors on its activities after each of its meetings.

The Audit Committee shall review and assess the adequacy of this Charter annually and, where necessary, will recommend changes to the Board of Directors for its approval.

The Audit Committee is expected to establish and maintain free and open communication with management and both the internal and external independent auditor and shall periodically meet separately with each of them.

SPECIFIC DUTIES

Oversight of the Independent Auditor

•

Sole authority to make recommendations to the Board of Directors with respect to the appointment or replacement of the independent auditor (subject to shareholder ratification) and responsibility for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

•

The Corporation shall provide for appropriate funding, as determined by the Audit Committee, and subject to such established funding shall have the sole authority to pre-approve all audit services and permitted non-audit services (including the fees, terms and conditions for the performance of such services) to be performed by the independent auditor.

•

Evaluate the qualifications, performance and independence of the independent auditor, including (i) reviewing and evaluating the lead partner on the independent auditor’s engagement with the Corporation, and (ii) considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors and, if so determined by the Audit Committee, recommend that the Board of Directors take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.

•

Obtain and review a report from the independent auditor at least annually regarding: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; and any steps taken to deal with any such issues.

•

Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Corporation. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for purposes of taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

•

Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law (currently at least every 5 years).

•	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Corporation’s audit team.

•	Establish policies for restricting the Corporation’s hiring of employees or former employees of the independent auditor.

Financial Reporting

•	Review and discuss with management and the independent auditor prior to the annual audit the scope, planning and staffing of the annual audit.

•

Review and discuss with management and the independent auditor the annual audited financial statements and if appropriate, recommend approval by the Board of Directors prior to the publication of earnings.

•

Review and discuss with management and the independent auditor the Corporation’s annual and quarterly disclosures made in management’s discussion and analysis. The Audit Committee shall approve any reports for inclusion in the Corporation’s Annual Report, as required by applicable legislation.

•

Review and discuss with management and the independent auditor at least quarterly the Corporation’s quarterly financial statements prior to the publication of earnings, including the results of the independent auditor’s review of the quarterly financial statements and any matters required to be communicated by the independent auditor under applicable review standards.

•

Review and discuss with management and the independent auditor at least annually significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, any major issues as to the adequacy of the Corporation’s internal controls and any special steps adopted in light of material control deficiencies.

•

Review and discuss with management and the independent auditor at least annually reports from the independent auditors on: all critical accounting policies and practices to be used; all significant financial reporting issues, estimates and judgments made in connection with the preparation of the financial statements; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with the independent auditor at least annually any “management” or “internal control” letters issued or proposed to be issued by the independent auditor to the Corporation.

•

Review and discuss with management and the independent auditor at least annually any significant changes to the Corporation’s accounting principles and practices suggested by the independent auditor, internal audit personnel or management.

•

Discuss with management the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance (if any) provided to analysts and rating agencies.

•

Review and discuss with management and the independent auditor at least annually the effect of regulatory and accounting initiatives as well as off-balance-sheet structures on the Corporation’s financial statements.

•

Discuss with the independent auditor matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

•

Review and discuss with the Chief Executive Officer and the Chief Financial Officer the procedures undertaken in connection with the Chief Executive Officer and Chief Financial Officer certifications for the annual and/or quarterly filings with applicable securities regulatory authorities.

•

Review disclosures made by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for annual and/or quarterly filings with applicable securities regulatory authorities concerning any significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize and report financial data or any material weaknesses in the internal controls, and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

•

Discuss with the Corporation’s General Counsel at least annually any legal matters that may have a material impact on the financial statements, operations, assets or compliance policies and any material reports or inquiries received by the Corporation or any of its subsidiaries from regulators or governmental agencies.

Oversight of the Corporation’s Internal Audit Function

11.	Review the appointment and replacement of the senior internal auditing executive.

12.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

13.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

14.

The organizational status of the Internal Audit Department shall be sufficient to permit the accomplishment of its audit responsibilities and maintain its independence. As such, the senior internal auditing executive shall report directly to the Audit Committee.

Oversight of Risk Management

15.	Review and approve periodically management’s risk philosophy and risk management policies.

16.	Review the effectiveness of internal controls.

17.	Review with management at least annually reports demonstrating compliance with risk management policies.

18.	Review with management the quality and competence of management appointed to administer risk management policies.

19.	Review reports from the Independent Auditor and the Internal Auditor at least annually relating to the adequacy of the Corporation’s risk management practices together with management’s responses.

20.

Discuss with management at least annually the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

Oversight of Regulatory Compliance

•

Obtain reports from management, the Corporation’s senior internal auditing executive and the independent auditor that the Corporation and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Corporation’s Business Ethics Policy. Advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Business Ethics Policy.

•

Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding questionable accounting, internal accounting controls, auditing matters or any other alleged fraudulent activity, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, auditing matters or any other alleged fraudulent activity.

•

Discuss with management and the Independent Auditor at least annually any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s financial statements or accounting.

•	Review at least annually with the General Counsel the Corporation’s compliance with applicable laws and regulations, and correspondence from regulators.

•	Meet with the Corporation’s regulators, if required, according to applicable law.

•

Exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Audit Committee by the Board of Directors.

•	Approve all related party transactions.

AUDIT COMMITTEE’S OVERSIGHT ROLE

The Audit Committee has the oversight role set out in this Charter and it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management, the Board of Directors, the Independent Auditor and the Internal Auditor all play important roles in respect of risk management, compliance and the preparation and presentation of financial information. Management is responsible for risk management, compliance and the preparation of financial statements and periodic reports. Management is responsible for ensuring the Corporation’s financial statements and disclosures are complete, accurate, and in accordance with generally accepted accounting principles and applicable laws. The Board of Directors in its oversight role is responsible for ensuring that management fulfills its responsibilities. The Independent Auditor, following the completion of its annual audit, opines on the presentation, in all material respects, of the financial position and results of operations of the Corporation in accordance with Canadian generally accepted accounting principles. The Internal Auditor assesses the Corporation’s systems of internal controls on an ongoing basis.

FUNDING FOR THE INDEPENDENT AUDITOR AND RETENTION OF OTHER INDEPENDENT ADVISORS

The Corporation shall provide for appropriate funding, as determined by the Audit Committee, and for payment of compensation to the Independent Auditor for the purpose of issuing an audit report and to any advisors retained by the Audit Committee. The Audit Committee shall also have the authority to retain such other independent advisors as it may from time to time deem necessary or advisable for its purposes and the payment of compensation therefor shall also be funded by the Corporation.

EXHIBIT C

Compensation Committee Charter

PURPOSE

The purpose of the Compensation Committee (the “Committee”) shall be to assist the Board of Directors in its oversight role with respect to:

•	the Company’s global human resources strategy, policies and programs; and

•	all matters relating to proper utilization of human resources within the Company, with special focus on development and compensation.

MEMBERSHIP

The Committee shall consist of three or more Directors appointed by the Board of Directors on the recommendation of the Corporate Governance Committee, none of whom shall be officers or employees of the Company or any of the Company’s affiliates.

Each of the members of the Committee shall satisfy the applicable independence and experience requirements of the laws governing the Company, the applicable stock exchanges on which the Company’s securities are listed and applicable securities regulatory authorities. The Board of Directors shall designate one member of the Committee as the Committee Chair. Members of the Committee shall serve at the pleasure of the Board of Directors for such term or terms as the Board of Directors may determine.

MEETINGS, STRUCTURE AND OPERATIONS

The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution.

The Committee shall meet as often as required, but not less frequently than three times a year in conjunction with other scheduled Board meetings. The Committee shall report to the Board of Directors on its activities after each of its meetings.

The Committee shall review and assess the adequacy of this Charter annually and, where necessary, will recommend changes to the Board of Directors for its approval. The Committee shall undertake and review with the Board of Directors an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board of Directors may take the form of an oral report by the Chair of the Committee or any other member of the Committee designated by the Committee to make this report.

SPECIFIC DUTIES

Succession and Review

•	Review succession and leadership plans and make appropriate recommendations to the Board of Directors at least annually regarding the remuneration of the Company’s senior officers.

•	Review at least annually the assessment of the performance of senior officers as provided to the Committee by the Chief Executive Officer.

C-1

Remuneration

21.

Review and make recommendations to the Board of Directors regarding the Company’s remuneration and compensation policies, including short and long-term incentive compensation plans and equity-based plans, bonus plans, pension plans, executive stock option plans and grants and benefit plans (including the group life and health program).

22.

Review and approve the corporate goals and objectives relevant to Chief Executive Officer compensation as established by the Board of Directors, evaluating the performance of the Chief Executive Officer in light of those corporate goals and objectives and the assessment of the Corporate Governance Committee of such performance, and making recommendations to the Board of Directors regarding the compensation level of the Chief Executive Officer based on such evaluations.

23.	Review and approve all compensation arrangements with the senior executives of the Company.

24.

Review the executive compensation sections disclosed in the Proxy Circular distributed to shareholders, including the Report on Executive Compensation, the Statement of Officers’ Compensation, Employment Agreements, Stock Option Plans, Options Granted During the Most Recently Completed Financial Year and Directors’, Executive and Senior Officers’ Indebtedness.

25.

Exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Committee by the Board of Directors.

INDEPENDENT ADVISORS

The Committee shall have the authority to retain such independent advisors as it may deem necessary or advisable for its purposes. The expenses related to such engagement shall be funded by the Company.

C-2

EXHIBIT D

Corporate Governance and Nominating Committee Charter

PURPOSE

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) shall be able to:

(c)	identify individuals qualified and suitable to become Board members and recommend to the Board of Directors the director nominees for each annual meeting of shareholders; and

(d)	assist the Board of Directors in its oversight role with respect to:

(i)	the development of the Company’s corporate governance policies, practices and processes;

(ii)	the effectiveness of the Board of Directors and its committees; and

(iii)	the contributions of individual Directors.

MEMBERSHIP

The Committee shall consist of three or more Directors appointed by the Board of Directors, none of whom shall be officers or employees of the Company or any of the Company’s affiliates.

Each of the members of the Committee shall satisfy the applicable independence requirements of the laws governing the Company, the applicable stock exchanges on which the Company’s securities are listed and applicable securities regulatory authorities.

Members of the Committee shall serve at the pleasure of the Board of Directors for such term or terms as the Board of Directors may determine.

MEETINGS, STRUCTURE AND OPERATIONS

The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution.

The Committee shall meet as often as required, but not less frequently than three times a year in conjunction with other scheduled Board meetings. The Committee shall report to the Board of Directors on its activities after each of its meetings.

The Committee shall review and assess the adequacy of this Charter annually and, where necessary, will recommend changes to the Board of Directors for its approval. The Committee shall undertake and review with the Board of Directors an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board of Directors may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

SPECIFIC DUTIES

Corporate Governance

26.	Review annually corporate governance practices and recommend appropriate policies, practices and procedures.

27.	Review annually the adequacy and effectiveness of the Board of Directors’ governance policies and make appropriate recommendations for their improvement.

28.

Review the corporate governance sections of the Proxy Circular distributed to shareholders, including the Statement of Corporate Governance Practices and Procedures for Considering Shareholder Proposals.

29.	Assess shareholder proposals as necessary for inclusion in the Proxy Circular and make appropriate recommendations to the Board of Directors.

Composition and Compensation of the Board of Directors

30.

Recommend to the Board of Directors appropriate criteria for the selection of new Directors, periodically review the criteria adopted by the Board of Directors and, if deemed desirable, recommend to the Board of Directors changes to such criteria.

•	Review annually the definition of “independence” and apply such definition to each individual director.

32.	Review annually the skills, areas of expertise, backgrounds, independence and qualifications of the members of the Board of Directors.

33.	Identify and recommend qualified candidates to the Board of Directors, and recommend the slate of nominees for election by shareholders at the annual meeting.

•

Provide a comprehensive orientation and education program for new Board members, including information about the duties and obligations of Board members, information about the Company’s business and operations, the expectations of Board members and provide opportunities to meet with senior management and access to documents from recent Board meetings.

35.	Review and recommend annually to the Board of Directors the election of the Chair of the Board of Directors.

36.	Identify and recommend qualified candidates to the Board of Directors to be appointed by the Board of Directors to fill interim director vacancies.

37.

Identify Directors qualified to fill vacancies on any committee of the Board of Directors (including the Corporate Governance Committee), and recommend that the Board of Directors appoint the identified Director or Directors to the respective committee.

38.

Review periodically the level of compensation and benefits for the Board of Directors and its committees to ensure the compensation adequately and realistically reflects the responsibilities and risk involved in being an effective director and make recommendations to the Board of Directors with respect thereto.

President and Chief Executive Officer

•	Recommend succession planning and appointment of the President and the Chief Executive Officer to the Board of Directors.

•	Assess the performance, goals and objectives of the President and the Chief Executive Officer and make appropriate recommendations to the Board of Directors.

General Review of the Board of Directors

•

Review annually the effectiveness of the Board of Directors as a whole, the committees of the Board of Directors and the contribution of individual directors and continuing qualifications of members of the Board of Directors.

•	Review the relationship of the Board of Directors with management and recommend, where appropriate, limits on management’s authority to act without the express approval of the Board of Directors.

•	Address any other subject within the broad responsibility of the Committee as determined by the Chair of the Committee.

•

Review and, if appropriate, make recommendations to the Board of Directors regarding the procedures for effective Board meetings to ensure that the Board functions independently of management and without conflicts of interest.

•

Consider and, if appropriate, approve requests by members of the Board of Directors to engage outside advisors, at the Company’s expense, with respect to matters before the Board of Directors or any committee.

•

Exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Committee by the Board of Directors.

INDEPENDENT ADVISORS

The Committee shall have the authority to retain such independent advisors as it may deem necessary or advisable for its purposes. The expenses related to such engagement shall be funded by the Company.

EXHIBIT E

PROPOSAL TWO RESOLUTION

EXTRAORDINARY RESOLUTION TO AMEND THE ARTICLES OF THE CORPORATION TO PERMIT MEETINGS OF SHAREHOLDERS TO BE HELD OUTSIDE OF THE PROVINCE OF ALBERTA AND TO REMOVE UNNECESSARY REFERENCES TO THE BY-LAWS OF THE CORPORATION

BE IT RESOLVED AS AN EXTRAORDINARY RESOLUTION THAT:

1.	The articles of the Corporation be amended to permit meetings of shareholders to be held outside of the Province of Alberta by deleting the phrase:

Meetings of the shareholder(s) of the Corporation may be held at any place within Canada.

and replacing it with:

Meetings of the shareholder(s) of the Corporation may be held at any place within Canada, or in the U.S. cities of Houston, Texas or New York, New York.

2.	The articles of the Corporation be amended to remove unnecessary references to the By-Laws of the Corporation by deleting the phrase:

The by-laws of the Corporation, until replaced, amended or altered shall be the by-laws of Tesco Corporation.

3.

Any officer or director of the Corporation is hereby authorized, for and in the name of the Corporation, to execute and deliver articles of amendment with the Alberta Registrar of Corporations, and execution thereof shall evidence approval of the said articles of amendment pursuant to this Extraordinary Resolution;

4.

Any officer or director of the Corporation is hereby authorized and directed, for and in the name of the Corporation, to execute all documents and to do all things as deemed necessary or desirable to implement this Extraordinary Resolution; and

5.

Notwithstanding that this resolution has been passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized and empowered to revoke this resolution at any time, without further notice to, or the approval of, the shareholders of the Corporation, prior to the filing of the articles of amendment giving effect to this Extraordinary Resolution.

E-1

EXHIBIT F

TESCO CORPORATION

By-laws relating generally to the conduct

of the business and affairs of

Tesco Corporation

Effective May 18, 2007

F-i

(continued)

F-ii

By-laws relating generally to the conduct of the business and affairs of Tesco Corporation.

PART ONE

INTERPRETATION

1.01	Definitions. In these By-laws, unless the context otherwise requires:

(a)	“Act” means the Business Corporations Act (Alberta) and the regulations made thereunder and any statute and regulations that may be substituted therefor, as from time to time amended;

(b)	“Articles” means the articles of the Corporation as from time to time amended or restated;

(c)	“Board” means the board of directors of the Corporation;

(d)	“By-Laws” means these By-Laws and all other by-laws of the Corporation from time to time in force and effect;

(e)	“Corporation” means Tesco Corporation;

(f)

“Recorded Address” means in the case of a shareholder the address as recorded in the securities register; in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the Board, the latest address for such person as recorded in the records of the Corporation or, in the case of a director, in the last notice of directors filed under the Act; and

(g)	“Signing Officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by Section 2.01 or by a resolution passed pursuant thereto;

all terms and expressions defined in the Act and used herein shall have the same meaning herein as in the Act.

1.02

Construction. Words importing the singular include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated associations.

PART TWO

BUSINESS OF THE CORPORATION

2.01

Execution of Instruments. All instruments and documents of whatsoever kind may be signed on behalf of the Corporation by the Chairman, the Vice-Chairman, the President, a Vice-President or a director together with another one of the foregoing persons or together with the Secretary, the Treasurer, an Assistant Secretary or an Assistant Treasurer. The Board may, however, direct the person or persons by whom and the manner in which any particular instrument or document or class of instrument or document may or shall be signed, including the use of facsimile reproductions of signatures and the use of a corporate seal or a facsimile reproduction thereof.

2.02	Corporate Seal. Until changed by the Board, the corporate seal of the Corporation shall be in the form impressed in the margin hereto.

2.03

Voting Rights in Other Bodies Corporate. Except when otherwise directed by the Board, Signing Officers may execute and deliver proxies which unless required by applicable law need not be under corporate seal of the Corporation, and arrange for the issuance of any certificate or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such certificate or other evidence shall be in favour of such person or persons as the Signing Officers executing or arranging for the issuance thereof may determine. In addition, the Board, or failing the Board, the Signing Officers of the Corporation, may direct the manner in which and the person or persons by whom any voting rights or class of voting rights shall be exercised.

2.04	Financial Year. Until changed by resolution of the Board, the financial year of the Corporation shall end on the 31st day of December in each year.

2.05	Prohibition on Lending. The Corporation shall not make any personal loan or extension of credit to a director or officer of the Corporation.

PART THREE

BORROWING

3.01	Borrowing Power. Without limiting the borrowing powers of the Corporation as set forth in the Act, the Board may from time to time:

(a)	borrow money on the credit of the Corporation;

(b)	issue, reissue, sell, pledge or hypothecate debt obligations of the Corporation;

(c)

give a guarantee on behalf of the Corporation to secure performance of an obligation of any person or give, directly or indirectly, financial assistance to any person on behalf of the Corporation by means of a loan, guarantee or otherwise; and

(d)	mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

3.02

Delegation. The Board may from time to time delegate to one or more director or officer of the Corporation, at least one of whom shall be the Chairman, the Vice-Chairman, the President, the Chief Financial Officer or the Secretary, any or all of the powers set out in Section 3.01 to such extent and in such manner as the Board may determine.

PART FOUR

DIRECTORS’ MEETINGS

4.01

Number of Directors and Quorum. Subject to the Articles, the number of directors of the Corporation may be fixed from time to time by resolution of the Board. A majority of the directors shall form a quorum of the Board.

4.02

Meetings of the Board. Meetings of the Board shall be held from time to time and at such place as the Board, the Chairman of the Board, the President or any two directors may from time to time determine. The Secretary shall call a meeting of the Board when directed to do so by the Chairman, the Vice-Chairman, the President, a Vice-President or any two directors.

4.03

Notice. No notice need be given of the first meeting of the Board following a meeting of shareholders at which directors are elected if such meeting of the Board is held immediately after the shareholders meeting. Notice of all other meetings of the Board shall be delivered, mailed or communicated by means of telephonic, electronic or any other communications facilities to each director not less than twenty-four (24) hours before the time when the meeting is to be held. A director may in any manner waive a notice of a meeting of the Board, and attendance of a director at a meeting of the Board is a waiver of notice of the meeting, except when a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called.

4.04

Chairman of Board Meetings. The Chairman of any meeting of the Board shall be the first mentioned of the following officers who is also a director and is present or deemed to be present at the meeting: the Chairman, the Vice-Chairman, the President, a Vice-President. If no such officer is present, the directors shall choose one of their number to chair the meeting.

4.05

Voting. At all Board meetings every question shall be decided by a majority of the votes cast thereon. In case of an equality of votes, the Chairman of the meeting shall not be entitled to a second or casting vote.

4.06

Committees of the Board. The Board shall appoint from their number an Audit Committee and may appoint from their number such other committees as the Board determines. Subject to the limitations in the Act, the Board may delegate to a committee of directors any of the powers of the directors. The Board shall appoint a chair of each committee of directors and shall adopt terms of reference for each committee of directors and position descriptions for each chair of a committee of directors.

4.07

Participation by Electronic Means. A director may participate in a meeting of directors or of any committee of directors by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, and a director participating in a meeting by those means is deemed for the purposes of the Act and the By-Laws to be present at that meeting.

4.08

Written Resolution in Lieu of Meeting. A resolution in writing, signed by all the directors entitled to vote on that resolution at a meeting of the Board or a committee of the Board, is as valid as if it had been passed at a meeting of the Board or committee of directors.

PART FIVE

MEETINGS OF SHAREHOLDERS

5.01

Participation in Meetings by Electronic Means. Any person entitled to attend a meeting of shareholders may participate in the meeting by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation has made available such a communication facility. A person participating in a meeting by such means is deemed for the purposes of the Act and the By-Laws to be present at the meeting.

5.02

Annual Meetings. Meetings of shareholders of the Corporation shall be held annually within six months of the end of the Corporation’s fiscal year at the place the directors determine, which subject to the Articles, may be outside Canada.

5.03

Meeting Held by Electronic Means. If the directors of the Corporation call a meeting of shareholders pursuant to the Act, those directors may determine that the meeting shall be held, in accordance with the Act, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A person participating in a meeting of shareholders held by such means is deemed to be present in person at the meeting and will have the opportunity to participate to the same extent as if the person were attending in person and in full purview of other shareholders.

5.04

Presiding Officer. The Chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and is present or deemed to be present at the meeting: the Chairman, the Vice-Chairman, the President or a Vice-President who is also a director. In the absence of any such officer, the shareholders shall choose one of their number to chair the meeting. The Secretary of the meeting shall be the Secretary of the Corporation or failing him, the Assistant Secretary of the Corporation. Notwithstanding the above, the Chairman of the meeting, at his sole discretion, may appoint a person, who need not be a shareholder, to act as Secretary of the meeting.

5.05

Persons Entitled to be Present. The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act, the Articles or the By-Laws to be present. Any other person may be admitted only with the consent of the Chairman of the meeting or with the consent of the meeting.

5.06

Quorum. A quorum for the transaction of business at any meeting of shareholders shall be at least two (2) persons present or deemed to be present, each being a shareholder entitled to vote thereat or a duly appointed proxyholder for such a shareholder, and together holding or representing thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Corporation entitled to vote at the meeting.

5.07	Scrutineers. At any meeting of shareholders, the Chairman of the meeting may with the consent of the meeting appoint one or more persons, who may be shareholders, to serve as scrutineers.

5.08	Votes to Govern. At any meeting of shareholders, unless a special resolution is required, all questions shall be decided by the majority of votes cast on the question.

5.09	Voting.

(1)

Subject to the provisions of the Act, every question submitted to any meeting of shareholders shall be decided in such manner as the Chairman of the meeting may establish, unless a ballot is demanded by a shareholder or proxyholder entitled to vote at the meeting. A declaration by the Chairman of the meeting that the question has been carried, carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of such fact; and the results of the vote so taken and declared shall be the decision of the shareholders upon the said question.

(2)

A shareholder or proxyholder may demand a ballot either before or on the declaration of the result of any vote by other means. The ballot shall be taken in such manner as the Chairman of the meeting shall direct. Upon a ballot at which he is entitled to vote every shareholder present, or deemed to be present, on his own behalf or by proxy shall (subject to the provisions, if any, of the Articles) have one (1) vote for every share registered in his name; and the results of the ballot so taken and declared shall be the decision of the shareholders upon the said question.

5.10	Electronic Voting.

(1)

Any person entitled to attend and vote at a meeting of shareholders may vote at the meeting in person or by proxy and, subject to any determinations made from time to time by the Board, may appoint a proxy by any method permitted by law, including over the internet, by the input of data using telephonic facilities or by reproduction using facsimile or electronic facilities.

(2)

To the extent permitted by the By-Laws or the Articles of the Corporation or by the Act or other laws governing the Corporation, the Board may establish, in connection with any meeting of shareholders, procedures regarding voting at the meeting by means of telephonic, electronic or other communication facilities, and make available such communication facilities consistent with those procedures. The Board may determine from time to time that the voting at any specific meeting shall be held entirely by such means.

5.11	Adjournments. The Chairman may adjourn any meeting of shareholders to such time and place as the Chairman determines.

PART SIX

OFFICERS

6.01

Appointment. The Board may from time to time elect or appoint officers with such duties and powers and for such terms of office as the Board deems advisable and, in particular, a Chairman, a Vice-Chairman, a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Comptroller, a Secretary and a Treasurer (who may also be Vice-Presidents), and one or more assistants to any of the officers so elected or appointed. Except as provided in Section 6.03, the same person may hold more than one office.

6.02	Chairman, Vice-Chairman and President. The Chairman, Vice-Chairman and President shall each be a director and shall have such powers and duties as the Board may specify.

6.03

Chief Executive Officer. The Board may designate an officer as Chief Executive Officer of the Corporation who, as such, shall, subject to the authority of the Board, have general supervision over the business of the Corporation.

6.04	Chief Operating Officer. The Board may designate an officer as the Chief Operating Officer who, as such, shall have the powers and duties as the Board or the Chief Executive Officer may specify.

6.05

Vice-Chairman of the Board. The Vice-Chairman of the Board, if any, in the absence or non-appointment of the Chairman of the Board, shall preside as Chairman at all meetings of the Board and shareholders.

6.06

Vice-Presidents. During the absence or disability of the President, his duties shall be performed and his powers exercised by the Vice-President or, if there is more than one, by the Vice-President or Vice-Presidents designated from time to time by the Board or the President; provided, however, that a Vice-President who is not a director shall not preside as Chairman at any meeting of directors or of a committee of directors. A Vice-President shall have such other powers and duties as the Board or Chief Executive Officer may specify.

6.07

Comptroller. The Comptroller shall be the principal officer in charge of the accounts of the Corporation and shall have such other powers and duties as may be assigned to him by the Chief Executive Officer.

6.08

Secretary. The Secretary shall attend and be the Secretary of all meetings of the Board, committees of the Board (unless another person is designated to act as secretary of such meeting or meetings by any such committee), and shareholders and the Secretary or such other designated person in the case of meetings of any committees of the Board shall maintain minutes of all proceedings thereat. The Secretary shall give, or cause to be given as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the Board and shall be custodian of the corporate seal and records of the Corporation, except when another officer has been appointed for that purpose, and the Secretary shall have such other powers and duties as the Board or the Chief Executive Officer may specify. The Assistant Secretary or, if more than one, the Assistant Secretaries, shall assist the Secretary in the performance of his duties and shall exercise all his powers and carry out all his duties in the absence or disability of the Secretary.

6.09

Treasurer. The Treasurer shall have the care and custody of all funds and securities of the Corporation and shall deposit or cause to be deposited all moneys with the Corporation’s bankers, or otherwise deal with the same, including the short term investment of moneys, as designated by the Board, provided that the Treasurer may from time to time arrange for the temporary deposit of moneys of the Corporation in banks, trust companies or other financial institutions within or outside Canada not so designated by the Board for the purpose of facilitating transfer thereof to the credit of the Corporation in a bank, trust company or other financial institution so designated. The books and accounts shall at all times be open to inspection and examination by the Board, by any committee of the Board, by the President or by any person appointed by the Board for that purpose. The Treasurer shall sign or countersign such instruments as require his signature and shall perform all duties incident to his office. The Treasurer shall have such other powers and duties as the Board or the Chief Executive Officer may specify. The Assistant Treasurer, or if more than one, the Assistant Treasurers, shall assist the Treasurer in the performance of his duties and shall exercise all the Treasurer’s powers and carry out all his duties in the absence or disability of the Treasurer.

6.10

Term of Office. The Board, in its discretion, may remove any officer of the Corporation, without prejudice to the rights of such officer under any employment contract. Otherwise each officer of the Corporation shall hold office until his successor is elected or appointed or until his earlier resignation.

PART SEVEN

DIVISIONS AND UNITS

7.01

Creation and Consolidation of Divisions. The Board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the Board may consider appropriate in each case. The Board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the Board may consider appropriate in each case.

7.02

Name of Division. Subject to law, any division or its sub-units may be designated by such name as the Board may from time to time determine or cause to be determined and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name. Any such contract, cheque or document shall be binding upon the Corporation when signed in accordance with Section 2.01 as if it had been entered into or signed in the name of the Corporation.

7.03

Officers of Divisions. From time to time the Board or, if authorized by the Board, the President, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The Board or, if authorized by the Board, the President, may at any time remove at its or his pleasure any officer so appointed but without prejudice to such officer’s rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officers of the Corporation.

PART EIGHT

INDEMNITY

8.01

Limitation of Liability. No director or officer of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or agent or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office of trust or in relation thereto, unless the same are occasioned by his own wilful neglect or default, provided that nothing herein contained shall relieve a director or officer from the duty to act in accordance with the Act or relieve him from liability under the Act. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the directors. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his being a shareholder, director or officer of the Corporation or body corporate or member of the firm shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

8.02	Indemnity.

(1)

To the fullest extent permitted by the Act and without limit to the right of the Corporation to indemnify any person under the Act or otherwise, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and the director’s or officer’s heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the director or officer in respect of any civil, criminal or administrative action or proceeding to which the director or officer is made a party by reason of being or having been a director or officer of the Corporation or such other body corporate.

(2)

The Corporation shall, subject to the approval of a court and the limitations contained herein and in the Act, indemnify a person referred to in paragraph (1) in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, to which the person is made a party by reason of being or having been a director or officer of the Corporation or other body corporate as described in paragraph (1) against all costs, charges and expenses reasonably incurred by the person in connection with such action.

(3)

The Corporation shall advance moneys to a director or officer for the costs, charges and expenses of a proceeding referred to in paragraph (1) and/or (2), as applicable. Such director or officer shall repay such moneys if the director or officer:

(a)	is not substantially successful on the merits in the individual’s defence of the action or proceeding; or

(b)	is not fairly and reasonably entitled to indemnity.

(4)	The Corporation shall not indemnify a director or officer under paragraph (1) unless the individual:

(a)

acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the director or officer acted as director or officer or in a similar capacity at the Corporation’s request; and

(b)

in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the director or officer had reasonable grounds for believing that the director’s or officer’s conduct was lawful.

8.03

Insurance. Subject to the Act, the Corporation may purchase, maintain or participate in such insurance for the benefit of the persons mentioned in Section 8.02, as the Board may from time to time determine.

8.04

Indemnity Agreements. The Corporation may enter into agreements with its directors and officers relating to indemnity matters provided such agreements comply with the Act and these By-Laws. The provisions of Section 8.02 shall be deemed contractual rights of the directors and officers of the Corporation and former directors and officers of the Corporation.

8.05	Division and Business Unit Officers. For the purposes of this Part Eight, the expression “officer” shall be deemed to include officers of divisions and sub-units as contemplated in Part Seven.

PART NINE

SHARE CERTIFICATES

9.01

Shareholder Entitled to Certificate of Acknowledgment. Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Corporation is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

9.02

Securities Registrars, Transfer Agents and Dividend Disbursing Agents. The Board may from time to time appoint a Registrar to maintain the securities register and a Transfer Agent to maintain the register of transfers and may also appoint one or more Branch Registrars to maintain branch securities registers and one or more Branch Transfer Agents to maintain branch registers of transfers. The Board may also from time to time appoint a Dividend Disbursing Agent to disburse dividends. One person may be appointed to any number of the aforesaid positions. The Board may at any time terminate any such appointment.

9.03

Deceased Shareholder. In the event of the death of a holder or of one of the joint holders of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its Transfer Agent.

9.04

Lost, Defaced or Destroyed Certificates. The Board, or any officer or agent designated by it, may in its or his discretion, direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has become mutilated or defaced or in substitution for a certificate that has become lost, stolen or destroyed upon payment of such fee, if any, and on such terms as the Board may from time to time prescribe whether generally or in any particular case.

PART TEN

DIVIDENDS AND RIGHTS

10.01

Dividend. Subject to the Act and the Articles, the Board may from time to time declare and the Corporation may pay dividends on its issued shares to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

10.02

Dividend Cheques. A dividend payable in cash shall be paid by cheque drawn either on the bankers of the Corporation or those of its Dividend Disbursing Agent to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his Recorded Address or to such other address as the holder directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their Recorded Address, or to the first address so appearing if there are more than one. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

10.03

Non-receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation or its Dividend Disbursing Agent shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe whether generally or in any particular case.

10.04

Unclaimed Dividends. No dividends shall bear interest as against the Corporation. Except as otherwise expressly provided in the Articles with respect to any class or series of shares, any dividend unclaimed for one year after having been declared payable may be invested or otherwise made use of by the directors for the benefit of the Corporation. Any dividend unclaimed after a period of three (3) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation, but the Board may nevertheless authorize the subsequent payment of any such dividend on such terms as to indemnity and evidence of title as the Board may from time to time prescribe, whether generally or in any particular case.

PART ELEVEN

NOTICES

11.01

Method of Giving Notices. Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the Articles, the By-Laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the Board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to the person’s Recorded Address or if mailed to such person at his Recorded Address by prepaid ordinary or air mail or if sent to such person at his Recorded Address by any means of prepaid transmitted or recorded communication, or if provided in the form of an electronic document so long as the shareholder, director, officer, auditor or member of a committee of the Board has consented to receive the notice in such form. A notice so delivered shall be deemed to have been given when it is delivered personally or to the Recorded Address aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered for dispatch; and a notice so sent in the form of an electronic document shall be deemed to have been given when transmitted. The Secretary may change or cause to be changed the Recorded Address of any shareholder, director, officer, auditor or member of a committee of the Board in accordance with any information believed by him to be reliable.

11.02

Notice to Joint Shareholders. If two or more persons are registered as joint holders of any share, any notice may be addressed to all of such joint holders but notice addressed to one of such persons at their Recorded Address shall be sufficient notice to all of them.

11.03

Computation of Time. In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

11.04

Omissions and Errors. The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the Board or the non-receipt of any notice by any such person or any error in any notice shall not invalidate such notice or any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.05

Persons Entitled by Death or Operation of Law. Every person who by operation of law, transfer, death of a shareholder or any other means whatsoever shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

PART TWELVE

EFFECTIVE DATE AND REPEAL

12.01	Effective Date. These By-Laws shall be effective as of May 18, 2007.

12.02

Repeal. All previous by-laws of the Corporation are repealed as of the coming into force of these By-Laws provided that such repeal shall not affect the previous operation of any by-laws so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-laws prior to its repeal. All officers and persons acting under any by-laws so repealed shall continue to act as if appointed under the provisions of these By-Laws and all resolutions of the shareholders or the Board with continuing effect passed under any repealed by-laws shall continue to be valid except to the extent inconsistent with these By-Laws and until amended or repealed.

MADE the 18th day of May, 2007.

EXHIBIT G

PROPOSAL THREE RESOLUTION

ORDINARY RESOLUTION TO CONFIRM THE AMENDMENTS TO THE BY-LAWS OF THE CORPORATION

BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.

The repeal of the current By-laws of the Corporation, being by-laws relating generally to the conduct of the business and affairs of the Corporation, by the directors of the Corporation is hereby confirmed without amendment;

2.

The approval of the Amended and Restated By-laws of the Corporation, being by-laws relating generally to the conduct of the business and affairs of the Corporation, by the directors of the Corporation in substantially the form attached hereto is hereby confirmed without amendment; and

3.

Any officer or director of the Corporation is hereby authorized and directed, for and in the name of the Corporation, to execute all documents and to do all things as deemed necessary or desirable to implement this Ordinary Resolution.

G-1

EXHIBIT H

AMENDED AND RESTATED

TESCO CORPORATION

2005 INCENTIVE PLAN

(Effective May 18, 2007)

H-i

AMENDED AND RESTATED

TESCO CORPORATION

2005 INCENTIVE PLAN

(Effective May 18, 2007)

Section 1. Purpose	and Amendment.

(a)          Background. Prior to the date hereof, the Company established the Existing Plan, pursuant to which options have been granted to purchase the common shares of the Company. Subject to the provisions of Section 16, the Company now amends and restates the Existing Plan on the terms and conditions herein set forth (as so amended and restated and as may be amended and in effect from time to time, the “Plan”) in order to provide the Company with flexibility in designing various equity-based compensation arrangements for the Employees, Consultants and Non-Employee Directors of the Company and its Affiliates. Section 16 sets forth the provisions concerning the effective date of the Plan, its termination, and application to Awards under the Existing Plan.

(b)          Purpose. The purpose of this Plan is to advance the interests of the Company by encouraging such Employees, Consultants and Non-Employee Directors to receive equity-based compensation and incentives, thereby (i) increasing the proprietary interests of such Persons in the Company, (ii) aligning the interests of such Persons with the interests of the Company’s shareholders generally, (iii) encouraging such Persons to remain associated with the Company, and (iv) furnishing such Persons with an additional incentive in their efforts on behalf of the Company. The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

(c)          Non-Application of ERISA. The Plan provides for various forms of incentive compensation and is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

Section 2.             Definitions. For purposes of the Plan, the following terms shall have the meaning set forth below:

(a)          “Affiliate” shall mean, with respect to a Person, (i) any entity in which such Person, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Granting Authority, (ii) any “parent corporation” of such Person (as defined in section 424(e) of the Code), (iii) any “subsidiary corporation” (as defined in section 424(f) of the Code) of such Person or any parent corporation of such Person and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with such Person, provided that any Award with respect to a Canadian Grantee, an Affiliate shall only include a corporation that deals at non-arm’s length with the Company.

(b)          “Applicable Post-Retirement Period” and “Applicable Post-Disability Period” shall have the meanings given to them in Section 9(a) of the Plan.

(c)          “Awards” shall mean, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock Units, Performance Awards, or Other Stock or Performance-Based Awards.

(d)          “Base Price” shall mean the base dollar amount used to calculate the amount, if any, payable to a Participant with respect to a Share subject to a Stand-Alone SAR upon exercise thereof, which base dollar amount shall not be less than 100 percent of the Market Value of a Share on the Effective Date of the grant of the Stand-Alone SAR, subject to adjustment pursuant to Section 11.

(e)          “Bonus Stock” shall mean Shares described in Section 7 of the Plan.

(f)          “Board” shall have the meaning given to such term in Section 1 of the Plan.

(g)          “Canadian Award” shall mean an Award pursuant to which, as applicable, (i) the Exercise Price is stated and payable in Canadian dollars or the basis upon which it is to be settled (whether in cash or in Shares) is stated in Canadian dollars), (ii) in the case of Stand-Alone SARs, the Base Price is stated in Canadian dollars and any cash amount payable in settlement thereof shall be paid in Canadian dollars or (iii) in the case of Restricted Stock Units or Performance Stock Units, any cash amount payable in settlement thereof shall be paid in Canadian dollars.

(h)          “Canadian Grantee” shall mean a Participant who is a resident of Canada for the purposes of the ITA, or who is granted a Canadian Award under the Plan in respect of services performed in Canada for the Company or any of its corporate Affiliates.

(i)          “Change of Control” shall mean any of the following events (and shall be deemed to occur upon any of the following events):

(i)

except for the entities excluded by Section 2(i)(i)(A) through (E) inclusive below, any Person or group, or the Affiliates of such Person or group, directly or indirectly, becomes the “beneficial owner” (as determined in accordance with Rules 13d-3 and 13d-5 of the Exchange Act) of securities of the Company representing more than 50% of either the then outstanding Shares (“Outstanding Shares”) or the voting power of the then outstanding voting securities of the Company entitled vote generally in the election of directors (or in the case of multiple classes, the class of voting securities entitled to elect a majority of directors) (the “Outstanding Voting Securities”). The following entities are excluded from this definition:

(A)	the Company and any of its Affiliates,

(B)	any employee benefit plan of the Company or any of its Affiliates,

(C)

a company owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Outstanding Shares and Outstanding Voting Securities, as the case may be,

(D)	an underwriter temporarily holding securities pursuant to an offering of such securities, and

(E)	a Resulting Entity becoming such a beneficial owner in compliance with each of the conditions set forth in Section 2(i)(iii)(A)-(D) below;

(ii)

individuals who, as of the Measurement Date (as defined below), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however , that any individual becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board. As used in this definition,

“Measurement Date” means the later of the Effective Date and the date that is two years prior to the Change of Control (including a Change of Control pursuant to this Section 2(i)(ii));

(iii)

the consummation of any merger, reorganization, statutory or mandatory share exchange, business combination, consolidation or similar transaction involving the Company or one of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries (considered on a consolidated basis), or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), unless in such case, following the consummation of any such transaction each of the following conditions is met:

(A)

all or substantially all of the Persons that were the beneficial owners of the Outstanding Company Shares and the Outstanding Voting Securities immediately prior to such Business Combination (the “Company Shareholders”) beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity (“Resulting Entity”) resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company and its subsidiaries (considered on a consolidated basis) directly or through one or more subsidiaries);

(B)

such beneficial ownership by the Company Shareholders is in substantially the same proportions as their ownership of the Outstanding Shares and the Outstanding Voting Securities, as the case may be, immediately prior to such Business Combination;

(C)

no Person (excluding any Resulting Entity and any employee benefit plan (or related trust) of the Company) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the Resulting Entity or the combined voting power of the then-outstanding voting securities of such Resulting Entity, except to the extent that the ownership in excess of 50% existed prior to the Business Combination, and

(D)

at least a majority of the members of the board of directors of the Resulting Entity were members (or deemed members) of the Incumbent Board (determined pursuant to Section 2(i)(ii) above using the date that is the later of the Effective Date or the date that is two years prior to the Business Combination as the Measurement Date) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

(iv)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Unless written terms of an Award otherwise specifically provides, the Incumbent Board (as constituted immediately prior to any alleged Change of Control) shall have the discretion to determine whether a Change of Control has occurred. The Board may delegate its power to make the foregoing (as well as any with respect to this Plan) to Committee or other committees pursuant to Section 3(b).

As to any given Awards or all Awards, the Granting Authority may establish, in the terms of the Award, additional conditions or events that must occur in order for a “Change of Control” to occur under such Award(s) (including the termination of employment).

Solely with respect to any Award that is subject to Section 409A of the Code and that is payable on account of a Change of Control, this definition is intended to comply with the definition of change in control under Section 409A of the Code as in effect commencing January 1, 2005 and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Change in Control as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

(j)          “Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

(k)          “Committee” shall mean the committee of the Board constituted as provided in Section 3 and authorized by the Board to take actions with respect to the Plan as provided in Section 3.

(l)          “Company” shall mean, collectively, Tesco Corporation, a corporation organized under the laws of Alberta, Canada, or any Successor thereto that assumes and continues the Plan. If the context requires, such term also refers to its Affiliates.

(m)        “Consultant” shall mean any individual, other than a Non-Employee Director or an Employee, who renders consulting or advisory services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction.

(n)          “Control” shall mean, with respect to any Person, the possession, directly or indirectly, severally or jointly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

(o)          “Covered Employee” shall mean any of the Chief Executive Officer of the Company and the four highest paid officers of the Company other than the Chief Executive Officer, as described in Section 162(m)(3) of the Code.

(p)          “Disability” shall mean an inability to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent (under the terms of the long term disability policy of the Company applicable to the Employee). A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability. Solely with respect to any Award that is subject to Section 409A of the Code and that is payable on account of disability, this definition is intended to comply with the definition of disability under Section 409A of the Code as in effect commencing January 1, 2005 and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Disability as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

(q)          “Effective Date” shall mean the date as of which an Award shall take effect, provided that the Effective Date shall not be a date prior to the date the Granting Authority determines an Award shall be made and, unless otherwise specified by the Granting Authority, the Effective Date will be the date the Granting Authority determines an Award shall be made.

(r)          “Employee” shall mean any employee of the Company or its Affiliates, and for the purposes of a Canadian Grantee, as defined in subsection 248(1) of the ITA.

(s)          “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

(t)          “Exercise Price” shall mean, (i) with respect to an Option, the price payable by a Participant to purchase one Share on exercise of such Option, which shall not be less than 100 percent of the Market Value of a Share on the Effective Date of the grant of the Option covering such Share and (ii) with respect to a Tandem SAR, the Exercise Price applicable to the Option to which the Tandem SAR relates, in each such case, subject to adjustment pursuant to Section 11.

(u)          “Existing Plan” shall mean the Company’s Stock Option Plan (2005) in effect immediately prior to the amendment and restatement effected by this Plan.

(v)          “Granting Authority” shall have the meaning given to such term in Section 3(b) of the Plan.

(w)          “Incentive Stock Option” shall mean an Option that, on the Effective Date, is intended to qualify and is designated by the Granting Authority in the applicable instrument of grant as an Incentive Stock Option within the meaning of Section 422 of the Code (or any successor provision).

(x)          “Insiders” shall mean such Persons that are required to be considered as such as of the date of determination pursuant to the rules of the TSX.

(y)          “ITA” shall mean the Income Tax Act (Canada) and any regulations thereunder as amended from time to time.

(z)          “Market Value” of a Share as of a relevant date shall mean the fair market value as determined by the Granting Authority in accordance with the following:

(i)	the higher of

(A)	as long as Shares are listed on the TSX, the closing trading price for a Share on the TSX on the last trading day prior to the relevant date; and

(B)	as long as the Shares are listed on an U.S. Exchange, the average of the high and low prices of Shares traded in U.S. dollars on the U.S. Exchange during the relevant date.

As to the grant of an Award, the relevant date will be the Effective Date of such grant. If on the relevant day there is no trading in the Shares on the TSX or U.S. Exchange, as applicable, then, for the purpose of application of the immediately preceding sentence, the Market Value of a Share on the TSX or the U.S. Exchange, as applicable, shall be determined by reference to the weighted average trading price for Shares traded on the TSX or the U.S. Exchange, as applicable, for the five trading days (or the actual number of trading days if there are less than five trading days but more than one trading day) ending on such day on which Shares did trade within 30 days before the relevant day. If the immediately preceding sentence cannot be applied due to an insufficient number of trading days within the 30-day period described therein, then the Market Value of a Share on the TSX or the U.S. Exchange, as applicable, shall be the closing price of a Share on the date on which Shares were last traded on the TSX or the U.S. Exchange, as applicable, prior to the relevant day.

(ii)	The Market Value as determined may be in Canadian dollars or in U.S. dollars. As a result, the Market Value of a Share

(A)

covered by a Canadian Award shall be either (1) such Market Value as determined in accordance with this definition, if in Canadian dollars, or (2) such Market Value as determined above converted into Canadian dollars at the noon rate of exchange of the Bank of Canada on the relevant day, if in U.S. dollars.

(B)

covered by a U.S. Award shall be either (1) such Market Value as determined in accordance with this definition, if in U.S. dollars, or (2) such Market Value as determined above converted into U.S. dollars at the noon rate of exchange of the Bank of Canada on the relevant day, if in Canadian dollars.

(iii)	The Market Value of a Share shall be rounded up to the nearest whole cent.

(iv)

Unless prohibited by applicable law or rules of a Stock Exchange, Canadian Awards or U.S. Awards may be made to a Participant without regard to such Participant’s domicile for tax purposes. Thus, for example, U.S. taxpayers that are Participants may receive Canadian Awards. The Company may take such actions with respect to its filings, records and reporting as it deems appropriate to reflect the conversion of Awards from Canadian dollars to U.S. dollars and vice versa.

(v)

If such shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Granting Authority using any fair and reasonable means selected in the Granting Authority’s discretion.

(aa)       “Non-Employee Director” shall mean a Person who is a member of the Board but who is neither an Employee nor a Consultant of the Company or any Affiliate.

(bb)       “Option” shall mean an option, granted in accordance with Section 6 hereof, to purchase a Share.

(cc)       “Organizational Law” shall mean the laws of Alberta, Canada or such other law under which a Successor is organized, as such laws may be amended from time to time.

(dd)       “Other Stock or Performance Board Awards” shall have the meaning given to such term in Section 7(e) of the Plan.

(ee)       “Participants” shall mean those individuals to whom Awards have been granted from time to time under the Plan. The executors or administrators of such Participant’s estate, any Person or Persons who acquire the right to exercise an Award directly from the Participant by bequest or inheritance or any other permitted transferee of the Participant under Section 10 hereof shall be treated as a Participant solely for the purposes of exercising and enforcing an Award according to the terms thereof and this Plan.

(ff)        “Performance Awards” shall mean Awards that are, or the exercise or disposition thereof are, subject to the satisfaction of Performance Criteria. Performance Awards include Performance Stock Units.

(gg)       “Performance Criteria” shall mean such financial and/or personal performance criteria as may be determined by the Granting Authority, pursuant to Section 8. Performance Criteria may be applied to either the Company as a whole or to a business unit or single or group of Affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, provided that the performance period for measurement or achievement of any such Performance Criteria (or incremental element thereof) shall in all events exceed one year.

(hh)      “Performance Stock Unit” shall mean a right, granted in accordance with Section 9 hereof, to receive one Share or a cash payment of the Market Value of a Share, as determined by the Granting Authority, that generally becomes Vested, if at all, subject to the attainment of Performance Criteria and satisfaction of such other conditions to Vesting, if any, as may be determined by the Granting Authority.

(ii)         “Person” shall mean, unless the context otherwise requires or unless and to the extent otherwise limited or required by applicable law or rules of a Stock Exchange, any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity, and any other person, entity or group that would constitute a “person” within the meaning of Section 3(a)(9) of the Exchange Act (with any related modifications or additions in Section 13(d) and 14(d) of the Exchange Act).

(jj)         “Phantom Stock Award” shall have the meaning given to such term in Section 7(c) of the Plan.

(kk)      “Plan” shall have the meaning given to such term in Section 1 of the Plan.

(ll)         “Prior Plan” shall mean the Existing Plan or the 1994 Stock Option Plan of the Company, individually or collectively, as the context requires.

(mm)    “Purchased Stock” shall mean Shares issued to Participants under Section 7(c) of the Plan.

(nn)      “Restricted Period” shall mean the period established by the Granting Authority with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

(oo)       “Restricted Stock Unit” shall mean a right, granted in accordance with Section 8 hereof, to receive a Share or a cash payment of the Market Value of a Share, as determined by the Granting Authority, that generally becomes Vested, if at all, based on the Participant’s period of employment with the Company. “Restricted Stock Unit” includes an Award with respect to Shares that are subject to restrictions that create a risk of forefeiture.

(pp)       “Retirement” shall mean a termination of Employment of an Employee, or if determined by the Granting Authority, termination of service of a Non-Employee Director, under circumstances as shall constitute retirement for age, as determined by the Granting Authority or in accordance with the written policies established by the Granting Authority as they may be amended or revised from time to time.

(qq)       “Shares” shall mean the common shares of the Company, subject to adjustment pursuant to Section 11.

(rr)        “Stand-Alone SAR” shall mean a Stock Appreciation Right that is granted on a stand-alone basis.

(ss)        “Stock Appreciation Right” or “SAR” shall mean a right, granted pursuant to Section 7 hereof, representing the right to receive upon the exercise thereof payment, in cash, Shares or any combination thereof, as determined by the Granting Authority, equal to the excess of the Market Value of one Share over the Base Price or Exercise Price, whichever is applicable, on the terms and conditions and calculated in accordance with the provision of Section 7 hereof.

(tt)         “Stock Exchanges” shall mean the U.S. Exchange and the TSX.

(uu)       “Successor” shall mean, with respect to any Person, a Person that succeeds to the first Person’s assets and liabilities by amalgamation, merger, liquidation, dissolution or otherwise by operation of law, or a Person to which all or substantially all the assets and/or business of the first Person are transferred.

(vv)       “Tandem SAR” shall mean a Stock Appreciation Right granted in tandem with an Option.

(ww)     “Termination” or “Date of Termination” (or any derivative thereof) shall mean (i) the date of termination of a Participant’s active employment with the Company (Affiliate) that employs the Participant (other than in connection with the Participant’s transfer to employment with any other Company), whether such termination is lawful or otherwise, but not including a Participant’s absence from active employment during a period of vacation, temporary illness, authorized leave of absence or short or long-term disability, and (ii) in the case of a Participant who does not return to active employment with the Company immediately following a period of absence due to vacation, temporary illness, authorized leave of absence or short or long-term disability, the last day of such period of absence.

(xx)       “TSX” shall mean The Toronto Stock Exchange.

(yy)       “Vested” shall mean, with respect to an Award, that the applicable conditions established by the Granting Authority or this Plan have been satisfied or, to the extent permitted under the Plan, waived, whether or not the Participant’s rights with respect to such Award may be conditioned upon prior or subsequent compliance with any confidentiality, non-competition or non-solicitation obligations.

(zz)        “U.S. Award” shall mean an Award pursuant to which, as applicable, (i) in the case of Options (including any Tandem SARs), the Exercise Price is stated and payable in United States dollars (and, in the case of any Tandem SARs, any cash amount payable in settlement thereof shall be paid in United States dollars), (ii) in the case of Stand-Alone SARs, the Base Price is stated in United States dollars and any cash amount payable in settlement thereof shall be paid in United States dollars or (iii) in the case of Restricted Stock Units or Performance Stock Units, any cash amount payable in settlement thereof shall be paid in United States dollars.

(aaa)    “U.S. Exchange” shall mean the NASDAQ Stock Market or such other national securities exchange or trading system on which the Company’s Shares are listed.

Section 3.             Administration.

(a)          Composition of the Committee.    The Committee shall consist of two or more individuals, each of whom qualifies as (i) an “independent director,” within the meaning of the rules of the Stock Exchanges and other applicable securities legislative and regulatory requirements and (ii) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; provided that with respect to any Award granted to a Covered Employee which is intended to be “performance-based compensation” as described in Section 162(m)(4)(C) of the Code, the Committee shall consist solely of two or more “outside directors” as described in Section 162(m)(4)(C)(i) of the Code. The chair and each other member of the Committee shall be appointed by the Board.

(b)          Powers of the Board and the Committee.    Subject to and consistent with the terms of the Plan, applicable law and applicable rules of the Stock Exchanges, and subject to the provisions of the Charter adopted by the Board with respect to the powers, authority and operation of the Committee (as amended from time to time), the Board will have the general power to administer the Plan in accordance with its terms (including all powers specified in Section 3(b)(ii)) and make all determinations required or permitted to be made, provided, however, that the Board may delegate all or any portion of such powers to the Committee or to other committees; and provided, further, that with respect to Awards to the Company’s executive officers and Covered Employees, the Committee shall have such powers as are set forth in Section 3(b)(i). The term “Granting Authority” refers to the Board, the Committee or other committee, as applicable, that is charged with or exercising the powers and responsibility as to a specific matter in question affecting this Plan or an Award.

(i)

Specific Provisions Concerning Delegation of Authority to the Committee. In addition to any authority of the Committee specified under any other terms of the Plan, and notwithstanding any other provision herein to the contrary,

(A)

insofar as Awards under the Plan are being made to the Company’s chief executive officer the Committee (and not the Board as a whole) shall have full and complete discretionary authority to review and approve corporate goals and objectives relevant to Awards granted under this Plan (as well as other elements of compensation), to evaluate the chief executive officer’s performance in light of those goals and objectives, and determine and approve the Awards granted to the chief executive officer based such evaluation, provided, however, that to the extent permitted by the applicable rules of the Stock Exchanges, but subject to the provisions hereof relating to Awards to Covered Employees, the Board may direct that the final determination and approval of such Awards be made by members of the Committee along with other “independent directors” (within the meaning of the rules of the Stock Exchanges and other applicable securities legislative and regulatory requirements). As to such Awards, the Committee will have the powers specified in Section 3(b)(ii) and the Committee shall be the Granting Authority with respect to all matters relating to such Awards;

(B)

insofar as Awards under the Plan are to be made to executive officers other than the chief executive, but subject to the provisions hereof relating to Awards to Covered Employees, the Committee make recommendations to the Board with respect to Awards;

(C)

insofar any Award is to granted to a Covered Employee which is intended to be “performance-based compensation” as described in Section 162(m)(4)(C) of the Code, the Committee (and not the Board as a whole) shall determine the performance goals relating thereto and shall have full and complete discretionary authority to grant such Awards and to set the terms thereof. As to such Awards, the Committee will have the powers specified in Section 3(b)(ii) and the Committee shall be the Granting Authority with respect to all matters relating to such Awards.

The foregoing shall not limit the Board in delegating any other powers to the Committee or in delegating any or all determinations or other powers with respect to certain or certain types of Awards (including Awards that are intended to be exempt pursuant to Rule 16b-3 under the Exchange Act), including the full power to make Awards and to exercise the other powers set forth in Section 3(b)(ii) and the other powers granted herein to the Granting Authority.

(ii)	Specific Powers of the Granting Authority. Without limiting the lead-in paragraph of Section 3(b), the powers of the Granting Authority shall include the powers to,

(A)	interpret the Plan and instruments of grant evidencing Awards;.

(B)

prescribe, amend and rescind such procedures and policies, and make all determinations, it deems necessary or desirable for the administration and interpretation of the Plan and instruments of grant evidencing Awards;

(C)	determine those Persons who are eligible to be Participants, grant one or more Awards to such Persons and approve or authorize the applicable form and terms of the related instrument of grant;

(D)

determine the terms and conditions of Awards granted to any Participant, including, without limitation, (1) subject to Sections 4(b) and (c), the type, and number of Shares subject to, an Award, including whether the Award shall be a Canadian Award or a U.S. Award, (2) the Exercise Price or Base Price for Shares subject to an Award, if applicable, (3) the conditions to the Vesting of an Award or any portion thereof, including terms relating to lump sum or installment Vesting, the period for achievement of any applicable Performance Criteria as a condition to Vesting and the conditions, if any, upon which Vesting of any Award or portion thereof will be waived or accelerated without any further action by the Granting Authority, (4) the circumstances upon which an Award or any portion thereof shall be forfeited, cancelled or expire, (5) the consequences of a Termination with respect to an Award, (6) the manner of exercise or settlement of the Vested portion of an Award, including whether an Award shall be settled on a current or deferred basis, and (7) whether and the terms upon which any Shares delivered upon exercise or settlement of an Award must continue to be held by a Participant for any specified period;

(E)

set forms of consideration, if any, to be paid with respect to the exercise of an Award (except to the extent certain forms of consideration must be paid to satisfy the requirements of applicable law) and specify whether and the terms upon which an Award shall be settled in cash, Shares or a combination thereof. However, unless the Granting Authority otherwise specifically provide and except with respect to Purchase Stock Awards, no consideration other than services may be required for the grant, as opposed to the exercise, of any Award;

(F)	determine whether and the extent to which any Performance Criteria or other conditions applicable to the Vesting of an Award have been satisfied or shall be waived or modified;

(G)

amend the terms of any instrument of grant or other documents evidencing Awards; provided, however, that, subject to Section 5(d), no amendment of an Award may, without the consent of the holder of the Award, adversely affect such Person’s rights with respect to such Award in any material respect;

(H)	accelerate or waive any condition to the Vesting of any Award, all Awards, any class of Awards or Awards held by any group of Participants; and

(I)	determine whether, and the extent to which, adjustments shall be made pursuant to Section 11 and the terms of any such adjustments.

However, the Granting Authority shall not have any discretion under this Section 3(b) or any other provision of the Plan that would modify the terms or conditions of any Performance Criteria or waive the satisfaction thereof with respect to any Award that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code if the exercise of such discretion would cause the Award not to so qualify. The Granting Authority will also exercise its discretion in good faith in accordance with the Company’s intention that the terms of Awards and the modifications or waivers permitted hereby are in compliance with applicable law and the rule of the Stock Exchanges.

(c)          Effects of Granting Authority’s Decision.    Any action taken, interpretation or determination made, or any rule or regulation adopted by the Granting Authority pursuant to this Plan shall be made in its sole discretion and shall be final, binding and conclusive on all affected Persons, including, without limitation, the Company, any of its Affiliate, any grantee, holder or beneficiary of an Award, any stockholder and any Employee, Consultant or Non-Employee Director.

(d)          Liability Limitation and Indemnification.    No member of the Granting Authority or the Board generally shall be liable for any action or determination made in good faith pursuant to the Plan or any instrument of grant evidencing any Award granted under the Plan. To the fullest extent permitted by law, the Company shall indemnify and save harmless, and shall advance and reimburse the expenses of, each Person made, or threatened to be made, a party to any action or proceeding in respect of the Plan by reason of the fact that such Person is or was a member of the Granting Authority or is or was a member of the Board in respect of any claim, loss, damage or expense (including legal fees) arising therefrom.

(e)          Delegation and Administration.    The Granting Authority may, in its discretion, delegate such of its powers, rights and duties under the Plan, in whole or in part, to such committee, Person or Persons as it may determine, from time to time, on terms and conditions as it may determine, except the Granting Authority shall not, and shall not be permitted to, delegate any such powers, rights or duties (i) with respect to the grant, amendment, administration or settlement of any Award of a Participant subject to Section 16 of the Exchange Act, (ii) with respect to the establishment or determination of the achievement of Performance Criteria, or (iii) with respect to any matter that would be in violation of any Organizational Law or the rules of any Stock Exchange. The Granting Authority may also appoint or engage a trustee, custodian or administrator to administer or implement the Plan or any aspect of it, subject to the exception of the immediately preceding sentence hereof.

Section	4. Shares Subject to the Plan.

(a)          Aggregate Plan Limits.    Subject to adjustment pursuant to Section 11, the maximum aggregate number of Shares that may be subject to issuance at any given time in connection with Awards granted under the Plan shall not exceed 10% of the then issued and outstanding Shares on a non-diluted basis (i.e. without taking into account any Shares that underlie then outstanding and executory options, warrants or other securities convertible into, exchangeable for, or exercisable for Shares, with or without the payment of consideration, including Awards under the Plan, and without taking into account treasury shares or shares held by an entity in which the Company holds a majority of the voting equity securities). For the purposes of computing the foregoing limits:

(i)	Subject to Section 4(a)(ii), the following shall not be counted against the 10% limitation above:

(A)	Shares that have been issued upon the conversion, exchange or exercise of an Award shall be treated as issued and outstanding;

(B)

Shares subject to any Award (or any portion thereof) that has expired or is forfeited, surrendered, cancelled or otherwise terminated prior to, or that is otherwise settled so that there is no, issuance or transfer of such Shares;

(C)

An Award (or any portion thereof) that uses the price of Shares to determine the amount of the Award or its settlement but that provides for settlement in cash (and not by the issuance of Shares) be treated as covering the applicable number of Shares solely for the purposes of computing the 10% limit and only while the Award is not settled or terminated. Upon settlement in cash or termination of such Award, the Shares used as a reference for determining the amount of the Award or its settlement shall not be counted against the 10% limit above.

(ii)

Up to 1,000,000 Shares may be issued in connection with the exercise of Incentive Stock Options, which amount shall not be subject to increase (subject to Section 11) other than pursuant to an amendment to this Plan. Any adjustment pursuant to Section 11 to the limitation on the number of Shares available for Awards of Incentive Stock Option shall be consistent with the requirements of Section 425 of the Code. All Incentive Stock Options that lapse unexercised will be treated as not having been issued for the purposes of computing the foregoing limitation, but any issuance pursuant to the terms of an Incentive Stock Option will reduce the number of Shares available for issuance pursuant to Incentive Stock Options. In addition, to the extent that the issuance of Shares upon the exercise of Incentive Stock Options is taken into account in computing the aggregate Plan limits above, such issuance will not be taken into account in determining the number of Shares that may be subject to the grant of Incentive Stock Options and will not have the effect of increasing the limitation set forth in the first sentence of this Section 4(a)(ii);

(iii)

Any Shares that are covered by Performance Stock Units, Restricted Stock Units, or Phantom Stock Awards shall be treated as being Shares that are subject to Awards under the Plan and not be treated as outstanding to the extent that such Shares remain subject to the satisfaction of any Performance Criteria, Vesting conditions, or settlement conditions or determinations (including the payment of additional consideration, if any);

(iv)	Any outstanding and unexercised Awards under the Prior Plans shall be taken into account and shall be treated as issued and outstanding under this Plan.

(b)          Tax Code Limits.    In addition to the limitation set forth in Section 4(a)(ii) with respect to Incentive Stock Options, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Participant shall not exceed 500,000 Shares. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Section 11, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(c)          Certain Additional Limits.    For as long as the Shares are listed for trading on the TSX and the standards with respect to security holder approval, and security based compensation arrangements apply to the Company,

(i)

the number of Shares issued to Insiders (including associates of Insiders if legally required) within any one year period and issuable to the Insiders at any time, under this Plan and all other Company security-based compensation arrangements (as determined under the rules of the TSX) shall not exceed 10% of the total issued and outstanding Shares, respectively;

(ii)

the number of Shares issued, or reserved for issuance with respect to Awards, to any one Insider (including associates of the Insider if legally required) within any one year period under this Plan and all other Company security-based compensation arrangements (as determined under the rules of the TSX) shall not exceed 5% of the total issued and outstanding Shares.

For the purposes of determining compliance with the above restrictions, the Granting Authority will take into account Shares reserved or issued pursuant to options together with Shares reserved or issued pursuant to all of the Company’s security-based compensation arrangements to the extent required by applicable law and applicable rules of the TSX.

(d)          Source of Shares.    Shares delivered to Participants in connection with the exercise or settlement of Awards may be authorized but unissued Shares, Shares purchased in the open-market or in private transactions. The Board shall take such action as may be necessary to cause the issuance from authorized but unissued Shares such number of Shares as may be necessary to permit the Company to meet its obligations under the Plan; provided, however, that the Company may satisfy its obligations from treasury shares or Shares purchased in the open market or private transactions.

Section 5.             General Provisions Relating to Awards.

(a)          Eligibility.    Awards will be granted only to those Persons who are, at the time of the grant, Non-Employee Directors, Employees or Consultants to the Company or its Affiliates. The Granting Authority shall have the power to determine other eligibility requirements with respect to Awards or types of Awards.

(b)          Terms of Grant.    Subject to the other express terms of this Plan, grants of Awards under the Plan shall contain such terms and conditions as the Granting Authority may specify. Without limiting the foregoing,

(i)

each Award granted under the Plan shall be evidenced by an instrument of grant, in such form or forms as the Granting Authority shall approve from time to time, which shall set forth such terms and conditions consistent with the terms of the Plan as the Granting Authority may determine. Each instrument of grant shall set forth, at a minimum, the Exercise Price or Base Price, as applicable, the type and Effective Date of the Award evidenced thereby, the number of Shares subject to such Award, whether the Award is a Canadian Award or a U.S. Award and the applicable Vesting conditions. References in the Plan to an instrument of grant shall include any supplements or amendments thereto;

(ii)

the term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock Unit shall be for such period as may be determined by the Granting Authority; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code or as may be required in respect of an Award as may be required by the Organizational Law, the ITA or the rules of the TSX to the extent that they are applicable to such Award, or such shorter term in respect of an Award to a Canadian Grantee so that such award does not constitute a “salary deferral arrangement” as defined in subsection 248(1) of the ITA);

(iii)

the Granting Authority may determine that payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments or on a deferred basis; provided, however, that no deferral shall be required or permitted by the Granting Authority if such deferral would result in adverse tax consequences to the Participant under Section 409A of the Code or under the ITA with respect to a Canadian Grantee. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and paid in cash in lieu of Shares in connection with such settlement, in the discretion of the Granting Authority or upon occurrence of one or more specified events.

(iv)	the terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award;

(v)

the Granting Authority may specify such other terms and conditions, consistent with the terms of the Plan, as the Granting Authority shall determine or as shall be required under any other provision of the Plan. Such terms may include, without limitation, provisions requiring forfeiture of Awards in the event of termination of employment by the Participant and provisions permitting a Participant to make elections relating to his or her Award.

(c)          Vesting Conditions.    Subject to the terms of the Plan, the Granting Authority shall determine any and all conditions to the Vesting of all and/or any portion of Awards and shall specify the material terms thereof in the applicable instrument of grant on, or as soon as reasonably practicable following, the Effective Date of the Award. Vesting of an Award, or portion thereof, may be conditioned upon passage of time, continued employment, satisfaction of Performance Criteria, or any combination of the foregoing, as determined by the Granting Authority, provided that

(i)	except in connection with the death of a Participant, such conditions permit all or any portion of any Award to become Vested no earlier than the first anniversary of the Effective Date of the Award;

(ii)	performance conditions to Vesting of any portion of an Award will be measured over a period greater than one year;

(iii)

except in connection with the death or Retirement of a Participant, Awards of Restricted Stock Units will not become Vested more rapidly than ratably over the three (3) year period following the Effective Date thereof; and

(iv)

with respect to any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, the applicable Performance Criteria shall be a measure based on one or more Performance Criteria determined by the Granting Authority on or prior to the Effective Date of such Award or as of any later time permitted under the applicable provisions of Section 162(m) of the Code. Subject to compliance with Section 162(m) of the Code, if applicable, the Granting Authority may modify or supplement any Performance Criteria applicable to the Vesting of an outstanding Award to the extent the Granting Authority deems appropriate to reflect any material change after the Effective Date of the Award in the relevant business operations of the Company or applicable business unit or individual or group of Companies.

(d)          Change of Control.    Unless otherwise provided in the Award or by direction of the Granting Authority as to all or any type or number of Awards, in the event of a Change of Control and notwithstanding any other Vesting or other restrictions or conditions, the Granting Authority may take whatever action with respect to the Awards outstanding that it deems necessary or desirable, including following:

(i)

the Granting Authority may accelerate Vesting and the expiration or termination date of Options and Stock Appreciation Rights then outstanding to a specified date fixed by the Granting Authority. After any accelerated expiration or termination date so specified, all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate; provided, however, that any acceleration of the expiration or termination date shall not be to a date that is earlier than thirty (30) days after notice of such acceleration. The Granting Authority may also accelerate Vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term.

(ii)

the Granting Authority may waive all restrictions and conditions of all Restricted Stock Units and Phantom Stock then outstanding with the result that those types of Awards shall be deemed satisfied, and the Restriction Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Granting Authority; and

(iii)

the Granting Authority may determine to amend Performance Awards and Other Stock or Performance-Based Awards, or substitute new Performance Awards and Other Stock or Performance-Based Awards in consideration of cancellation of outstanding Performance Awards and any Other Stock or Performance-Based Awards, in order to ensure that such Awards shall become fully Vested, deemed earned in full and promptly paid to the Participants as of the date of the Change of Control or such other date as may be determined by the Granting Authority, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions shall not have been completed or satisfied.

Notwithstanding the above provisions of this Section 5(d), but subject to any contractual rights created by the terms of an Award, the Granting Authority shall not be required to take any action described in the preceding provisions, and any decision made by the Granting Authority, in its sole discretion, not to take some or all of the actions described in the preceding provisions shall be final, binding and conclusive with respect to the Company and all other interested Persons. Any acceleration of Vesting shall be deemed to have occurred immediately prior to the Change of Control, no matter when the determination of the Granting Authority occurs.

Moreover, if approved by the Board prior to or within thirty (30) days after such time as a Change of Control shall be deemed to have occurred, the Board shall have at any time the right to require that all or any portion of the Awards be settled and discharged in cash based on the “cash value” of such Awards in lieu of settlement by issuance of Shares. Such requirement may be specified in any arrangement relating to such Change of Control transaction to which the Company is a party or may be specified in any notice sent by the Company, which arrangement or notice may also specify the terms and timing of such settlement. If not so specified, the Board may require settlement at any time within a forty-five (45) day period immediately following the date that the Change of Control is deemed to have occurred. For the foregoing purposes, the “cash value” of an Award shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option or Restricted Stock Unit (other than a Restricted Stock Unit that, by its terms, would be settled only in cash) or (ii) in the case of any Award that is an Option or Restricted Stock Unit (other than a Restricted Stock Unit that, by its terms, would be settled only in cash), the excess of the “market value” (defined below) per share over the Exercise Price, or the market value (defined below) per share of Restricted Stock Unit, multiplied by the number of shares subject to such Award. For purposes of the preceding sentence, “market value” per share shall mean the higher of (x) the average of the market value per Share on each of the five trading days immediately preceding the date a Change of Control is deemed to have occurred or (y) the highest price, if any, offered by the acquiring Person or the Company with respect to Shares, all as determined by Board in its discretion. The Company may require Participants to verify the amount and completeness of any settlement of Awards as a condition to the final settlement and payment.

(e)          No Repricing or Extension of Term of Insider Awards. The Exercise Price for Shares subject to any Award of Options issued to Insiders and any related Tandem SARs and the Base Price for Shares subject to any Award of Stand-Alone SARs may be reduced only if the Granting Authority specifically approves, provided that the Exercise Price for Shares subject to any Award of Options issued to Insiders and any related Tandem SARs and the Base Price for Shares subject to any Award of Stand-Alone SARs held by Insiders may not be reduced after the Effective Date of the Award thereof, either directly or indirectly, without prior shareholder approval, except for adjustments pursuant to Section 11 of the Plan. The Granting Authority may also provide that Awards to non-Insider Participants will not be subject to repricing. In addition, to the extent applicable rules of a Stock Exchange require shareholder approval with respect to the extension of the term of one or more Awards, then any such extension shall not be effective unless the requisite shareholder approval is obtained.

(f)          Compliance with Section 409A. The terms and conditions applicable to any Award (or portion thereof) granted to a Participant who is subject to taxation under the Code and that constitutes “deferred compensation” subject to Section 409A of the Code are intended to comply with Section 409A of the Code. Without limiting the foregoing,

(i)

the terms of any such Award (or portion thereof) permitting the deferral of payment or other settlement thereof or providing for settlement in cash in lieu of Shares shall be subject to such requirements and shall be administered in such manner as the Granting Authority may determine to be necessary or appropriate to comply with the applicable provisions of Code Section 409A as in effect from time to time;

(ii)

any elections allowed to be exercised by a Participant shall be deemed to be void or shall be deemed amended or altered so as not to (A) cause the application of Section 409A of the Code to the Award or (B) create adverse tax consequences under Section 409A of the Code should Section 409A apply to the Award; and

(iii)

any exercise of discretion by the Granting Authority with respect to any acceleration or waiver of any term or condition, including a Vesting condition or settlement, shall not be effective or shall be deemed modified to the extent that such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code.

(g)          Stand-Alone, Additional, Tandem and Substitute Awards.   Subject to Section 5(e) of the Plan, Awards granted under the Plan may, in the discretion of the Granting Authority, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Granting Authority shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award and such surrendered Award shall no longer be treated as being outstanding for the purposes of determining the aggregate plan limitations under Section 4(a). In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any such action contemplated under this Section 5(g) shall be effective only to the extent that such action will not cause (i) the holder of the Award to lose the protection of Section 16(b) of the Exchange Act and rules and regulations promulgated thereunder, (ii) any Award that is designed to qualify payments thereunder as performance-based compensation as defined in Section 162(m) of the Code to fail to qualify as such performance-based compensation or (iii) any Award that is subject to Section 409A of the Code to result in adverse consequences under Section 409A of the Code.

(h)          Securities Matters.    The Company intends that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

No Shares will be issued or transferred pursuant to an Award unless and until all then-applicable requirements imposed by applicable securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by the Stock Exchanges, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of Shares pursuant to an Award to comply with any law or regulation, however.

(i)          Fractional Shares.    No fractional Shares shall be issued under the Plan. Payment for any fractional Shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash, provided however that as to Awards to Canadian Grantees, there shall be no entitlement or payment for any fractional Shares and no payment shall be made in lieu of a fractional Share.

(j)          Compliance with the ITA.

The terms and conditions applicable to any Award (or portion thereof) granted to a Participant who is subject to taxation under the ITA. Without limiting the foregoing,

(i)

the terms of any such Award (or portion thereof) permitting the deferral of payment or other settlement thereof or providing for settlement in cash in lieu of Shares shall be subject to such requirements and shall be administered in such manner as the Committee may determine to be necessary or appropriate to comply with the applicable provisions of the ITA as in effect from time to time;

(ii)

any elections allows to be exercised by a Participant shall be deemed to be void or shall be deemed amended or altered so as not to cause the Award to be considered a “salary deferral arrangement” under the ITA, as defined in subsection 248(1) or create adverse tax consequences under the ITA; and

(iii)

any exercise of discretion by the Committee with respect to any acceleration or waiver of any term or condition, including a Vesting condition or settlement, shall not be effective or shall be deemed modified to the extent that such discretion would cause the Award to have adverse tax consequences to the Participant under the ITA.

Section 6.           Stock Options

(a)          General.    The Granting Authority may from time to time grant one or more Options to Participants on such terms and conditions, consistent with the Plan, as the Granting Authority shall determine. For Awards to Canadian Grantees, no Participant shall be a Consultant. The instrument of grant evidencing an Options shall specify the Exercise Price for each Share subject to such Option, the maximum term of such Option, whether Tandem SARs are granted with respect to all or any such Options and whether such Options (or any portion thereof) are intended to qualify as Incentive Stock Options.

(b)         Vesting Terms.    Options granted under the Plan shall become Vested at such times, in such installments and subject to such terms and conditions consistent with Section 5(c) hereof (including satisfaction of Performance Criteria and/or continued employment) as may be determined by the Granting Authority and set forth in the applicable instrument of grant.

(c)         Exercise Price.    The Exercise Price for each Share subject to an Option shall not be less than 100% of the Market Value of a Share on the Effective Date of the Award of such Option. The Exercise Price shall be stated and payable in Canadian dollars, if a Canadian Award, and in United States dollars, if a U.S. Award.

(d)         Exercise of Vested Options.    Vested Options may be exercised in accordance with such procedures as may be established by the Granting Authority, including procedures permitting the exercise of Options through a broker-assisted sale and remittance program authorized by the Granting Authority. The Participant must pay or satisfy, in accordance with the terms of this Plan, the full amount of the Exercise Price and any withholding amounts with respect to such exercise and the Company may require as a condition to such exercise and/or the issuance or delivery of Shares to a Participant the Participant’s payment or satisfaction of such amounts in full in accordance with this Plan. The Exercise Price shall be payable on exercise of a Vested Option:

(i)

in Canadian dollars, if a Canadian Award, or in United States dollars, if a U.S. Award, unless the Granting Authority determines otherwise, and may be paid in cash, or by wire transfer, certified cheque, banker’s cheque or bank draft or other similar methods of cash equivalent payment acceptable to the Granting Authority or any combination thereof,

(ii)

by, if the Granting Authority permits, the surrender and transfer of Shares then owned by the Participant to such Person as the Granting Authority may direct; provided, however, that the foregoing shall not apply to any Participant that is prohibited by applicable law or rules of a Stock Exchange from such surrender and transfer;

(iii)

by, if the Granting Authority permits, the withholding of Shares otherwise issuable upon exercise of such Vested Option; provided, however, that the foregoing shall not apply to any Participant that is prohibited by applicable law or rules of a Stock Exchange from participating in such withholding;

(iv)	by payment pursuant to a broker-assisted sale and remittance program authorized by the Granting Authority; or

(v)	in any combination of the foregoing.

Shares surrendered or withheld, if permitted by the Granting Authority and in accordance with this Section 6(d), shall be valued at the Market Value thereof on the date of exercise, determined in Canadian dollars if used to purchase a Share subject to a Vested Canadian Award or in United States dollars if used to purchase a Share subject to a Vested U.S. Award. The Granting Authority may impose, at any time, such limitations and prohibitions on the use of Shares in payment of the Exercise Price as it deems appropriate and shall determine acceptable methods of surrendering or withholding Shares as payment of the Exercise Price.

(e)          Option Period.    Unless the Granting Authority provides for a shorter option period at or after the Effective Date of an Award of Options and subject to Section 9 hereof, all or any part of the Options covered by an Award shall, to the extent Vested, be exercisable, from time to time, within the period commencing on the date such Option or part thereof becomes Vested and ending on the day prior to the tenth anniversary of the Effective Date of such Award.

(f)          Incentive Stock Options.  Option Awards will not be treated at Incentive Stock Options unless specifically so designated. Options intended to qualify as Incentive Stock Options will be subject to the following special provisions:

(i)

Incentive Stock Options may only be granted to Employees of the Company or its parent or subsidiary as defined in Sections 424(e) or (f) of the Code, as applicable, while each such entity is a “corporation” described in Section 7701(a)(3) of the Code and Treas. Reg. Section 1.421-1(i)(1).

(ii)

The Exercise Price per Share shall not be less than one hundred percent (100%) of the Market Value per Share on the date of grant of the Incentive Stock Option. However, if any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” of the Company (as defined in Section 424(e) of the Code) or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code), then the Exercise Price per Share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Market Value per Share on the date of grant, and the Option term shall not exceed five (5) years measured from the date of grant. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

(iii)

The aggregate Market Value (determined as of the respective date or dates of grant) of Shares for which one or more Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate which is a parent or subsidiary as defined in Code Sections 424(e) or (f), as applicable) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Options shall be applied on the basis of the order in which such Options are granted. However, if and to the extent that the aggregate Exercise Price of Options subject to any portion of any Award of Incentive Stock Options that become Vested in any calendar year exceeds the $100,000 limitation of Section 422 of the Code, such Options shall not be treated as Incentive Stock Options notwithstanding any designation otherwise.

(iv)

To the extent that the instrument of grant evidencing the Award of an Option specifies that an Option is intended to be treated as an Incentive Stock Option, the Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Option is or will be determined to qualify as an Incentive Stock Option.

(v)

Certain decisions, amendments, interpretations or other actions by the Granting Authority and certain actions by a Participant may cause an Option to cease to qualify as an Incentive Stock Option pursuant to the Code and, by accepting an Award of Options hereunder, the Participant thereby consents and agrees in advance to any such disqualifying action.

Section 7.           Stock Appreciation Rights, Phantom Stock Awards, Bonus Stock and Other Awards.

(a)         General. The Granting Authority may from time to time grant one or more awards of Stock Appreciation Rights, Phantom Stock Awards, Bonus Stock, and Other Stock or Performance Based Awards and may issue and sell Purchased Stock on such terms and conditions, consistent with the Plan, as the Granting Authority shall determine.

(b)         SARs. The Granting Authority is authorized to grant SARs to Employees, Consultants and Non-Employee Directors subject to the terms of this Section 7.

(i)

Tandem SARs. Tandem SARs may be granted at or after the Effective Date of the related grant of Options, and each Tandem SAR shall be subject to the same terms and conditions and denominated in the same currency as the Option to which it relates and the additional terms and conditions set forth in this Section 7. On exercise of a Tandem SAR, the related Option shall be cancelled and the Participant shall be entitled to an amount in settlement of such Tandem SAR calculated and in such form as provided below. For the purposes of an Award to a Canadian Grantee, on the exercise of a Tandem SAR, the related Option shall be surrendered and the Participant shall be entitled to an amount in settlement of such Tandem SAR calculated and in such form as provided below. Tandem SARs may be exercised only if and to the extent the Options related thereto are then Vested and exercisable and shall be exercised in accordance with such procedures as may be established by the Granting Authority.

(ii)

Stand-Alone SARs. Stand-Alone SARs granted under the Plan shall become Vested at such times, in such installments and subject to such terms and conditions consistent with Section 5(c) hereof (including satisfaction of Performance Criteria and/or continued employment) as may be determined by the Granting Authority and set forth in the applicable instrument of grant. The Base Price for each Share subject to a Stand-Alone SAR shall not be less than 100% of the Market Value of a Share on the Effective Date of the Award of such Stand-Alone SAR. Unless the Granting Authority provides for a shorter period at or after the Effective Date of an award of Stand-Alone SARs and subject to Section 9 hereof, all or any part of the Stand-Alone SARs covered by an Award shall, to the extent Vested, be exercisable, from time to time, within the period commencing on the date such Stand-Alone SARs or part thereof becomes Vested and ending on the day prior to the tenth anniversary of the Effective Date of such Award. However, for Canadian Grantees, the Stand-Alone SARs must be exercised within 10 days of becoming vested, unless applicable Canadian law permits a longer exercise period. Rights granted to a Canadian Grantee are not intended to constitute a “salary deferral arrangement” as defined in ITA subsection 248(1). In particular, notwithstanding any other provision herein, no such Stock Appreciation Right granted hereunder shall have any value prior to the vesting date in respect of such Stock Appreciation Right and the granting of a Stock Appreciation Right hereunder shall be awarded solely in respect of services to be performed by the Canadian Grantee in the future.

(iii)

Exercise and Settlement. Upon exercise thereof and subject to payment or other satisfaction of all related withholding obligations in accordance with Section 15(b) hereof, Stock Appreciation Rights (and, in the case of Tandem SARs, the related Options) shall be settled by payment or delivery, in cash, Shares or any combination thereof, as determined by the Granting Authority, of an aggregate amount equal to: the product of (A) the excess of the Market Value of a Share on the date of exercise over the Exercise Price or Base Price for a Share under the applicable Stock Appreciation Right, multiplied by (B) the number of Stock Appreciation Rights exercised.

(iv)

Section 409A. Notwithstanding the foregoing, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

(c)          Phantom Stock Awards. The Granting Authority is authorized to grant Phantom Stock Awards to Employees, Consultants and Non-Employee Directors, which are rights to receive cash equal to the Market Value of a specified number of Shares at the end of a specified deferral period, subject to the following terms and conditions:

(i)

Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award by the Granting Authority or, if permitted by the Granting Authority, as elected by the Participant. In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Granting Authority may impose in its sole discretion as set forth in the Award, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including times based on achievement of performance goals and/or future service requirements), separately or in combination, as the Granting Authority may determine in its sole discretion to be appropriate or advisable for any Award; provided, however, that Phantom Stock Awards shall not be transferable (other than by will or the laws of descent and distribution).

(ii)

Forfeiture. Except as otherwise determined by the Granting Authority or as may be set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Granting Authority may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Granting Authority may in other cases which it determines appropriate or advisable waive in whole or in part the forfeiture of Phantom Stock Awards; provided, however , no such waiver or other change regarding an Award shall (A) cause the application of Section 162(m) or 409A of the Code to the Award or (B) create adverse tax consequences under Section 162(m) or 409A of the Code should either or both of those Code sections apply to the Award.

(iii)

ITA. Notwithstanding the foregoing, Phantom Stock Awards granted to Participants who are subject to the ITA shall be on terms that will be designed to prevent them from being considered “salary deferral arrangements” as defined in subsection 248(1) of the ITA.

(d)          Bonus Stock. The Granting Authority may, from time to time and subject to the provisions of the Plan, applicable law and the rules of the Stock Exchanges, grant Shares as “Bonus Stock” to Employees, Consultants and Non-Employee Directors. Such grants of Bonus Stock shall be in consideration of performance of services by the Participant without additional consideration, except as may be required by the Granting Authority or other terms of this Plan. Bonus Stock shall be Shares that are not subject to a Restricted Period.

(e)          Other Awards. The Granting Authority is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Affiliates, Other Stock or Performance-Based Awards, which shall consist of a right which (i) is not an Award described in any other provision of this Plan and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, units or securities convertible into Shares) or cash as are deemed by the Granting Authority to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Granting Authority shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, which shall be contained in a written agreement or other document covering such Awards. Notwithstanding any other provision of the Plan to the contrary, any Other Stock or Performance-Based Award shall contain terms that (x) are designed to avoid application of Section 409A of the Code or (y) are designed to avoid adverse tax consequences under Section 409A should that Code section apply to such Award or (z) are designed to avoid the application of being a “salary deferral arrangement” as defined in subsection 248(1) of the ITA.

(f)          Purchased Stock. The Granting Authority shall have the authority to sell Shares to such Employees, Consultants and Non-Employee Directors of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Section 7(f). Each issuance of Shares under this Section 7(f) shall be evidenced by an agreement, which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Granting Authority may approve for the particular sale transaction. The price per Share to be purchased by a Participant under this Section 7(f) shall be determined in the sole discretion of the Granting Authority, and may be less than, but shall not greater than the Market Value per Share at the time of purchase. Payment of the purchase price of Purchased Stock under this Section 7(f) shall be made in full in cash.

(g)          Performance Goals. To the extent the Granting Authority determines that any Award granted pursuant to this Section 7 shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Granting Authority’s discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8.

(h)          Section 409A. Notwithstanding any other provision of this Section 7 to the contrary, any SAR Award, Phantom Stock Awards, Bonus Stock, and Other Stock or Performance-Based Awards granted under the Plan shall contain terms that (i) are designed to avoid application of Section 409A of the Code to the Award or (ii) are designed to avoid adverse tax consequences under Section 409A of the Code should that Code section apply to the Award. Notwithstanding the foregoing, all Awards granted to Participants who are subject to the ITA shall be on terms that will be designed to prevent them from being considered “salary deferral arrangements” as defined in subsection 248(1) of the ITA.

Section 8.             Restricted Stock Units and Performance Stock Units.

(a)          General The Granting Authority may from time to time grant one or more Awards of Restricted Stock Units and/or Performance Stock Units to Employees of the Company on such terms and conditions, consistent with the Plan, as the Granting Authority shall determine.

(b)         Vesting Terms. Restricted Stock Units and/or Performance Stock Units shall become Vested at such times, in such installments and subject to such terms and conditions consistent with Section 5(c) hereof as may be determined by the Granting Authority and set forth in the applicable instrument of grant, provided that the conditions to Vesting of Restricted Stock Units shall be based on the Participant’s continued

employment, without regard to the satisfaction of any Performance Criteria, and the conditions to Vesting of Performance Stock Units shall be based on the satisfaction of Performance Criteria either alone or in addition to any other Vesting conditions as may be determined by the Granting Authority consistent with Section 5(b) hereof.

(c)          Settlement. Subject to the immediately succeeding sentence, Restricted Stock Units and Performance Stock Units shall be settled upon or as soon as reasonably practicable following the Vesting thereof, subject to payment or other satisfaction of all related withholding obligations in accordance with the provisions of this Plan. Except as may otherwise be required under Section 409A of the Code, payment described in the immediately preceding sentence shall be made by the later of (i) the date that is 2 1/2 months after the end of the Participant’s first taxable year in which the Restricted Stock Unit and/or the Performance Stock Unit is earned and payable under the Plan and (ii) the date that is 2 1/2 months after the end of the Company’s first taxable year in which the Restricted Stock Unit and/or the Performance Stock Unit is earned and payable under the Plan, and such payment shall not be subject to any election by the Participant to defer the payment to a later period. Settlement shall be made in cash, Shares or any combination thereof, as determined by the Granting Authority, which determination may be reflected in the Award, may be made on or before the date of the settlement or as otherwise specified by the Granting Authority. Settlement of Restricted Stock Units and/or Performance Stock Units in Shares shall be made by delivery of one Share for each such Restricted Stock Unit or Performance Stock Unit then being settled. Settlement of Restricted Stock Units or Performance Stock Units in cash shall be made by payment of an aggregate amount equal to:

the product of

(A)	the Market Value of a Share on the applicable settlement date specified by the Granting Authority in the Award,

and

(B)	the number of Restricted Stock Units or Performance Stock Units then being settled.

Any cash payment in settlement of Restricted Stock Units or Performance Stock Units shall be payable in Canadian dollars, if made with respect to a Canadian Award, and in United States dollars, if made with respect to a U.S. Award.

(d)         Dividend Equivalents. Subject to Section 8(f), the terms of an Award of Restricted Stock Units or Performance Stock Units may include provision for the accrual of dividend equivalent amounts with respect to cash dividends paid in the ordinary course to shareholders in respect of outstanding Shares. If the Granting Authority determines that dividend equivalent amounts will be accrued in respect of Restricted Stock Units or Performance Stock Units subject to an Award, if and when cash dividends are paid with respect to Shares (other than any extraordinary dividend) to shareholders of record as of a record date occurring during the period from the Effective Date of the applicable Award to the date of settlement thereof, a number of additional Restricted Stock Units or Performance Stock Units, as the case may be, shall be granted to the holder of such Award equal to the greatest number of whole Shares having a Market Value, as of the payment date for such dividend, equal to the product of (i) the cash dividend paid with respect to a Share multiplied by (ii) the number of Restricted Stock Units or Performance Stock Units subject to such Award as of the record date for the dividend. The additional Restricted Stock Units or Performance Stock Units granted to a Participant shall be subject to the same terms and conditions, including Vesting and settlement terms, as the corresponding Restricted Stock Units or Performance Stock Units, as the case may be. The Granting Authority may provide that, in lieu of the grant of additional Restricted Stock Units or Performance Stock Units, dividend equivalent amounts may be accrued and paid in cash, at the time and on the same terms and conditions, of settlement of the corresponding Restricted Stock Units or Performance Stock Units, as the case may be.

(e)          Special Provisions Concerning Performance Stock Units. The grant and/or settlement of a Performance Stock Units is also subject to the following provisions:

(i)

General. The performance goals for Performance Stock Units shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Granting Authority. Such criteria include, without limitation, elements that reference the performance by the Company or its subsidiaries, divisions, or its business or geographical units or functions and/or elements that reflect individual performance. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and the regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Granting Authority are such that the achievement of performance goals is “substantially uncertain” at the time of grant. The Granting Authority may determine that such Performance Stock Units shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Stock Units. Performance goals may differ among Performance Stock Units granted to any one Participant or for Performance Stock Units granted to different Participants.

(ii)

Business Criteria. To the extent required to satisfy Section 162(m) of the Code with respect to Covered Employees, the Granting Authority shall (or to the extent not so required, the Granting Authority may) set one or more of the performance goals based on one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria) with respect to Performance Stock Units granted to a Participant: (A) earnings per share; (B) share price performance, (C) revenues; (D) cash flow; (E) return on net assets; (F) return on assets; (G) return on investment or capital; (H) return on equity; (I) economic value added; (J) gross margin; (K) net income; (L) pretax earnings; (M) earnings before interest, taxes, depreciation, depletion and amortization; (N) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (O) operating income; (P) total stockholder return; (Q) debt reduction; (R) market or segment share, and (S) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Granting Authority (including, but not limited to, the Standard & Poor’s 500 Stock Index or components thereof) or as compared with objective performance as against a group of comparable companies. A performance goal need not, however, be based upon an increase or positive result under a business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to a specific business criterion). Unless the adjustments would affect the status of a Performance Stock Unit as “performance-based compensation” under Section 162(m) of the Code, the Granting Authority may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during a performance period: (V) asset write-downs, (W) litigation or claim judgments or settlements, (X) the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, (Y) accruals for reorganization and restructuring programs and (Z) any extraordinary non-recurring items as described in applicable accounting literature or the Company’s management’s discussion and analysis of financial condition and results of operations appearing in the Company’s periodic reports under the Exchange Act for the applicable period. In addition, to the fullest extent allowed by law, this Plan will allow the Granting Authority to establish criteria for performance goals in respect of Performance Stock Units based on individual goals and performance in addition to or in substitution for criteria specified in (A) through (S) above, as long as such goals are pre-established and objective and not based on mere continued employment.

(iii)

Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Stock Units shall be measured over a performance period of not less than one year and not more than ten years, as specified by the Granting Authority. Performance goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Stock Units, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(iv)

Settlement of Performance Stock Units; Other Terms. After the end of each performance period, the Granting Authority shall determine the amount, if any, of Performance Stock Units payable to each Participant based upon achievement of business criteria over a performance period. Except as may otherwise be required under Section 409A of the Code, payment described in the immediately preceding sentence shall be made by the later of (i) the date that is 2-1/2 months after the end of the Participant’s first taxable year in which the Performance Stock Unit is earned and payable under the Plan and (ii) the date that is 2-1/2 months after the end of the Company’s first taxable year in which the Performance Stock Unit is earned and payable under the Plan, and such payment shall not be subject to any election by the Participant to defer the payment to a later period. The Granting Authority may not exercise discretion to increase any such amount payable in respect of a Performance Stock Unit which is intended to comply with Section 162(m) of the Code. The Granting Authority shall specify the circumstances in which such Performance Stock Units shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Stock Units.

(v)

Written Determinations. All determinations by the Granting Authority as to the establishment of performance goals, the amount of any Performance Stock Unit and the achievement of performance goals relating to Performance Stock Units shall be made in a written agreement or other document covering the Performance Stock Unit. The Granting Authority may not delegate any responsibility relating to such Performance Stock Units.

(vi)

Status of Performance Stock Units under Section 162(m) of the Code. It is the intent of the Company that Performance Stock Units granted to Persons who are designated by the Granting Authority as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto) shall constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 8(e) shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. Notwithstanding the foregoing, because the Granting Authority cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a Person designated by the Granting Authority, at the time of grant of a Performance Stock Unit, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Stock Units that are intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

(f)          Section 409A. Notwithstanding any other provisions of this Section 8 to the contrary, any Restricted Stock Units or Performance Stock Units granted under the Plan shall contain terms that (i) are designed to avoid application of Section 409A of the Code to the Award or (ii) are designed to avoid adverse tax consequences under Section 409A of the Code if that Code section applies to the Award. Notwithstanding the foregoing, all Awards of Restricted Stock Units and Performance Stock Units granted to Participants who are subject to the ITA shall be on terms that will be designed to prevent them from being considered “salary deferral arrangements” as defined in subsection 248(1) of the ITA.

Section 9.           Consequences of Termination.

(a)         General Provisions. Unless otherwise determined by the Granting Authority (including by the terms of the Award),

(i)

if employment of an Employee or service of a Non-Employee Director is terminated for any reason whatsoever other than death, Disability or Retirement, or if service of a Consultant is terminated for any reason whatsoever other than death, (A) any non-Vested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further Vesting shall occur, and (B) the Participant shall be entitled to exercise his or her rights with respect to the portion of the Award Vested as of the date of termination for a period that shall end on the earlier of (1) the expiration date set forth in the Award with respect to the Vested portion of such Award or (2) the date that occurs 90 days after such termination date;

(ii)

if the employment of an Employee or service of a Non-Employee Director is terminated by reason of Retirement, (A) any non-Vested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further Vesting shall occur, and (B) the Participant shall be entitled to exercise his or her rights with respect to the portion of the Award Vested as of the date of termination for a period (the “Applicable Post-Retirement Period”) that shall end on the earlier of (1) the expiration date set forth in the Award with respect to the Vested portion of such Award or (2) the expiration of (x) twelve (12) months after the date of Retirement in the case of any Award other than an Incentive Stock Option and (y) three (3) months after the date of Retirement in the case of an Incentive Stock Option;

(iii)

upon termination of employment or service from the Company as a result of Disability of an Employee or Non-Employee Director or death of an Employee, Non-Employee Director or Consultant, or with respect to a Participant who is either a retired former Employee or Non-Employee Director who dies during the Applicable Post-Retirement Period, or a disabled former Employee or Non-Employee Director who dies during the Applicable Post-Disability Period (as defined below), (A) any non-Vested portion of any outstanding Award that has not already terminated shall immediately terminate and no further Vesting shall occur, and (B) any Vested Award shall expire upon the earlier of (1) the expiration date set in the Award or (2) the later of (y) the first anniversary of such termination of Employment as a result of Disability or death or (z) the first anniversary of such Person’s death during the Applicable Post-Retirement Period or the Applicable Post-Disability Period. “Applicable Post-Disability Period” shall mean the period following termination of employment by reason of Disability that ends upon the earlier of the dates as set forth in (B)(1) or 2(y) above.

(b)         Discretion of the Granting Authority. Notwithstanding any other provision hereof and without limiting the discretion of the Granting Authority, the Granting Authority may (whether by terms of the Award or by its election notwithstanding the terms of an Award),

(i)	allow non-Vested Awards to be treated as Vested upon termination of employment or service of a Participant, as to any or all of termination, death or Disability;

(ii)

provide that the Awards with respect to certain classes, types or groups of Participants will have different acceleration, forfeiture, termination, exercise, continuation or other terms than other classes, types or groups of Participants. Without limiting the foregoing, but rather as an example of the foregoing, Awards to Non-Employee Directors may specify that they will Vest in full upon Retirement, death, Disability or other change of status even though Awards to Employees do not provide for such acceleration; or

(iii)

specify that Vested portions of an Award will be forfeited or terminated upon certain events. Without limiting the foregoing, the Granting Authority may provide that Vested Awards will be forfeited upon termination of employment or service for “cause” and it may define the grounds for determining “cause.” If the Granting Authority has so specified that Vested portions of an Award shall be or may be forfeited or terminated upon certain events, it may suspend the right of a Participant to exercise any Vested Award or receive payment in settlement thereof pending the Company’s resolution of whether such event has occurred;

(iv)

provide for the continuation of any Award for such period and upon such terms and conditions as are determined by the Granting Authority in the event that a Participant ceases to be an Employee, Non-Employee Director or Consultant;

(v)	provide that Vested Awards may be exercised for periods longer or different from those set forth in Section 9(a); or

(vi)	set any other terms for the exercise or termination of Awards upon termination of employment or service;

provided, however, it is the intention of the Company that no action be taken that will result in adverse tax consequences to a Participant under Section 409A of the Code and that the Granting Authority exercise its discretion accordingly. Notwithstanding the foregoing, all Awards granted to Participants who are subject to the ITA shall be on terms that will be designed to prevent them from being considered “salary deferral arrangements” as defined in subsection 248(1) of the ITA.

(c)         Leave of Absence. If an Employee is on military, sick leave or other bona fide leave of absence, such Person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave, provided that it does not exceed 90 days (or such longer period as may be determined by the Granting Authority in its sole discretion), or, if longer, so long as the Person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days (or such longer period as may be determined by the Granting Authority in its sole discretion), the employment relationship shall be deemed to have terminated on the ninety-first (91 st ) day (or the first day immediately following any period of leave in excess of 90 days as approved by the Granting Authority) of such leave, unless the Person’s right to reemployment is guaranteed by statute or contract.

Section 10.          Transferability.

(a)         Transfer Restrictions. Unless otherwise provided in the instrument of grant evidencing an Award, no Award, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Participant other than by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process including without limitation seizure for the payment of the Participant’s debts, judgments, alimony or separate maintenance.

(b)         Permitted Transfers. Notwithstanding the foregoing, the Granting Authority may provide in the applicable instrument of grant that an Award is transferable or assignable (i) in the case of a transfer without the payment of any consideration, to the Participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, Persons having one of the foregoing types of relationship with a Participant due to adoption and any entity in which these Persons (or the Participant) own more than fifty percent of the voting interests and (ii) to an entity in which more than fifty percent of the voting interests are owned by these Persons (or the Participant) in exchange for an interest in that entity. Following any such transfer or assignment, the Award shall remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Granting Authority shall determine appropriate, and, as a condition to such transfer, the transferee shall execute an agreement agreeing to be bound by such terms. An Incentive Stock Option may be transferred or assigned only to the extent consistent with Section 422 of the Code or the ITA. Any purported assignment or transfer that does not qualify under this Section 10 shall be void and unenforceable against the Company.

Section 11.          Adjustments.

(a)         No Restrictions on Action. The existence of the Plan and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board of Directors or the shareholders of to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the capital structure or business of any Company, (ii) any merger, consolidation, amalgamation or change in ownership of any Company, (iii) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the capital stock of any Company or the rights thereof, (iv) any dissolution or liquidation of any Company, (v) any sale or transfer of all or any part of the assets or business of any Company or (vi) any other corporate act or proceeding with respect to any Company. No Participant or any other Person shall have any claim against any member of the Board of Directors or the Granting Authority, or any Company or any employees, officers or agents of any Company as a result of any such action.

(b)         Recapitalization Adjustment.

(i)

In the event that (A) a dividend shall be declared upon the Shares or other securities of the Company payable in Shares or other securities of the Company, (B) the outstanding Shares shall be changed into or exchanged for a different number or kind of shares or other securities of The Company or of another corporation or entity, whether through an arrangement, plan of arrangement, amalgamation or other similar statutory procedure or a share recapitalization, subdivision, consolidation or otherwise, (C) there shall be any change, other than those specified in (A) or (B) above, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, or (D) there shall be a distribution of assets or shares to shareholders of the Company out of the ordinary course of business, then, the Granting Authority shall determine whether an adjustment in the number or kind of Shares theretofore authorized but not yet covered by Awards, in the number or kind of Shares theretofore subject to outstanding Awards, in the Exercise Price or Base Price applicable under any outstanding Awards, in the number or kind of Shares generally available for Awards or available in any calendar year under the Plan and/or such other adjustment as may be appropriate should be made, in order to ensure that, after any such event, the Shares subject to the Plan and each Participant’s proportionate interest shall be maintained substantially as before the occurrence of the event, and if the Granting Authority determines that an adjustment should be made, such adjustment shall be made and be effective and binding for all purposes.

(ii)

In the case of any such adjustment as provided for in this Section, the Exercise Price or Base Price shall be adjusted appropriately to reflect such adjustment. No adjustment provided for in this Section shall require the Company to issue a fractional Share and the total adjustment with respect to each outstanding Award shall be limited accordingly.

(iii)

Any adjustment made pursuant to this Section with respect to the terms of an Option shall require a similar modification with respect to the terms of the Stock Appreciation Right to which such Option relates.

Section 12.          Amendment and Termination.

(a)         General. Subject to the provisions of Section 12(c), the Board may amend, suspend or terminate this Plan, or any portion thereof, at any time, subject to those provisions of applicable law and the rules of the Stock Exchanges, if any, that require the approval of shareholders or any governmental regulative body. However, except as expressly set forth herein, no action of the Board, the Granting Authority, or shareholders shall alter or impair the rights of a Participant without the consent of the affected Participant, under any Award granted to the Participant prior to the amendment, suspension or termination.

(b)         Amendments Specifically Permitted. Without limiting the generality of the foregoing, the Board may make the following types of amendments to the Plan without seeking shareholder approval (unless and to the extent prohibited by applicable law or rule of a Stock Exchange):

(i)

amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendments for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

(ii)	amendments necessary to comply with the provisions of applicable law and the applicable rules of the Stock Exchanges;

(iii)	amendments necessary in order for Awards to qualify for favorable treatment under Section 162(m), 409A or 422 of the Code, or any successor provisions;

(iv)	amendments respecting administration of the Plan;

(v)	any amendments to the vesting provisions of the Plan or any Award;

(vi)

any amendments to the early termination provisions of the Plan or any Award, whether or not such Award is held by an Insider, provided such amendment does not entail an extension of an Award beyond the original expiry date;

(vii)

any amendments in the termination provisions of the Plan or any Award, other than an Award held by an Insider in the case of an amendment extending the term of an Award, provided any such amendment does not entail an extension of the expiry date of such Award beyond its original expiry date;

(viii)

the addition of any form of financial assistance by the Company for the acquisition by all or certain categories of Participants of Shares under the Plan, and the subsequent amendment of any such provision;

(ix)	the addition or modification of a cashless exercise feature, payable in cash or Shares, which provides for a full deduction of the member of underlying Shares from the Plan reserve;

(x)	amendments necessary to suspend or terminate the Plan; and

(xi)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law or the rules of the Stock Exchanges.

(c)         Shareholder Approval. To the extent required by applicable law or by the rules of any Stock Exchange, Shareholder approval will be required for the following types of amendments:

(i)	any amendments which would result in the exercise price for any Award granted under the Plan being lower than the Market Value of the Shares underlying the Award at the time the Award is granted;

(ii)	any amendment which reduces the exercise price or purchase price of an Award;

(iii)	any amendment extending the term of an Award held by an Insider beyond its original expiry date except as otherwise permitted by the Plan;

(iv)	the adoption of any option exchange involving Award; and

(v)	any other amendment required to be approved by shareholders under applicable law or rules of a Stock Exchange.

To the extent of any conflict between Section 12(b) and Section 12(c), Section 12(b) shall control.

Section 13.          Regulatory Approval. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued any Shares or cause to be issued and delivered any certificates evidencing Shares pursuant to the Plan, unless and until the Company is advised by its legal counsel that the issuance and delivery of the Shares and such Share certificates is in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities in Canada, the United States and any other applicable jurisdiction, and the requirements of the Stock Exchanges. The Company shall in no event be obligated to take any action in order to cause the issuance or delivery of Shares or such certificates to comply with any such laws, regulations, rules, orders or requirements. The Granting Authority may require, as a condition of the issuance and delivery of such Shares or certificates and in order to ensure compliance with such laws, regulations, rules, orders and requirements, that the Participant, or any permitted transferee of the Participant under Section 9 hereof or, after his or her death, the Participant’s estate, as described in Section 9 hereof, make such covenants, agreements and representations as the Granting Authority deems necessary or desirable.

Section 14.          No Additional Rights. No Person shall have any claim or right to be granted Awards under the Plan, and the grant of any Awards under the Plan shall not be construed as giving a Participant any right to continue in the employment of the Company or affect the right of the Company to terminate the employment of a Participant. Unless otherwise determined by the Granting Authority, neither any period of notice, if any, nor any payment in lieu thereof, upon Termination shall be considered as extending the period of employment for the purposes of the Plan.

Section 15.          Miscellaneous Provisions.

(a)         Shareholder Rights. A Participant shall not have the right or be entitled to exercise any voting rights, receive any dividends (though this shall not limit the accruals pursuant to Section 8(d)) or have or be entitled to any other rights as a shareholder in respect of Shares subject to an Award unless and until such Shares have been paid for in full and issued and certificates therefor have been issued to the Participant. A Participant entitled to Shares as a result of the exercise of an Option or Stock Appreciation Right or the settlement of a Restricted Stock Unit or a Performance Stock Unit shall not be deemed for any purpose to be, or have any such rights as a shareholder of the Company by virtue of such exercise or settlement, except to the extent a Share certificate is issued therefor and then only from the date such certificate is issued. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued, other than adjustments for dividend equivalent amounts to the extent provided under Section 8 hereof.

(b)         Withholding. The Company may withhold from any amount payable to a Participant, either under this Plan or otherwise, such amount as may be necessary so as to ensure that the Company will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or that any other required deductions are paid or otherwise satisfied, at the minimum statutory rate. The Company shall also have the right in its discretion to satisfy any such liability for withholding or other required deduction amounts by retaining or acquiring any Shares, or retaining any amount payable, which would otherwise be issued or delivered, provided or paid to a Participant hereunder. The Company may require a Participant, as a condition to exercise of an Option or Stock Appreciation Right or the settlement of a Restricted Stock Unit or a Performance Stock Unit, to pay or reimburse the Company for any such withholding (at the minimum statutory rate) or other required deduction amounts related to the exercise of Options or Stock Appreciation Rights or settlement of Restricted Stock Units or Performance Stock Units.

(c)          Governing Law. The Plan, all instruments of grant evidencing Awards granted hereunder and any other agreements or other documents relating to the Plan shall be interpreted and construed in accordance with the Organizational Law, except to the extent the terms of the Plan, any supplement to the Plan, or the Award in question expressly provides for application of the laws of another jurisdiction. The Granting Authority may provide that any dispute as to any Award shall be presented and determined in such forum as the Granting Authority may specify, including through binding arbitration. Any reference in the Plan, in any instrument of grant evidencing Awards granted hereunder or in any other agreement or document relating to the Plan to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

(d)         Compliance with Laws of Other Jurisdictions. Awards may be granted to Participants who are citizens or residents of a jurisdiction other than Canada or the United States on such terms and conditions different from those under the Plan as may be determined by the Granting Authority to be necessary or advisable to achieve the purposes of the Plan while also complying with applicable local laws, customs and tax practices, including any such terms and conditions as may be set forth in any supplement to the Plan intended to govern the terms of any such Award. In no event shall the eligibility, grant, exercise or settlement of an Award constitute a term of employment, or entitlement with respect to employment, of any employee.

(e)          Funding. Except as would not result in adverse tax consequences to a Participant, no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Consultants or Non-Employee Directors under general law.

(f)          No Guarantee of Tax Consequences. Neither the Board, nor the Company nor the Granting Authority makes any commitment or guarantee that any specific tax treatment will apply or be available to pay Person participating or eligible to participate hereunder.

Section 16.          Effective Date and Term of Plan.

(a)         Effective Date of the Plan. The Plan, and any amendments to the Plan, shall become effective upon its or their adoption by the Board of Directors, subject to approval by the shareholders of the Company at the next annual meeting of shareholders of the Company or any adjournment thereof, if required. The effective date of this Plan, as so amended, shall be the date of approval by the shareholders. If the shareholders do not approve the Plan, or any amendments to the Plan requiring shareholder approval, the Plan or such amendments shall not be effective, and any and all actions taken prior thereto under the amendments effected hereby, including the making of any Awards subject to such approval being obtained, shall be null and void or shall, if necessary, be deemed to have been fully rescinded. However, in such case the Existing Plan shall remain in effect. If so approved, this Plan shall remain in effect with respect to Awards granted on or before the tenth anniversary of the effective date of this Plan (and no Awards may be made after such tenth anniversary), but the operation and terms of the Plan shall remain in effect with respect to Awards granted prior to such expiration of the Plan.

(b)         Effect on Existing Awards. Subject to Section 16(a),all new Awards granted on or after the effective date of the amendments as provided in Section 16(a) are granted under and subject to the terms of this Plan as amended and restated and all outstanding Options granted under the Prior Plans, including the Existing Plan, prior to the effective date of the Plan will be assumed and continued under the Plan, but nevertheless shall remain subject to their individual Option Agreements and the terms of the Prior Plans as in effect immediately prior to the effective date of the Plan, including provisions concerning change of control or other related events.

(c)          Termination. The Plan shall terminate on the date determined by the Board of Directors pursuant to Section 12 hereof and no Awards may become effective under the Plan after the date of termination, but such termination shall not affect any Awards that became effective pursuant to the Plan prior to such termination.

EXHIBIT I

PROPOSAL FOUR RESOLUTION

ORDINARY RESOLUTION TO APPROVE THE AMENDED AND RESTATED 2005 INCENTIVE PLAN

BE IT RESOLVED AS AN EXTRAORDINARY RESOLUTION THAT:

1.	The amendments to, and restatement of, the Corporation's 2005 Incentive Plan, dated May 18, 2007, in substantially the form attached hereto, is hereby authorized and approved;

2.

Any officer or director of the Corporation is hereby authorized and directed, for and in the name of the Corporation, to execute all documents and to do all things as deemed necessary or desirable to implement this Ordinary Resolution.

I-1

EXHIBIT J

TESCO CORPORATION

EMPLOYEE STOCK SAVINGS PLAN

Effective Date: July 1, 1994

Amended and Restated Effective: May 18, 2007

J-i

ARTICLE 1- PURPOSE OF THE PLAN

1.01

The purpose of the Tesco Corporation Employee Stock Savings Plan (the “Plan”) is to allow the Employees of the Corporation to participate in the growth of the Corporation by the regular purchase of the common shares of the Corporation.

1.02	The Plan was initially established as of July 1, 1994 and amended and restated, effective as of July 1, 2001. The Plan is hereby amended and restated, effective as of May 18, 2007.

1.03

The Plan hereby authorizes the creation of sub-plans or special rules designed to achieve desired tax or other objectives in particular locations or guidelines or to achieve other business objectives in the determination of the Board, which sub-plans or special rules shall not be required to comply with the requirements or the specific provisions of the Plan.

ARTICLE 2- DEFINITIONS

For the purpose of this Plan, including this Article, unless the context shall require a different meaning, the following terms shall have the meanings attributed to them in this Article 2.

2.01

“Administrative Agent” means one or more trust companies or depositories that are appointed as Administrative Agent of the Fund pursuant to an Agency Agreement. The Corporation may appoint separate Administrative Agents for its Canadian and its U.S. Employees. Unless prohibited by Applicable Law and Rules and except for RRSP Accounts, the Corporation may act as Administrative Agent with respect to any or all of the accounts of Members.

2.02	“Agency Agreement” means an agreement between the Corporation and an Administrative Agent, as established and modified from time to time for purposes of the Plan.

2.03

“Applicable Law and Rules” means the legal requirements relating to the administration of this Plan under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws (including the Exchange Act and the Securities Act), the Code, any Stock Exchange rules or regulations and the Applicable Law and Rules of any other country or jurisdiction, as such laws, rules, regulations and requirements shall be in place from time to time.

2.04	“Board” means the board of directors of the Corporation.

2.05	“Business Day” means a day on which all Stock Exchanges are open for trading and the Shares are being publicly traded on one or more of such markets.

2.06	“Canadian Employees” or “Canadian Members” mean Employees or Members, as the case may be, who are residents of Canada for the purposes of the ITA.

2.07	“Code” means the Internal Revenue Code of 1986 (U.S.) and any regulations issued thereunder, as amended from time to time.

2.08	“Commencement Date” means the date that a particular Employee becomes a Member of the Plan as specified in Article 3.

2.09	“Committee” means the committee described and defined in Section 3.01.

2.10	“Contribution” means a Matching Contribution or a Voluntary Contribution or both, as the context requires.

2.11	“Corporation” means Tesco Corporation and its subsidiaries.

2.12	“Earnings” means:

(a)	The remuneration received in cash by a Member from the Corporation for services rendered thereto, as evidenced by the Corporation’s payroll records; plus

(b)

Any amounts contributed by the Corporation pursuant to compensation reduction agreements, which are excludable from the Member’s gross income under Section 125, 401 (k), 408(h) or 409A of the Code or similar provisions of the ITA; minus

(c)

Overtime, change of control payments, severance benefits or settlements, income realized from participation in other stock based or equity incentive plans, expense allowances, and retirement allowances or payments.

The Board shall have the authority to determine what elements will be included or excluded from the foregoing.

2.13

“Effective Date” means May 18, 2007, except that such term as to transactions pursuant to the plan in effect on July 1, 1994 and as amended July 1, 2001, shall have mean such earlier dates as applicable.

2.14	“Election” means the election described and defined in Section 4.01(a).

2.15	“Election Period” means the period described and defined in Section 4.01(a).

2.16

“Employee” means an individual, including an officer, who is in permanent full-time or permanent part-time employment with the Corporation. Individuals classified as independent contractors, consultants, advisers, or members of the Board are not considered “Employees.”

2.17	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of the Exchange Act.

2.18

“Executive Employee” means an Employee (a) who is designated as an executive officer by the Board and is therefore subject to the restrictions on short-term trading under Section 16(b) of the Securities Exchange of 1934 and any regulations issued thereunder, as amended from time to time and (b) with respect to sections 3.05 and 4.04(a) and to the extent not covered by 2.17(a) above, any other Employee that would be required to be considered an “insider” under the applicable rules of the TSX as long as the Corporation has Shares listed for trading on the TSX.

2.19	“Executive Member” means an Executive Employee that is a Member.

2.20	“Fund” means all assets held by an Administrative Agent under the terms of the Plan and the related Agency Agreement, including Shares and uninvested cash.

2.21

“Investment Dealer” means one or more investment dealers, who appointed from time to time by the Corporation to advise on and execute purchases of Shares for the Plan via an Administrative Agent. With respect to RRSP Accounts or transactions executed on the TSX such Investment Dealer shall be a member of a recognized Canadian Stock Exchange.

2.22	“ITA” means the Income Tax Act (Canada) and any regulations issued thereunder, as amended from time to time.

2.23	“Long Term Leave” means a period of leave approved by the Corporation, which is longer than six months.

2.24	“Market Value” means, with respect to a Share as of a Business Day, the higher of

(a)	as long as Shares are listed on the TSX, the closing trading price per Share on the TSX on the last trading day prior to such Business Day; and

(b)	as long as the Shares are listed on an U.S. Exchange, the average of the high and low prices of Shares traded in U.S. dollars on the U.S Exchange.

If on the relevant day there is no trading in the Shares on a Stock Exchange, as applicable, then, for the purpose of application of the immediately preceding sentence, the Market Value of a Share on a Stock Exchange, as applicable, shall be determined by reference to the weighted average trading price for Shares traded on the Stock Exchange, as applicable, for the five trading days (or the actual number of trading days if there are less than five trading days but more than one trading day) ending on such day on which Shares did trade within 30 days before the relevant day. If the immediately preceding sentence cannot be applied due to an insufficient number of trading days within the 30-day period described therein, then the Market Value of a Share on the Stock Exchange, as applicable, shall be the closing price of a Share on the date on which Shares were last traded on the applicable Stock Exchange prior to the relevant day. If such shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Board using any fair and reasonable means selected in the Board’s discretion.

2.25	“Matching Contribution” means a contribution by the Corporation described in Section 4.02.

2.26	“Member” means any Employee who has made an Election under the Plan.

2.27

“Member Account” means an account established by the Corporation or its Administrative Agent for each Member in accordance with the Plan and administered by the Administrative Agent hereunder. A Member Account may be a Standard Account or, as to Canadian Employees, a RRSP Account, as applicable.

2.28	“Non-Executive Member” means a Member other than an Executive Employee.

2.29

“Person” means, unless the context otherwise requires or unless and to the extent otherwise limited or required by Applicable Law and Rules, any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

2.30	“Plan” means the Tesco Corporation Employee Stock Savings Plan, as amended for time to time.

2.31	“Purchase Date” means the purchase date described and defined in Section 4.04.

2.32	“Purchase Price” means the purchase price described and defined in Section 4.04.

2.33	“Release Date” means the release date described and defined in Section 4.01.

2.34

“RRSP Account” means a Canadian Member’s account in the Group Registered Retirement Savings Plan established in accordance with the Plan for Canadian Members whose Earnings are taxable under the ITA and administered by the Trustee.

2.35	“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, and any reference to a section of the Securities Act shall include any successor provision of the Securities Act.

2.36	“Shares” means common shares in the capital of the Corporation.

2.37	“Short Term Leave” means a period of leave approved by the Corporation no longer than six months.

2.38	“Standard Account” means a Member Account that is not an RRSP Account.

2.39

“Stock Exchange” means the exchanges on which the Shares are then listed and traded. As of the date hereof, the TSX and the NASDAQ Stock Market are the Stock Exchanges where the Shares are listed and traded. “TSX” means The Toronto Stock Exchange. “U.S. Exchange” shall mean or such other national securities exchange or trading system on which the Shares are listed.

2.40	“Subscription Period” means the subscription period described and defined in Section 4.01(b).

2.41	“Trustee” means a trust company incorporated under the laws of Canada or a Province of Canada appointed as Trustee of the Fund for the RRSP Account.

2.42	“Voluntary Contribution” means a contribution by a Member from the Earnings of such Member.

ARTICLE 3- OVERSIGHT, ELIGIBILITY AND SHARES SUBJECT TO THE PLAN

3.01

Subject to and consistent with the terms of the Plan and the Applicable Law and Rules, the Board will have the general power to administer the Plan in accordance with its terms and make all determinations required or permitted to be made; provided, however, that the Board may delegate all or any portion of such powers to its Compensation Committee or to other committees (the “Committee”), which if appointed shall consist of two or more individuals, each of whom qualifies as (a) an “independent director,” within the meaning of the rules of the Stock Exchanges and other applicable securities regulatory requirements and (b) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. To the extent of any such delegation, any references to the “Board” shall instead refer to the Committee. The chair and each other member of the Committee shall be appointed by the Board. No member of the Board (or any Committee thereof) shall be liable for any action or determination made in good faith pursuant to the Plan. To the fullest extent permitted by law, the Corporation shall indemnify and save harmless, and shall advance and reimburse the expenses of, each Person made, or threatened to be made, a party to any action or proceeding in respect of the Plan by reason of the fact that such Person is or was a member of the Board (or Committee thereof) in respect of any claim, loss, damage or expense (including legal fees) arising therefrom.

3.02

Each Employee will become eligible to become a Member on and after the first day of the Election Period commencing after the Employee’s completion of three months of service. Eligibility to participate ceases upon termination of employment for any reason. The Board may, in its sole discretion, waive the foregoing eligibility qualification periods.

3.03

Unless sooner terminated by the Corporation as provided in Section 8.02, this Plan shall have a term commencing on the Effective Date and ending on the tenth anniversary of such date. The Board may suspend Contributions at any time for any reason (subject to Applicable Law and Rules and without prejudice to any contract rights) without thereby terminating the Plan.

3.04

With respect to Non-Executive Members, the number of Shares covered by the Plan will be solely based on the Voluntary Contributions and Matching Contributions made as provided in Article 4. The Corporation will not issue any Shares to Non-Executive Members through this Plan. Rather, purchases of Shares will be made through the Investment Dealer as described herein.

3.05

With respect to the Executive Members, the number of Shares covered by the Plan will be based on the Voluntary Contributions and Matching Contributions made as provided in Article 4, but in no event in excess of 500,000 Shares (subject to adjustment as provided below in this Section 3.05). Moreover, for as long as the Shares are listed for trading on the TSX and the standards with respect to security holder approval and with respect to security based compensation arrangements apply to the Corporation, the number of Shares that can be issued to Executive Members (including associates if required by TSX rules) within any one year period, and issuable to Executive Members, at any time, under this Plan and all other Corporation security-based compensation arrangements (as determined under the rules of the TSX), shall not exceed 10% of the issued and outstanding Shares at any given date of determination. For the purposes of determining compliance with the above restrictions, the Corporation will take into account Shares reserved or issued pursuant to options together with Shares reserved or issued pursuant to all of the Corporation’s security-based compensation arrangements to the extent required by TSX rules. In the event that (a) a dividend shall be declared upon the Shares or other securities of the Corporation payable in Shares or other securities of the Corporation, (b) the outstanding Shares shall be changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation or entity, whether through an arrangement, plan of arrangement, amalgamation or other similar statutory procedure or a share recapitalization, subdivision, consolidation or otherwise, (c) there shall be any change, other than those specified in (a) or (b) above, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, or (d) there shall be a distribution of assets or shares to shareholders of the Corporation out of the ordinary course of business, then, the Board shall determine whether an adjustment in the number or kind of Shares theretofore authorized but not yet issued to Executive Members, in the number or kind of Shares theretofore subject to issuance, in the number or kind of Shares generally available for issuance to Executive Members under this Plan or available in any calendar year under the Plan and/or such other adjustment as may be appropriate should be made, in order to ensure that, after any such event, the Shares subject to the Plan and each Executive Member’s proportionate interest shall be maintained substantially as before the occurrence of the event, and if the Board determines that an adjustment should be made, such adjustment shall be made and be effective and binding for all purposes.

ARTICLE 4- CONTRIBUTIONS AND INVESTMENTS

4.01

Subject to Section 4.05, during an Election Period a Member may elect to make Voluntary Contributions to the Plan through payroll deductions of up to 7.5 percent of such Member’s Earnings (the “Election”) during a Subscription Period. Such Election shall be in such form required by the Corporation and shall give the Corporation authority to deduct and remit a designated percentage of Earnings in respect of each pay period. For these purposes,

(a)

an “Election Period” shall commence as of the beginning of the third Business Day following the public earnings release with respect to a quarter or year (the “Release Date”) and end with the last day of the calendar month during which such Release Date occurs;

(b)

an Election shall initially be in effect with respect to the three-calendar month period commencing on first day of the calendar month immediately following the Release Date. Such three month period and each other three-calendar month period after an Election Period shall be referred to as a “Subscription Period.” A new Election may be made (including modifications to the prior Election or termination of participation) during any following Election Period. However, unless and until such new Election is made, an Election shall remain in force and apply to all Subscription Periods If a new Election is made during an Election Period, the new Election shall remain in effect unless and until a new Election during a subsequent Election Period, and so forth. With respect to Executive Members, the Board may fix Election Periods and Subscription Periods at longer (but not shorter) periods than described above;

(c)

an Election may range from 0% to 7.5% of Earnings during a Subscription Period. However, with respect to Executive Members, the total number of Shares that may be issued under this Plan shall be subject to the limitations set forth in Section 3.05.

4.02	The Board may establish procedures from time to time for matching such Voluntary Contributions (the “Matching Contributions”) subject to the following:

(a)

The Matching Contributions for any given Member during a Subscription Period shall not exceed the Voluntary Contributions by such Member (and such Matching Contributions may be set at a lower percentage or amount of the Member’s Earnings as is designated from time to time by the Board).

(b)

The Board has the discretion to limit eligibility for Matching Contributions to certain Members (such as Non-Executive Members or Executive Members) and to set special limitations (such as contribution levels or purchase restrictions) as to some or all Members.

4.03

All Contributions with respect to each calendar month included in a Subscription Period will be credited to a bookkeeping account of the Corporation as of the end of such calendar month. Such credited amounts will not accrue interest or earnings. Such bookkeeping account shall not be considered a part of the Member Account or establish a trust, fiduciary or other similar relationship between the Corporation and a Member.

4.04	The only eligible investments for the Fund shall be Shares. Such investments will be made as follows:

(a)	With respect to Executive Members,

(i)

Subject to the limitations in Section 3.05, on each Purchase Date, all Contributions credited to each Executive Member’s bookkeeping account and available for the purchase of Shares as of such Purchase Date shall be used to purchase directly from the Corporation the maximum whole-number of Shares that may be purchased at the Purchase Price.

(ii)	The “Purchase Date” shall be the tenth Business Day following a calendar month and the “Purchase Price” will be the Market Value of Shares on such date.

(iii)

Any remaining Contributions insufficient to purchase a whole Share shall be retained and credited to a bookkeeping account for the affected Executive Member that shall not be credited with interest or other earnings. Such remaining Contributions shall be applied to purchase Shares on a first-in first-out basis on the next succeeding Purchase Date and any such Contributions that are not so applied on such next succeeding Purchase Date shall be distributed to the affected Executive Member.

(iv)

Within 10 Business Days following each Purchase Date, the Corporation shall cause the purchased Shares to be issued and to be delivered to the Administrative Agent, which will hold such Shares in Member Accounts established for the affected Executive Member.

(b)	With respect to Non-Executive Members,

(i)

The Corporation will remit to the Administrative Agent, in cash, Contributions accrued with respect to a calendar month within 10 Business Days after the end of such month. Such remittance will be accompanied by a report summarizing the Contributions made with respect to each Non-Executive Member. Any such remitted Contributions shall be allocated to the Member Accounts of the respective Non-Executive Members and held by the Administrative Agent until used to purchase Shares.

(ii)	Such allocated Contributions shall be invested and held as follows:

(A)    The Investment Dealer will be directed to purchase Shares through the facilities of the Stock Exchanges in such a way that the Contributions are fully invested in Shares during the four week period following the remittance of Contributions, subject to market conditions.

(B)    The Investment Dealer shall report to the Administrative Agent (with a copy to the Corporation) the number of Shares purchased during a calendar month and shall deliver to the Administrative Agent certificates representing the Shares purchased within 20 days after such purchases are made.

(C)    With respect to Shares so purchased pursuant to the provisions of this Section 4.04(b), the Administrative Agent shall use its good faith efforts to allocate Shares on a first in-first out basis to each Non-Executive Member’s Account(s) in proportion to the cash balance of Contributions remitted to it. The Administrative Agent shall maintain a record of the Shares held for each Non-Executive Member and the cash balance held over until the next Share purchase. Allocations of Shares shall be effective as of the last day of calendar month.

(iii)

A list of such Member Account balances as of the end of a calendar month shall be supplied to the Corporation as soon as practicable after such month. Within 30 days of the last day of each of March, June, September and December the Administrative Agent shall supply each Member with a statement of his Member Account balance and the transactions made on his behalf since the last statement including his Voluntary Contribution, the Matching Contribution, the Shares purchased for and withdrawn from his Member Account and the balance of Shares in his Member Account at the end of the period.

4.05

Notwithstanding any other provision contained in this Plan, the Board may establish such limitations or rules on Contributions, the purchase of Shares, or the disposition of Shares (including Shares withdrawn in accordance with Article 6) with respect to all or any Members that it may deem, in good faith, necessary or appropriate to prevent the use of material non-public information, the violation (or potential violation) of Applicable Law or Rules, or the potential disruption of trading after the completion of a public offering by the Corporation. Such limitations or rules may include, without limitation, blackout periods and restrictions with respect to the disposition of Shares withdrawn by an Executive Member.

ARTICLE 5 - RRSP ACCOUNTS

5.01

Effective his particular Commencement Date, a Canadian Member shall be eligible to establish an RRSP Account administered by the Trustee in conjunction with the Plan. A Member whose Earnings are taxable under the Code may not establish an RRSP Account. Investments of the RRSP Account shall be restricted to Shares of the Corporation.

5.02

A Canadian Member may hold either or both of a Standard Account and a RRSP Account. For administrative simplicity, the Canadian Member described in the immediately preceding sentence may allocate his Contributions only as follows:

	Standard Account	RRSP Account
Option 1	100%	0%
Option 2	50%	50%
Option 3	0%	100%

The Canadian Member who is eligible under the Plan to hold either or both of a Standard Account and an RRSP Account may change his allocation option only once per calendar year.

ARTICLE 6- VESTING, TERMINATION AND WITHDRAWAL

6.01

All Contributions to the Plan as of and after a Member’s Commencement Date shall immediately vest to the benefit of the Member. As of the purchase of Shares from the Corporation on a Purchase Date pursuant to Section 4.04(a) or allocation of Shares as of the end of a calendar month pursuant to Section 4.04(b), the Member shall be deemed and shall be treated as the beneficial owner of the Shares, subject to the limitations set forth in this Plan. Shares held by the Administrative Agent under the Plan shall be registered in the name of the Administrative Agent or such other name as the Administrative Agent determines. Whole shares allocated to a Member’s Account will be voted by the Administrative Agent in accordance with the directions, if any, of the Member.

6.02

Subject to the winding up provisions of this Section 6.02, a Member’s participation in the Plan shall cease in the event of the Member’s termination of employment for any reason except Short Term Leave or other approved leave. A Member who commences Long Term Leave shall be deemed to have terminated participation in the Plan and shall provide a written withdrawal request to the Corporation within 60 days of such commencement.

(a)

The Corporation shall provide the Administrative Agent with notice of such termination. After the Administrative Agent receives such notice, no further purchases for such Member hereunder shall be executed (though the Administrative Agent and Investment Dealer may complete any purchases based on orders it placed prior to such notice).

(b)	Within 60 days after such termination, a Member’s interest in the Fund will be disposed of as follows (unless the Corporation and the Member otherwise agree and instruct the Administrative Agent):

(i)

Standard Account.    All whole Shares allocated to the Member’s Standard Account will be transferred to the Member. Any cash remaining in the Standard Account that had not been applied to the purchase of Shares will be paid to the Member in cash without interest.

(ii)

RRSP Account.    All whole Shares allocated to the Member’s RRSP Account will be transferred to the Member’s individual RRSP in his name which shall not be connected with the Plan. Any cash remaining in the RRSP Account that had not been applied to the purchase of Shares will be paid in cash to the Members’ individual RRSP. Where a Member who has an RRSP Account ceases to participate in the Plan and has no individual RRSP in his name which is not connected with the Plan, the Trustee will forward his Shares to the Investment Dealer for sale through the facilities of the Stock Exchanges and shall remit the net proceeds of sale net of applicable tax withholdings to the Member.

Notwithstanding the foregoing, the Corporation may establish alternative procedures for the disposition of Shares in Member Accounts of Executive Members to prevent the violation of the Exchange Act.

6.03

A Member may once per calendar year withdraw all or any portion of the Shares held in his Member Account(s) without penalty or additional transaction fees/charges. The Corporation may, but shall not be obligated to permit additional withdrawals, but the Member shall pay all transaction fees and the Corporation will, effective on the first pay period after the additional withdrawal has been made, cease to make Matching Contributions to the Fund on behalf of such Member who has made an additional withdrawal during the a suspension period computed in accordance with the following table:

Proportion of Shares Withdrawn	Matching Contribution Suspension Period
less than or equal to 50% of the balance greater than 50% of the balance	6 months 12 months

A Member may continue to make Voluntary Contributions during the suspension period.

Notwithstanding the other provisions of this Section 6.03, the Corporation may impose restrictions pursuant to Section 4.05.

ARTICLE 7- RIGHTS OF THE MEMBERS

7.01

The Member shall have the right to designate, by written notice given to the Corporation (or its delegate), a person or persons to be the beneficiary to receive any proceeds of disposition that may be made as a result of the death of the Member. Such written notice may be altered or revoked from time to time by written notice to the Corporation (or its delegate).

7.02

If, on the death of the Member, there is no designated and surviving beneficiary, any Shares or proceeds of disposition will be delivered to the Member’s estate in accordance with Applicable Law and Rules.

ARTICLE 8- RIGHTS OF THE CORPORATION

8.01

The provisions of the Plan may be amended by the Corporation in its sole discretion without shareholder approval, provided that no such amendment shall reduce the then current balances (including allocated or purchased Shares) of any Member’s Account, notwithstanding that such amendment may affect the contribution limits of Members or the Corporation, or other aspects of the Plan, after the date of the amendment. However, notwithstanding the foregoing, if and to the extent Applicable Law or Rules require that an amendment to a provision contained in this Plan cannot be made without shareholder approval, such amendment shall not be effective until such required shareholder approval has been obtained.

8.02

The Corporation may, in its sole discretion, suspend the operation of the Plan at any time and, on 30 days notice to the Members, terminate the Plan at any time. In the event of the termination of the Plan, the Administrative Agent shall transfer the Members’ interests in the Plan to the Members in accordance with Section 6.02 as if the Members had terminated their employment on the date the Corporation terminated the Plan.

8.03	The operation of this Plan shall at no time interfere with the Corporation’s right to terminate the employment of any Member with or without just cause.

8.04

The Corporation shall have the right to terminate the Agency Agreement with any particular Administrative Agent and appoint a successor Administrative Agent at any time subject only to any notice period that may be in the Agency Agreement.

8.05	In the event of any conflict between a Member and the Corporation arising in connection with this Plan, the Corporation shall have sole responsibility for the interpretation of the Plan.

ARTICLE 9 - ADMINISTRATION AND OTHER

9.01

The Corporation shall administer the Plan and shall make and enforce such procedures as it may deem suitable, and shall have the powers necessary to carry out the administration of the Plan, including the authorization of disbursements made by the Administrative Agent and the Investment Dealer and the resolution of questions involving the interpretation and application of the provisions of the Plan.

9.02

The Corporation shall adopt such regulations as may be deemed necessary or proper for the efficient administration of the Plan and may amend same from time to time subject to the provisions of Section 8.01. The Corporation shall notify the Administrative Agent in writing of such amendments.

9.03

All reasonable expenses incurred in connection with the administration of the Plan shall be paid by the Corporation. Costs of purchase or sale of Shares, including commissions, fees and applicable taxes, shall be deemed to be part of the cost of the Shares and shall be paid for from Contributions to the Plan.

9.04

The Corporation shall provide or cause to be provided notice in writing to each Employee of the Corporation who is eligible to participate in the Plan of his participation and of their rights thereunder.

9.05	The Corporation may file a registration statement with respect to the purchase and disposition of Shares pursuant to the terms hereof. It shall pay all the costs associated with such registration.

9.06	The Corporation shall be responsible for selection of the Investment Dealer.

9.07	The Plan shall be construed, regulated and administered according to the laws of the Province of Alberta.

9.08	When the context of the Plan requires it, the masculine gender shall include the feminine and the singular shall include the plural.

9.09

Members’ RRSP Accounts are subject to the provisions of the ITA. The ITA imposes certain limits on the amounts individuals may contribute to RRSPs and the amount which may be claimed as deductions. Members may make separate contributions to other personal RRSPs outside the Plan. It is the responsibility of each Member to ensure that such Member does not over contribute and the Corporation accepts no responsibility or liability for over contributions.

9.10

If the Corporation disposes of any division or subsidiary, the Employees shall not be entitled to any compensation in respect of the termination of their right to participate in the Plan except for the right to receive the balance of their Member’s Account(s).

9.11

Dividends on the Shares shall be reinvested in Shares and such Shares shall be allocated to Members’ Accounts in the proportion of Shares held in each Member’s Account at the end of the month prior to receipt of the dividend.

9.12	Where applicable the Corporation’s Matching Contribution is a taxable benefit and shall be reported accordingly.

9.13

The Corporation may establish brokerage or other similar arrangements to facilitate the transfer or disposition of Shares; any brokerage or other similar commissions or charges by any broker with respect to specific trades or dispositions by a Member shall be borne solely by such Member.

EXHIBIT K

PROPOSAL FIVE RESOLUTION

ORDINARY RESOLUTION TO APPROVE THE AMENDED AND RESTATED EMPLOYEE STOCK SAVINGS PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.	The amendments to, and restatement of, the Corporation’s Employee Stock Savings Plan, dated May 18, 2007, in substantially the form attached hereto, is hereby authorized and approved;

2.

Any officer or director of the Corporation is hereby authorized and directed, for and in the name of the Corporation, to execute all documents and to do all things as deemed necessary or desirable to implement this Ordinary Resolution.

K-1

[Tesco Logo]	[Computershare Logo]
Mr. Sam Sample	9th Floor, 100 University Avenue
123 Samples Street	Toronto, Ontario M5J 2Y1
Sampletown SS X9X 9X9	www.computershare.com

Security Class 123

Holder Account Number C1234567890 XXX

Form of Proxy – Annual General and Special Meeting to be held on May 18, 2007

This Form of Proxy is solicited by and on behalf of the Board of Directors and Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors and Management.

6.	The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided.

Proxies submitted must be received by 2:30 pm, Mountain Time, on May 16, 2007.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

[Graphic] To vote Using the Telephone	[Graphic] To Vote Using the Internet

Call the number listed BELOW from a touch tone	Go to the following web site:
telephone.	www.computershare.com/proxy
1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 123456	HOLDER ACCOUNT NUMBER C1234567890	ACCESS NUMBER 12345

Mr. Sam Sample C1234567890 XXX 123
Appointment of Proxyholder
I/We, being holder(s) of Tesco Corporation hereby appoint(s):		Enter the name of the person you are
Julio M. Quintana, President and Chief Executive Officer, or failing him		appointing if this person is someone
James A. Lank, General Counsel and Corporate Secretary	OR	other than the foregoing _______________________

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Tesco Corporation to be held at the Hyatt Regency Calgary at 700 Centre Street SE, Calgary, Alberta, Canada on May 18, 2007 at 2:30 p.m. (Calgary time) and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

The Board of Directors and Management recommend that you vote FOR all of the nominees listed below.

Nominees:
01	Fred J. Dyment	FOR	WITHHOLD
02	Gary L. Kott	FOR	WITHHOLD
03	Raymond Vance Milligan, Q.C.	FOR	WITHHOLD
04	Julio Manuel Quintana	FOR	WITHHOLD
05	Norman W. Robertson	FOR	WITHHOLD
06	Peter K. Seldin	FOR	WITHHOLD
07	Michael W. Sutherlin	FOR	WITHHOLD
08	Robert M. Tessari	FOR	WITHHOLD
09	Clifton T. Weatherford	FOR	WITHHOLD

2. Amended and Restated Articles

To approve of the amended and restated articles of the Corporation to allow the Corporation to hold shareholder meetings anywhere in Canada or in the cities of New York or Houston, to remove unnecessary references to the bylaws of the Corporation and to comply with applicable corporate law in the Province of Alberta.

	FOR	AGAINST	ABSTAIN

3. Amended and Restated Bylaws

To approve of the amended and restated bylaws of the Corporation to modernize the bylaws and eliminate certain provisions of the existing bylaws.

	FOR	AGAINST	ABSTAIN

4. Amended and Restated 2005 Stock Option Plan

To approve of the amendment to, and restatement of, the Corporation’s 2005 Stock Option Plan to, among other things, provide for a variety of forms of equity compensation awards to be granted to employees and directors of the Corporation.

	FOR	AGAINST	ABSTAIN

5. Amended and Restated Employee Stock Savings Plan

To approve of the amendment to, and restatement of, the Corporation’s Employee Stock Savings Plan to reflect changes resulting from the Corporation’s transition from a foreign private issuer to a U.S. issuer under the U.S. Securities Exchange Act.

The Board of Directors and Management recommend that you vote FOR the proposal.	FOR	AGAINST	ABSTAIN

6. Appointment of Auditors

Appointment of PricewaterhouseCoopers LLP, a national public accounting firm, as Auditors of the Corporation for the ensuing year and authorizing of the Directors to fix their remuneration.
	FOR	WITHHOLD

To vote in the Proxyholder’s discretion upon amendments or variations to the matters identified in the Notice of Annual General and Special Meeting set forth in the Proxy Statement and any other business which may properly come before the meeting or any adjournment thereof.

None of these proposals are related to or conditioned upon the approval of any other matter or proposal. All of these proposals are being proposed by the Corporation.

Authorized Signature(s) – This section must be completed
For your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting Instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors and Management.

	Signature(s)	Date
	______________________________	/ /

Interim Financial Statements.	Annual Report

Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	Mark this box if you would NOT like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

[Tesco Logo]	[Computershare Logo]
Mr. Sam Sample	9th Floor, 100 University Avenue
123 Samples Street	Toronto, Ontario M5J 2Y1
Sampletown SS X9X 9X9	www.computershare.com

Security Class Common

Holder Account Number B1234567890 XXX

Intermediary XXX

Voting Instruction Form (“VIF”) – Annual General and Special Meeting to be held on May 18, 2007

NON-REGISTERED (BENEFICIAL) SHAREHOLDERS

1.	We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above.

2.	We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.

3.	If you wish to attend the meeting in person or appoint some other person or company, who need not be a shareholder, to attend and act on your behalf at the meeting, please insert your name(s) or the name of your chosen appointee in the space provided (please see reverse).

4.	This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions (“instructions”) on behalf of the body corporate and the address for service of the body corporate.

5.	If this VIF is not dated, it will be deemed to bear the date on which it is mailed to you.

6.	When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided with this form for the meeting.

7.	This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.

8.	Should you wish to receive a legal form of proxy, please write to Computershare at the above indicated address and one will be sent to you by mail. Please remember that a legal proxy is subject to all the terms and conditions that apply to proxies as outlined in the documentation provided with this form including any cut-off time for receipt.

9.	Your voting instructions will be recorded on receipt of the VIF and a legal form of proxy will be submitted on your behalf.

10.	By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.

11.	If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.

12.	This VIF should be read in conjunction with the accompanying documentation provided with this form.

VIFs submitted must be received by 2:30 pm, Mountain Time, on May 16, 2007.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

[Graphic] To Vote Using the Telephone	[Graphic] To Vote Using the Internet

Call the number listed BELOW from a touch tone	Go to the following web site:
telephone.	www.investorvote.com
1-866-734-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 123456	HOLDER ACCOUNT NUMBER B1234567890	ACCESS NUMBER 12345

Mr. Sam Sample B1234567890 XXX 123
Appointment of Proxyholder
I/We being holder(s) of TESCO CORPORATION hereby		If you wish to attend in person or appoint
appoint(s): Julio M. Quintana, President and Chief Executive Officer, or failing him, James A. Lank, General Counsel and Corporate Secretary	OR	someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse)

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Tesco Corporation to be held at the Hyatt Regency Calgary at 700 Centre Street SE, Calgary, Alberta, Canada on May 18, 2007 at 2:30 p.m. (Calgary time) and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

The Board of Directors and Management recommend that you vote FOR all of the nominees listed below.

Nominees:
01	Fred J. Dyment	FOR	WITHHOLD
02	Gary L. Kott	FOR	WITHHOLD
03	Raymond Vance Milligan, Q.C.	FOR	WITHHOLD
04	Julio Manuel Quintana	FOR	WITHHOLD
05	Norman W. Robertson	FOR	WITHHOLD
06	Peter K. Seldin	FOR	WITHHOLD
07	Michael W. Sutherlin	FOR	WITHHOLD
08	Robert M. Tessari	FOR	WITHHOLD
09	Clifton T. Weatherford	FOR	WITHHOLD

2. Amended and Restated Articles

To approve the amended and restated articles of the Corporation to allow the Corporation to hold shareholder meetings anywhere in Canada or in the cities of New York or Houston and to remove unnecessary references to the bylaws of the Corporation and to comply with applicable corporate law in the Province of Alberta.

	FOR	AGAINST	ABSTAIN

3. Amended and Restated Bylaws

To approve the amended and restated bylaws of the Corporation to modernize the bylaws and eliminate certain provisions of the existing bylaws.

	FOR	AGAINST	ABSTAIN

4. Amended and Restated 2005 Stock Option Plan

To approve the amendment to, and restatement of, the Corporation’s 2005 Stock Option Plan to, among other things, provide for a variety of forms of equity compensation awards to be granted to employees and directors of the Corporation.

The Board of Directors and Management recommend that you vote FOR the proposal.	FOR	AGAINST	ABSTAIN

5. Amended and Restated Employee Stock Savings Plan

To approve the amendment to, and restatement of, the Corporation’s Employee Stock Savings Plan to reflect changes resulting from the Corporation’s transition from a foreign private issuer to a U.S. issuer under the U.S. Securities Exchange Act.

	FOR	AGAINST	ABSTAIN

6. Appointment of Auditors

Appointment of PricewaterhouseCoopers LLP, a national public accounting firm, as Auditors of the Corporation for the ensuing year and authorizing of the Directors to fix their remuneration.	FOR	WITHHOLD

To vote in the Proxyholder’s discretion upon amendments or variations to the matters identified in the Notice of Annual General and Special Meeting set forth in the Proxy Statement and any other business which may properly come before the meeting or any adjournment thereof.

None of these proposals are related to or conditioned upon the approval of any other matter or proposal. All of these proposals are being proposed by the Corporation.

Authorized Signature(s) – This section must be completed
For your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.	Signature(s) ________________________	Date / /

Interim Financial Statements.	Annual Report

Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	Mark this box if you would NOT like to receive Annual Report and accompanying Management’s Discussion and Analysis by mail.	Mark this box if you wish to receive a legal form of Proxy (see Note #8 on reverse).

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.